SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
NABORS INDUSTRIES LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Nabors Industries Ltd.
Crown House
4 Par-la-Ville Road
Second Floor
Hamilton, HM08 Bermuda
NOTICE OF SPECIAL MEETING OF WARRANT HOLDERS TO BE HELD ON [MARCH 26], 2024
Dear warrant holders:
Notice is hereby given that a special virtual meeting of warrant holders (the “Meeting”), of Nabors Industries Ltd., a Bermuda exempted company (the “Company”), will be held on [March 26], 2024, at [  ] am EST, for the following purposes:
1.
To approve the amendment of that certain Warrant Agreement, dated as of June 10, 2021, by and between the Company and Computershare Trust Company, N.A. a Delaware corporation, as warrant agent (the “Warrant Agreement”) in order to allow the Company to determine whether warrants tendered for exercise will be settled by the Company via Net Settlement or Full Settlement (the “Settlement Proposal”) as more fully described in the accompanying proxy statement;

2.
To approve the amendment of the Warrant Agreement to allow the Company to partially accelerate the expiration date of the warrants as more fully described in the accompanying proxy statement (the “Acceleration Proposal” and, together with the Settlement Proposal, the “Amendment Proposals”); and

3.
To approve the adjournment of the Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the condition precedent proposals (the “Adjournment Proposal”).

The Meeting will be held virtually and can be accessed over the internet (see instructions below for “How do I attend the Meeting and Register to Vote?”).
At the website referenced below you will be able to listen to the meeting live, submit questions and vote online. It is important that your warrants be represented and voted at the Meeting. Whether or not you plan to attend the Meeting, please vote using the procedures described in the proxy materials or on the proxy card. Your vote will mean that you are represented at the Meeting regardless of whether or not you attend the Meeting. Returning the proxy does not deprive you of your right to attend the Meeting and to vote your warrants virtually at the Meeting.
Holders of record of our warrants at the close of business on [February 14], 2024 (the “Record Date”), are entitled to attend and vote at the Meeting. The Company urges the warrant holders to vote “For” Items 1, and 2, and solicits your vote.
A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice.
This notice and the enclosed proxy statement are first being mailed to warrant holders on or about [February 27], 2024.
Your vote is important. Whether or not you plan to attend the Meeting, I hope that you will vote as soon as possible. You may vote your warrants by either completing, signing and returning the accompanying proxy card or casting your vote via a toll-free telephone number or over the Internet.
By Order of the Board of Directors,
Sincerely,

/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary [ ], 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON [MARCH 26], 2024.

This Notice and Proxy Statement are available online at: www.proxyvote.com
Nabors Corporate Services, Inc.
515 W. Greens Rd.
Houston, TX 77067

PROXY STATEMENT
The Board of Directors of Nabors Industries Ltd., a Bermuda exempted company (the “Company” or “we”), is furnishing this Proxy Statement and the accompanying proxy to you to solicit your proxy for a special, virtual meeting (the “Meeting”) of holders (the “warrant holders”) of the Company’s warrants (the “Warrants”) to purchase common shares of the Company, par value U.S.$0.05 per share (the “Common Shares”) initially issued in June 2021 pursuant to that certain warrant agreement, dated as of June 10, 2021, by and between the Company and Computershare Trust Company, N.A. a Delaware corporation, as warrant agent (the “Warrant Agreement”).
iii

QUESTIONS AND ANSWERS ABOUT THE MEETING
What is this proxy statement?
You have received this proxy statement because our Board of Directors is soliciting your proxy as a warrant holder to vote your Warrants at the Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your Warrants.
What is the purpose of the Meeting?
At the Meeting, our warrant holders will act upon the matters described in this proxy statement. These matters include the approval of (1) the Settlement Proposal and (2) the Acceleration Proposal, each as more fully described herein. An additional purpose of the Meeting is to transact any other business that may properly come before the Meeting and any and all adjournments or postponements of the Meeting.
Will there be any other business on the agenda?
The Company knows of no other matters that are likely to be brought before the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.
What are the Board of Directors’ recommendations?
Our Board of Directors recommends that you vote:
•	FOR the approval of the Settlement Proposal;
•	FOR the approval of the Acceleration Proposal; and
•	FOR the Adjournment Proposal.
Who is entitled to virtually attend and vote at the Meeting?
Only warrant holders of record at the close of business on [February 14], 2024 (the “Record Date”), are entitled to notice of, and to virtually attend and vote at, the Meeting. As of December 31, 2023, there were 2,913,040 Warrants outstanding. Holders of Warrants as of the Record Date are entitled to one vote for each Warrant held. If you exercise your warrants before [February 14], 2024, you will not be entitled to vote at the meeting.
What is the difference between holding securities as a holder of record and as a beneficial owner?
Holder of Record. If your securities are registered directly in your name with our warrant agent, Computershare Trust Company, N.A., you are considered, with respect to those securities, the “holder of record.” This proxy has been sent directly to you.
Beneficial Owner. If your securities are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of securities held in street name. This proxy has been forwarded to you by your broker, bank or nominee who is considered, with respect to those securities, the holder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your securities by using the voting instructions included with your proxy materials and those sent to you by your broker, bank or nominee. If you do not provide such direction, and your broker does not provide a vote on your behalf, i.e., a broker non-vote, it will have the same effect as a vote against the proposal.
How do I attend the Meeting and Register to Vote?
If you are a record holder of Warrants, you received a proxy card from Broadridge Financial Solutions, Inc. (“Broadridge”). The proxy card contains instructions on how to vote electronically as well as to attend the virtual Meeting including the URL address, along with your control number. You will need your control number for access. If you require assistance, please contact Georgeson LLC (“Georgeson”) by calling 888-624-2255.

You can vote as well as to attend the virtual Meeting starting on [March 26], 2024 at [  ] am EST. Enter the following URL address into your browser: www.virtualshareholdermeeting.com/NBR2024SM, enter your control number, name and email address. You can vote in the chat box. At the start of the Meeting, you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the Meeting.
If you are a beneficial owner, who owns their investments through a bank or broker, please contact them to receive your control number. If you have questions, Georgeson can be contacted by calling 888-624-2255.
If you wish to vote prior to the virtual Meeting, you may do so by visiting www.proxyvote.come and following the instructions on your proxy card.
How do I vote my Warrants?
Warrant holders can vote live at their virtual Meeting or by their proxy. You may vote by proxy in one of four ways:
•
By Telephone – Warrant holders can vote by telephone by calling the number in your proxy card that you have received. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [March 25], 2024. Have your proxy card in hand when you call and then follow the instructions.

•
Vote at the Meeting – If you plan to attend the virtual meeting online, visit the following website and note you will need your control number to vote electronically at the meeting: www.virtualshareholdermeeting.com/NBR2024SM. For more information, please see “How do I attend the Meeting and Register to Vote?” directly above.

•
By Internet Before the Meeting – You can vote over the Internet up until 11:59 p.m. EST on [  ], 2024. To vote, go to the link below and follow the instructions provided in “How do I attend the Meeting and Register to Vote?” directly above: www.proxyvote.com.

•	By Mail – You can vote by mail by marking your vote, signing, dating and returning your proxy card in the postage-paid envelope provided.
Telephone and Internet voting facilities for warrant holders of record will be available 24 hours a day and will close at 11:59 p.m. (EST) on [March 25], 2024.
If your Warrants are held in the name of a bank, broker or other nominee, you will receive instructions from them. You must follow the instructions of your bank, broker or other nominee in order for your Warrants to be voted. Telephone and Internet voting also will be offered to warrant holders owning Warrants through certain banks and brokers.
If your Warrants are not registered in your own name and you plan to vote your Warrants in person at the Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card.
If you have any questions regarding how to vote, feel free to call the solicitation agent, Georgeson, by calling 888-624-2255.
If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your Warrants in the manner you indicate. You may specify how your Warrants should be voted for the proposal(s). If you grant a proxy without indicating your instructions, your Warrants will be voted for the approval of the Warrant Agreement Amendment & Restatement and for the approval of the Adjournment Proposal.
What is required to approve each item?
•	For the Settlement Proposal, the approval by the holders of at least 50% of the then-outstanding Warrants is required.
•	For the Acceleration Proposal, the approval by the holders of at least 50% of the then-outstanding Warrants is required.
•	For the Adjournment Proposal the approval by the holders of at least 50% of the Warrants, present at the meeting.
For the purpose of determining whether the warrant holders have approved the proposals, abstentions have the same effect as a negative vote.

How will Warrants represented by properly executed proxies be voted?
All Warrants represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your Warrants will be voted in accordance with the Board of Directors’ recommendations as set forth herein. In addition, if any other matters properly come before either Meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at such Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.
Can I change my vote or revoke my proxy?
Any warrant holder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:
•	filing with us a written notice of revocation of your proxy,
•	voting over the Internet or by telephone,
•	submitting a properly signed proxy card bearing a later date, or
•	voting virtually at the Meeting.
What does it mean if I receive more than one proxy?
If your Warrants are registered under different names or are in more than one account, you may receive more than one set of proxy materials. To ensure that all your Warrants are voted, please vote by telephone, through the Internet using each personal identification number you are provided, or complete, sign and date the multiple proxy cards relating to your multiple accounts.
Who paid for this proxy solicitation?
The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders and warrant holders in connection with the solicitation of proxies is borne by us.
Certain of our directors, officers, and employees may solicit proxies by telephone, personal contact, or other means of communication. They will not receive any additional compensation for these activities.
We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.
We have also engaged Georgeson as the proxy solicitor for the Meeting for a base fee of $20,000, plus fees for additional services. We have also agreed to reimburse Georgeson for its reasonable out of pocket expenses.
We will pay all expenses associated with this solicitation and the preparation of proxy materials.
How do I learn the results of the voting at the Meeting?
Preliminary results will be announced at the Meeting. Final results will be published in a Current Report on Form 8-K filed with the SEC within four business days of the Meeting.
How are proxies solicited?
In addition to mailing solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other street name holders for their expenses in forwarding proxy solicitation materials to beneficial owners of our Warrants.
What is “householding”?
“Householding” means that we deliver a single set of proxy materials when requested to households with multiple warrant holders (as applicable), provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another warrant holder of record sharing your address would like to receive an additional copy of the proxy materials, we will promptly deliver it to you upon your request in one of the following manners:
•	by sending a written request by mail to:
Nabors Corporate Services, Inc.
515 W. Greens Rd.
Houston, TX 77067
Attention: Investor Relations
•	by calling Investor Relations at: 281-776-4954.
If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting Investor Relations as indicated above.
Whom may I contact for further assistance?
If you have any questions about giving your proxy or require any assistance, please contact Investor Relations:
•	by mail, to:
Nabors Corporate Services, Inc.
515 W. Greens Road
Houston, TX 77067
Attention: Investor Relations
•	by telephone, at 281-776-4954.

Share Ownership of Directors and Executive Officers
Our directors and executive officers are required to own our Common Shares in order to align their interests with those of other shareholders. Ownership of the Company’s Common Shares ties a portion of their net worth to the Company’s share price and provides a continuing incentive for them to work toward superior long-term stock performance.
As of December 31, 2023, Nabors had 10,556,041 Common Shares issued and outstanding and entitled to vote, including shares held by subsidiaries of Nabors. For purposes of the following table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any Common Shares that such person has the right to acquire within 60 days. The following table sets forth the beneficial ownership of Common Shares, as of December 31, 2023, by each of our current directors and executive officers, both individually and as a group. Except as otherwise indicated below, each person has sole voting and investment power for the Common Shares shown below:
Beneficial Owner(1)	Common Shares Beneficially Owned
	Amount and Nature of Beneficial Ownership(2)	Percent of Total Outstanding(3)
Tanya S. Beder	12,046	*
Anthony R. Chase	10,384	*
James R. Crane	13,913	*
John P. Kotts	14,546	*
Michael C. Linn	11,309	*
Anthony G. Petrello(4)	490,658	4.57%
John Yearwood	19,685	*
Mark D. Andrews	6,010	*
William J. Restrepo	130,581	1.23%
All directors and executive officers as a group	709,132	6.57%
*	Less than 1%
(1)	The address of each of the directors and named executive officers listed above is in care of the Company at Crown House, 4 Par-la-Ville Road, Second Floor, Hamilton, HM 08 Bermuda.
(2)
We have included in the table Common Shares underlying stock options that have vested or are scheduled to vest within 60 days of December 31, 2023 and all Warrants as they are exercisable within 60 days. For purposes of computing the percentage of shares held by the persons named above, such option and Warrant shares are not deemed to be outstanding for purposes of computing the ownership of any person other than the relevant option holder. The number of Common Shares underlying fully vested stock options and Warrants, respectively, or those vesting within 60 days of December 31, 2023, included in the table are as follows: Ms. Beder – 60 and 2,679; Mr. Chase – 1,829 and 1,699; Mr. Crane – 418 and 3,110; Mr. Kotts – 9,759 and 0; Mr. Linn – 0 and 924; Mr. Petrello – 0 and 170,649; Mr. Restrepo – 0 and 43,382; Mr. Yearwood – 0 and 4,879; and all directors/executive officers as a group – 12,066 and 227,332. Restricted share awards are considered outstanding shares and therefore are included in the table above regardless of vesting schedule.

(3)	The percentage of class owned is based on the Company’s total Common Shares issued and outstanding as of December 31, 2023.
(4)
The shares listed for Mr. Petrello include 6,284 shares owned by a charitable foundation over which Mr. Petrello, as an officer of the foundation, has voting and dispositive power. Mr. Petrello disclaims beneficial ownership of those shares.

Collectively, the Company’s directors and executive officers own 227,332 Warrants and have indicated to the Company that they intend to vote all such Warrants in favor of this amendment.

Share Ownership of Certain Beneficial Owners
The following table contains information regarding each person known to us to beneficially own more than 5% of our outstanding Common Shares based on Schedule 13G filings made by such persons with the SEC.
Beneficial Owner Name and Address	Amount and Nature of Beneficial Ownership	Percent of Total Outstanding(1)
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	1,485,766	15.1%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	827,615	7.79%
State Street Corporation(4) 1 Congress Street, Suite 1 Boston, MA 02114	512,993	5.42%
(1)	The percentage of shares outstanding are based upon the Company’s total Common Shares issued and outstanding as of the beneficial owner’s most recent Schedule 13G or amendment thereto.
(2)
Based on a Schedule 13G/A filed on January 22, 2024, BlackRock and certain of its affiliates have sole voting power with respect to 1,467,120 shares and sole dispositive power with respect to 1,485,766 shares as of December 31, 2023.

(3)
Based on a Schedule 13G filed on February 9, 2023, The Vanguard Group and certain of its affiliates have shared voting power with respect to 14,210 shares, sole dispositive power with respect to 806,051 shares and shared dispositive power with respect to 21,564 shares as of December 31, 2022.

(4)
Based on a Schedule 13G filed on January 24, 2024, State Street and certain of its affiliates have sole voting power with respect to no shares, shared voting power with respect to 486,222 shares, sole dispositive power with respect to no shares and shared dispositive power with respect to 512,993 shares as of December 31, 2023.

THE MEETING
This section of the proxy statement describes the material provisions of the Amendment Proposals, but does not purport to describe all of the terms of the amendments to the Warrant Agreement that will be effective if the Amendment Proposals pass. This summary is qualified in its entirety by reference to the substantive text of the proposed amendments, which if approved, will be implemented through an amendment and restatement of the Warrant Agreement. A copy of the Amended & Restated Warrant, reflecting only the changes to be effected by the Settlement Proposal, is attached as Appendix A hereto. A copy of the Amended & Restated Warrant Agreement, reflecting only the changes to be effected by the Acceleration Proposal, is attached as Appendix B hereto. Should both the Settlement Proposal and the Acceleration Proposal be approved, the Company will implement both the changes reflected in Appendix A and those reflected in Appendix B. Should either of the proposals pass, the Company will also implement necessary conforming updates to the Warrant Agreement and will remove now inapplicable portions of the Warrant Agreement, including the right to receive the Incentive Share Fraction. Capitalized terms used but not defined in this section shall have the meanings assigned to such terms in the Warrant Agreement. You are urged to read the substantive text of both sets of proposed amendments to the Warrant Agreement in their entirety before voting on these proposals.
General
On June 11, 2021, the Company distributed 3.3 million Warrants on a pro rata basis to its shareholders. The distribution provided the Company with a means to reduce debt and strengthen its balance sheet as the Company permitted the Exercise Price to be paid with Designated Notes or cash, at each warrant holder’s discretion. As of December 31, 2023, 813,148 Warrants have been exercised, which has allowed the Company to, in part, achieve the goals of the distribution.
Today, as the Company continues to reduce debt and strengthen its balance sheet through alternatives that do not increase the number of issued and outstanding Common Shares, including improved cash flow from operations, it believes that it’s in the best interest of the Company and its shareholders to minimize the increase in share count created by Warrant exercises, while retaining the fundamental benefit the Warrants provide to the Company and its warrant holders.
The Company seeks to implement the Settlement Proposal so that it can better manage the change in its share count caused by Warrant exercise, while staging its cash inflows of liquidity to better match its needs. The Company seeks to implement the Acceleration Proposal so that it can obtain the right to accelerate the expiration date of less than all the outstanding Warrants, rather than all the outstanding Warrants. The Company believes that the Amendment Proposals are beneficial to the Company and its warrant holders as they give the Company the flexibility both to manage the form of Warrant settlement and thereby control, at least in part, the number of common shares issued upon exercise of the Warrants and to control the number of outstanding Warrants.

APPROVAL OF THE SETTLEMENT PROPOSAL
The Executive Committee of our Board of Directors unanimously adopted resolutions approving the Settlement Proposal. If approved by warrant holders holding more than 50% of the outstanding Warrants at the Meeting, which is the requisite number of warrant holders required to approve the Settlement Proposal, as more fully described below, the Settlement Proposal will provide the Company the sole right to determine whether a Warrant exercised be satisfied via “Net Settlement” or “Full Settlement”.
The Company will also make any necessary conforming amendments to the Warrant Agreement and will remove now inapplicable portions of the Warrant Agreement, including the right to receive the Incentive Share Fraction. If the warrant holders approve this proposal, the Company and the warrant agent plan to execute an Amended & Restated Warrant Agreement shortly after the Meeting, substantially in the form of Appendix A (and will also implement the amendments called for by the Acceleration Proposal, if also approved) without any other action on the part of the warrant holders. The amendment of the Warrant Agreement, as called for by the Settlement Proposal, will not affect any other provisions of the Warrant Agreement.
Proposed Amendment Related to the Settlement Proposal
If approved, the Settlement Proposal will provide that the Company has sole discretion to determine whether the Exercise Price for exercised Warrants be satisfied via “Net Settlement” or “Full Settlement”. The intent of this provision is to permit the Company to reduce the dilution caused by Warrant exercise without any change to the ultimate value of the consideration delivered to holders if it determines the liquidity provided by Full Settlement is not needed.
If the amendment is approved, once a Warrant is exercised, we will be required to determine how we would like the exercise to be settled. If the Company determines that the Exercise Price for an exercised Warrant be satisfied via Full Settlement, the applicable warrant holder will be required to satisfy the Exercise Price through the delivery to the Company of the appropriate amount of cash or Designated Notes. Currently, except under very limited circumstances which are not currently applicable, warrant holders may only satisfy the Exercise Price of the Warrants through Full Settlement. In the case of either Full Settlement or Net Settlement, the Company will settle its obligation under the exercised Warrant by issuing shares to the holder in the manner currently contemplated by the Warrant Agreement (“Share Consideration”).
If the Company determines that the Warrants’ Exercise Price be satisfied via Net Settlement, the warrant holder will not be separately required to tender any consideration to satisfy the Exercise Price and the Company will cause a number of Common Shares to be issued to the warrant holders, such issuance to be:
•
“Aggregate Net Share Settlement Amount,” defined as, a number of Common Shares equal to (x) the difference between (1) the VWAP (as defined below) on the exercise date and (2) the Exercise Price, (y) divided by the VWAP on the exercise date and (z) multiplied by the number of Warrants exercised (the “Aggregate Net Share Settlement Amount”).

As used herein, VWAP of the Common Shares or other security on any date of determination means (i) in the case of the Common Shares, the consolidated volume weighted average price per share of Common Shares based on all trades in the consolidated tape system on such date as displayed on Bloomberg page “NBR US Equity HP” (setting: “Weighted Average Line”) or any successor or replacement page. If such information is not so available, the volume weighted average price shall be the volume weighted average price per Common Share on the New York Stock Exchange only, as displayed on Bloomberg page “NBR UN Equity HP” (setting: “Weighted Average Line”) or any successor or replacement page, or if such information is not so available, then it shall be the closing price of Common Stock on the New York Stock Exchange, and (ii) in the case of any other security, the volume weighted average price per security on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security on such date as displayed on Bloomberg page “HP” (setting: “Weighted Average Line”) in respect of such security for such primary market as aforesaid or any successor or replacement page. If such information is not so available, the VWAP shall be the closing price of such security (or if none, the last reported sale price) on such primary market as aforesaid on such date.
Purpose
The purpose of this provision is to manage the change in share count while staging the inflows of liquidity to better match the Company needs.

This amendment provides the Company added optionality to settle the Warrants in the method that, at the time of settlement, is most favorable to the Company in light its capital structure and liquidity needs—whether through increasing the Company’s liquidity (or reducing its debt) or through reducing the dilutive effect of Warrant exercises on its shareholders. The Company believes that this amendment is beneficial to the holders as it provides the Company with additional optionality to settle the Warrants without changing the ultimate value of the Warrants to holders.
As a result of this amendment, the Company will have sole discretion to determine whether the Exercise Price will be satisfied via Full Settlement or Net Settlement. For the avoidance of doubt, in all such cases the Company will not be required to obtain consent from any warrant holder. Also, as a result of this amendment, exercise of the Warrants will be made through the warrant agent rather than through DTC. Exercising holders will have to submit a form of election, as illustrated in Appendix A, to the warrant agent. The warrant agent and the relevant DTC participant will then effect settlement on behalf of the Company and the exercising warrant holder (which, in the case of street name holders, will be your broker, dealer or nominee as registered holder)—either Full Settlement or Net Settlement at the election of the Company—via DTC’s Deposit & Withdrawal At Custodian (DWAC) system.
Furthermore, the Company will also make any necessary conforming amendments to the Warrant Agreement and will remove now inapplicable portions of the Warrant Agreement, including the right to receive the Incentive Share Fraction.
Reservation of Right to Abandon the Settlement Proposal
We reserve the right to not execute the Settlement Proposal without further action by our warrant holders at any time prior to execution of the Settlement Proposal, even if the authority to execute the Settlement Proposal is approved by the requisite number of warrant holders at the Meeting. By voting in favor of the Settlement Proposal, you are expressly also authorizing the Board of Directors to delay, not proceed with, and abandon, the Settlement Proposal if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its warrant holders.
Vote Required and Board of Directors’ Recommendation
Approval of the Settlement Proposal requires the approval by the holders of at least 50% of the then-outstanding Warrants.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE SETTLEMENT PROPOSAL, GRANTING THE COMPANY THE RIGHT TO DETERMINE WHETHER A WARRANT EXERCISED BE SATISFIED VIA “NET SETTLEMENT” OR “FULL SETTLEMENT”

APPROVAL OF THE ACCELERATION PROPOSAL
The Executive Committee of our Board of Directors unanimously adopted resolutions approving the Acceleration Proposal. If approved by warrant holders holding more than 50% of the outstanding Warrants at the Meeting, which is the requisite number of warrant holders required to approve the Acceleration Proposal, as more fully described below, the Acceleration Proposal will provide the Company the sole right to determine whether to accelerate the expiration date of less than all the outstanding Warrants.
The Company will also make any necessary conforming amendments to the Warrant Agreement and will remove now inapplicable portions of the Warrant Agreement, including the right to receive the Incentive Share Fraction. If the warrant holders approve this proposal, the Company and the warrant agent plan to execute an Amended & Restated Warrant Agreement shortly after the Meeting, substantially in the form of Appendix B (and will also implement the amendments called for by the Settlement Proposal, if also approved) without any other action on the part of the warrant holders. The amendment of the Warrant Agreement, as called for by Acceleration Proposal, will not affect any other provisions of the Warrant Agreement.
Proposed Amendment Related to the Acceleration Proposal
If approved, the Acceleration Proposal will provide the Company with sole discretion to accelerate the expiration date of less than all of the outstanding Warrants. The intent of this provision is to permit the Company to reduce the dilution caused by Warrant exercise by reducing the number of Warrants outstanding, without accelerating the expiration date of all of the Warrants.
Currently, the Warrant Agreement permits the Company to accelerate the expiration date of all, but not less than all, the Warrants upon 20 days’ notice to warrant holders. Upon approval of the Acceleration Proposal, the Company will also have the right, upon 20 days’ notice to warrant holders, to from time-to-time accelerate the expiration date of less than all of the outstanding Warrants. If the Company determines to exercise such partial acceleration right, it will do so on a pro rata basis amongst all holders such that each holder will hold the same percentage of the outstanding Warrants both before and after a partial acceleration.
Purpose
The purpose of this provision is to grant the Company the flexibility to leave a portion of the Warrants outstanding upon the exercise of the Company’s existing right to accelerate the expiration date of the Warrants on 20 days’ notice. The Company believes that this amendment is beneficial to the holders as it provides the Company with additional optionality to minimize the increase in share count, while still leaving a some of the Warrants outstanding and thereby allowing holders to retain some of the benefits of the Warrants that where freely distributed to them.
With this amendment, the Company will have sole discretion to from time-to-time accelerate the expiration date of less than all of the outstanding Warrants. For the avoidance of doubt, the Company will not be required to obtain consent from any warrant holder when exercising this right.
Reservation of Right to Abandon the Acceleration Proposal
We reserve the right to not execute the Acceleration Proposal without further action by our warrant holders at any time prior to execution of the Acceleration Proposal, even if the authority to execute the Acceleration Proposal is approved by the requisite number of warrant holders at the Meeting. By voting in favor of the Acceleration Proposal, you are expressly also authorizing the Board of Directors to delay, not proceed with, and abandon, the Acceleration Proposal if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its warrant holders.
Vote Required and Board of Directors’ Recommendation
Approval of the Acceleration Proposal requires the approval by the holders of at least 50% of the then-outstanding Warrants.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ACCELERATION PROPOSAL, GRANTING THE COMPANY THE RIGHT TO FROM TIME-TO-TIME ACCELERATE THE EXPIRATION DATE OF LESS THAN ALL OF THE OUTSTANDING WARRANTS.

THE ADJOURNMENT PROPOSAL
In the event there are not sufficient votes for, or otherwise in connection with the above proposal, the Board of Directors may adjourn the relevant Meeting to a later date, or dates, if necessary, to permit further solicitation of proxies.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
ADJOURNMENT PROPOSAL.

OTHER MATTERS
As of the date of this Proxy Statement, the Company has no knowledge of any business which will be presented for consideration at the Meeting other than the Amendment Proposals and the Adjournment Proposal. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

APPENDIX A - FORM OF AMENDED & RESTATED WARRANT AGREEMENT AS AMENDED BY THE SETTLEMENT PROPOSAL

(Bolded double underlined language will be added)
~~(Struck through language will be deleted)~~

AMENDED AND RESTATED WARRANT AGREEMENT

Dated as of ~~June 10~~[ ], ~~2021~~2024

between

NABORS INDUSTRIES LTD.

and

COMPUTERSHARE INC. and COMPUTERSHARE TRUST COMPANY, N.A.

Jointly as Warrant Agent

Warrants for
Common Shares of
Nabors Industries Ltd.

A-i

EXHIBIT A Form of Warrant

EXHIBIT B Protocol for Exercise of Warrants with Payment in Designated Notes
A-ii

AMENDED AND RESTATED WARRANT AGREEMENT, dated as of ~~June 10~~[ ], ~~2021~~2024 (this “Agreement”), between Nabors Industries Ltd., a Bermuda exempted company (the “Company”), Computershare Inc., a Delaware corporation, and its ~~wholly-owned subsidiary,~~affiliate, Computershare Trust Company, N.A., a federally chartered trust company, collectively as Warrant Agent (the “Warrant Agent”) (each a “Party” and collectively, the “Parties”) amending and restating that certain Warrant Agreement dated as of June 10, 2021 among the Company and the Warrant Agent (the “Original Agreement”).
The Board of Directors has declared a distribution (the “Warrant Distribution”) to the holders of record of the Company’s common shares, par value $0.05 per share (the “Common Shares”), as of 5:00 P.M., New York City time, on June 4, 2021 (such date and time, the “Distribution Record Date”), in the form of warrants to purchase Common Shares. The Company ~~desires to issue~~issued the warrants on the terms and conditions described in the Original Agreement, as amended herein (the “Warrants”) in satisfaction of the Warrant Distribution. Pursuant to the Warrant Distribution, each holder of record ~~will receive~~received two-fifths of a Warrant (rounded down for any fractional Warrant) per Common Share as of the Distribution Record Date. The Warrants ~~will be~~were issued on June 11, 2021 (the “Issue Date”).
The Company, in accordance with the terms of the Agreement, solicited consents in order to amend and restate the Agreement. The solicited consents were successfully obtained on [__], 2024 at a special meeting of the holders of the Warrants. Following receipt of such consents, the Company executed this Agreement, amending and restating the Original Agreement.
The Company desires the Warrant Agent to act on behalf of the Company in connection with the issuance, registration, transfer, exchange, exercise and cancellation of the Warrants as provided herein, and the Warrant Agent is willing to so act.
Each Party hereto agrees for the benefit of the other Party and for the equal and ratable benefit of the registered holders of the Warrants (the “Holders”):
ARTICLE I
Definitions
SECTION 1.01. Definitions.
“Affiliate” of any Person means any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person. For purposes hereof, “control” of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.
“Aggregate Net Share Settlement Amount” means, a number of Warrant Shares equal to the Per Share Net Share Settlement Amount, (y) multiplied by the number of Warrants exercised as indicated in the Form of Election.
“~~Average~~Closing Market Price” means ~~the average of the VWAPs of the Common Shares for the five Trading Days ending two Trading Days before exercise of the Warrants~~, the VWAP on the trading date preceding the Exercise Date or, if such Exercise Date is a not a trading date, the VWAP on the preceding trading day.
“Beneficial Ownership” means ownership of Common Shares by a Person, determined in accordance with Section 382, which, for the avoidance of doubt, shall include any Common Shares such Person is treated as owning by reason of the application of the constructive ownership rules under Section 382 but shall not include any Common Shares underlying any unexercised Warrants. “Beneficially Owns” shall have a correlated meaning.
“Board of Directors” means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.
“Business Combination” means a merger, consolidation, amalgamation, statutory share exchange or similar transaction that requires the approval of the Company’s shareholders.
“Business Day” means each Trading Day that is not (i) a Saturday, (ii) a Sunday, or (iii) a day on which banking institutions are allowed by law, regulation or executive order to be closed in the State of New York.
“Calculation Agent” means ConvEx Capital Markets LLC, or such successor Person as may be appointed by the Company to serve as calculation agent for the Warrants.

“Capital Stock” means (i) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (ii) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.
“Default Settlement Mechanic” means Net Share Settlement unless the Company has either (i) informed the Warrant Agent and Holders in accordance with Section 8.04 of its decision to change the Default Settlement Mechanic, in which case Default Settlement Mechanic shall mean the Settlement Mechanic set forth in the latest such notice provided pursuant to Section 8.04 or (ii) informed the Warrant Agent following receipt of the applicable Form of Election of its election to utilize an alternative Settlement Mechanic.1
“Definitive Warrant” means a Warrant Certificate in definitive form that is not deposited with the Depositary or with the Warrant Agent as the Warrant Custodian.
“Depositary” means The Depository Trust Company, its nominees, and their respective successors.
“Designated Notes” means, collectively, any of the issued and outstanding notes of the Company or Nabors Industries, Inc. as designated or undesignated by the Company from time to time; provided that (i) any designation by the Company of a particular series of notes as “Designated Notes” shall retain such designation for a minimum of 20 Business Days following publication of notice of the same by press release and (ii) any removal by the Company of a particular series of its notes from “Designated Notes” shall only be effective 20 Business Days following publication of notice of the same by press release. ~~The Company initially designates the following notes as “Designated Notes”: (a) Nabors Industries, Inc.’s (i) 5.10% Notes due 2023, (ii) 0.75% Exchangeable Notes due 2024, (iii)~~As of the date hereof, only the Company’s ~~5.75% Notes due 2025~~ and ~~(b)~~ the ~~Company’s~~ 7.25% Notes due 2026 are Designated Notes.
“Dividend Threshold” has the meaning specified in Section 4.01(d).
“Ex-Date” means the first date on which the Common Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Company or, if applicable, from the seller of Common Shares on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market.
“Exchange Act” means the U.S. Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as they may be amended from time to time.
“Exercise ~~Date Reference~~ Price” means ~~the VWAP of the Common Shares on the Trading Day immediately preceding the Exercise Date~~$166.66667, such payment to be made in cash or in Designated Notes.
“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board of Directors, acting in good faith.
“Incentive Share Fraction” means, with respect to the exercise of a Warrant on an Exercise Date:
(a) if the Incentive Share Fraction Equation is less than 0.06 then the Incentive Share Fraction shall be equal to zero; and
(b) if the Incentive Share Fraction Equation is equal to or greater than 0.06 then the Incentive Share Fraction shall be equal to 0.33333.
provided, that if the Exercise Date Reference Price is (a) greater than or equal to $140.00 and (b) less than or equal to $186.6667, the number of Warrant Shares (including Incentive Share Fractions) to be delivered per Warrant will not exceed the quotient of (x) 186.6667~~1~~2 and (y) Exercise Date Reference Price; provided further, that if the Exercise Date Reference Price is greater than $186.6667, the Incentive Share Fraction shall be zero.
“Incentive Share Fraction Equation” means, with respect to the exercise of a Warrant on an Exercise Date, (A) the quotient of (i) the VWAP of the Common Shares on the Trading Day immediately preceding such Exercise Date, multiplied by three and (ii) the sum of the daily VWAPs of the Common Shares on each of the second, third and fourth Trading Days immediately preceding the Exercise Date (B) minus one.
~~1~~ [2]	For ease of calculation, when exercising six Warrants together, clause (x) of this quotient equals 1,112.

“Form of Exercise Notice” means the Form of Exercise Notice included in the Form of Warrant attached hereto as Exhibit A.
“Full Settlement” means a Settlement Mechanic whereby the Exercise Price is paid in cash or Designated Notes.
“Independent Advisor” means a nationally recognized independent investment banking firm or financial advisor with appropriate expertise (which may include the Calculation Agent) retained by the Company.
“Market Price” means, with respect to the Common Shares, on any given day, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, of the Common Shares on the New York Stock Exchange on such day. If the Common Shares are not listed on the New York Stock Exchange on any date of determination, the Market Price of the Common Shares on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Shares are so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Shares are so listed or quoted, or, if the Common Shares are not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Shares in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization, or, if that bid price is not available, the Market Price of the Common Shares on that date shall mean the Fair Market Value per share as determined by the Board of Directors in reliance on the advice of an Independent Advisor. For the purposes of determining the Market Price of the Common Shares on the Trading Day preceding, on or following the occurrence of an event, (i) that Trading Day shall be deemed to commence immediately after the regular scheduled closing time of trading on the New York Stock Exchange (or, if the Common Shares are not listed on the New York Stock Exchange, the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Shares) or, if trading is closed at an earlier time, such earlier time and (ii) that Trading Day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last Trading Day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. and the specified event occurs at 5:00 p.m. on that day, the Market Price would be determined by reference to such 4:00 p.m. closing price).
~~“Net Share Settlement” means the settlement method pursuant to which an exercising Holder shall be entitled to receive from the Company, without paying the Exercise Price, for each Warrant exercised, the Per Share Net Share Settlement Amount.~~
“Net Share Settlement” means the a Settlement Mechanic whereby an exercising Holder shall be entitled to pay the Exercise Price by having the Warrant Agent withhold a sufficient amount of shares and issuing the Holder only, the Per Share Net Share Settlement Amount, upon exercise with respect to each Warrant exercised.
“Officer” means, with respect to any Person, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, any Assistant Treasurer, or the Secretary or an Assistant Secretary of such Person.
“Ordinary Cash Dividends” means a quarterly cash dividend, consistent with the Company’s then-current dividend policy, on Common Shares.
“Per Share Net Share Settlement Amount” means the quotient of (i) the Closing Market Price as determined on the relevant Exercise Date less the Exercise Price divided by (ii) the Closing Market Price.
“Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.
“Pro Rata Repurchase” means any purchase of Common Shares by the Company or any subsidiary thereof pursuant to (i) any tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder or (ii) any other offer available to substantially all holders of Common Shares, in the case of both (i) or (ii), whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property

(including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a subsidiary), or any combination thereof, effected prior to the Expiration Date. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange by the Company under any tender or exchange offer that is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.
“record date” means, for the purposes of Sections 4.01 and 4.02, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Shares have the right to receive any cash, securities or other property or in which the Common Shares (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Shares entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).
“SEC” means the U.S. Securities and Exchange Commission.
“Section 382” means Section 382 of the Internal Revenue Code of 1986, as amended, or any successor statute or provision, the Treasury Regulations promulgated thereunder, and any rulings issued by the Internal Revenue Service in connection therewith.
“Securities Act” means the U.S. Securities Act of 1933 and the rules and regulations promulgated thereunder, as they may be amended from time to time.
~~“Settlement Amount” means (i) in the case of a Settlement Mechanic of Full Settlement, one Warrant Share per Warrant exercised; and (ii) in the case of a Settlement Mechanic of Net Share Settlement, the Aggregate Net Share Settlement Amount.~~
~~“Settlement Consideration” means Warrant Shares.~~
“Settlement Mechanic” means Full Settlement or Net Share Settlement, at the election of the Company.
“Settlement Amount” means
(i) in the case of Full Settlement, one Warrant Share per each Warrant exercised; and
(ii) in the case of Net Share Settlement, the Aggregate Net Share Settlement Amount.
“Settlement Consideration” means Warrant Shares.
“Trading Day” means a day on which the Common Shares (i) at the close of regular way trading (not including extended or after hours trading) is not suspended from trading on the New York Stock Exchange or, if the Common Shares are not listed on the New York Stock Exchange, any national or regional securities exchange or association or over-the-counter market that is the primary market for the trading the Common Shares at the close of business, and (ii) has traded at least once regular way on the New York Stock Exchange or such other national securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Shares, as applicable.
“VWAP” of the Common Shares or other security on any date of determination means (i) in the case of the Common Shares, the consolidated volume weighted average price per share of Common Shares based on all trades in the consolidated tape system on such date as displayed on Bloomberg page “NBR US Equity HP” (setting: “Weighted Average Line”) or any successor or replacement page. If such information is not so available, the volume weighted average price shall be the volume weighted average price per Common Share on the NYSE only, as displayed on Bloomberg page “NBR UN Equity HP” (setting: “Weighted Average Line”) or any successor or replacement page, or if such information is not so available, then it shall be the closing price of Common ~~Stock~~Shares on the NYSE, and (ii) in the case of any other security, the volume weighted average price per security on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security on such date as displayed on Bloomberg page “HP” (setting: “Weighted Average Line”) in respect of such security for such primary market as aforesaid or any successor or replacement page. If such information is not so available, the VWAP shall be the closing price of such security (or if none, the last reported sale price) on such primary market as aforesaid on such date.

“Warrant Certificate” means any Global Warrant or Definitive Warrant issued by the Company under this Agreement.
“Warrant Custodian” means the custodian with respect to a Global Warrant (as appointed by the Depositary) or any successor Person thereto.
“Warrant Shares” means the Common Shares issuable on exercise of the Warrants, including any Incentive Share Fraction.
SECTION 1.02. Other Definitions
Term	Defined in Section
“Agent Members”	2.01(c)
“Agreement”	Recitals
“Common Share Shelf Registration Statement”	5.01
“Common Shares”	Recitals
“Company”	Recitals
“conversion”	4.01(b)
“convertible securities”	4.01(b)
“Distribution Record Date”	Recitals
“Exercise Date”	3.04(a)
~~“Exercise Price”~~	~~3.01~~
“Expiration Date”	3.02(b)
“Global Warrant”	2.01(a)
“Holders”	Recitals
“Issue Date”	Recitals
“Original Agreement”	Recitals
“Ownership Limitation”	3.08
“Party” or “Parties”	Recitals
“Permitted Transactions”	4.01(b)
“Pre-Trigger Event Date”	4.01(e)
“Price Condition”	3.02(c)
“Price Condition Notice”	3.02(d)
“Prospectus”	5.05
“Rights Plan”	4.01(f)
“Spin-Off”	4.01(c)(ii)
“Stock Transfer Agent”	3.05
“Trigger Event”	4.01(f)
“Unit of Reference Property”	4.03
“Valuation Period”	4.01(c)(ii)
“Warrant Agent”	Recitals
“Warrant Register”	2.03
“Warrants”	Recitals
“Warrants Distribution”	Recitals
SECTION 1.03. Rules of Construction. Unless the text or context otherwise requires:
(i) a defined term has the meaning assigned to it herein;
(ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with U.S. generally accepted accounting principles as in effect from time to time;
(iii) “including” means including, without limitation;
(iv) words in the singular include the plural and words in the plural include the singular;

(v) references to any statute, rule, standard, regulation or other law include a reference to (x) the corresponding rules and regulations and (y) each of them as amended, modified, supplemented, consolidated, replaced or rewritten from time to time; and
(vi) headings to Articles and Sections in this Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.
ARTICLE II
Form of Warrant; Beneficial Interests
SECTION 2.01. Issuance and Registration.
(a) Warrants. The Warrants shall initially be issued to the Warrant Agent on behalf of the registered holders of the Common Shares as of the Distribution Record Date, as reflected in the Company’s direct registration system for the Common Shares. The Warrant Agent shall allocate the Warrants to, and register the Warrants in the names of, such registered holders in accordance with the Company’s direct registration system or the Warrant Agent’s other book-entry procedures pursuant to an allocation schedule approved by the Company. Any Warrants registered through the Company’s direct registration system or the Warrant Agent’s other book-entry procedures shall be issued in uncertificated form and shall not be represented by Warrant Certificates. Notwithstanding the foregoing, some or all of the Warrants may, at initial issuance or any time thereafter, be represented by one or more permanent Global Warrants, in definitive, fully registered form with the global securities legend set forth in Exhibit A hereto (each, a “Global Warrant”). Any such Global Warrant shall be deposited on behalf of the relevant Holders with the Warrant Agent, as custodian for the Depositary (or with such other custodian as the Depositary may direct), registered in the name of the Depositary or a nominee of the Depositary, and duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided.
(b) Definitive Warrants. Holders of Warrants or holders of beneficial interests in any Global Warrant will not be entitled to physical delivery of Definitive Warrants (except as provided in Section 2.05).
(c) Procedures for Global Warrants. This Section 2.01(c) shall apply only to any Global Warrant deposited with or on behalf of the Depositary.
(i) If any Warrants are to be represented by a Global Warrant, the Company shall execute and the Warrant Agent shall, in accordance with Section 2.02, countersign and deliver initially one or more Global Warrants that (a) shall be registered in the name of the Depositary for such Global Warrant or Global Warrants or of the nominee of the Depositary and (b) shall be delivered by the Warrant Agent to the Depositary or pursuant to the Depositary’s instructions or held by the Warrant Agent as custodian for the Depositary.
(ii) Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Agreement with respect to any Global Warrant held on their behalf by the Depositary or by the Warrant Agent as the custodian of the Depositary or under such Global Warrant, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary, or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Warrant.
(d) No Fractional Warrants. The Company shall not issue fractional Warrants or distribute Warrant Certificates which evidence fractional Warrants. If any fractional Warrant would otherwise be required to be issued or distributed pursuant to the Warrant Distribution or otherwise, the Company or Warrant Agent, as applicable, shall round down the total number of Warrants to be issued to the relevant Holder to the nearest whole number.
SECTION 2.02. Warrant Certificates. If any Warrant Certificates are issued hereunder, then at least one Officer shall sign such Warrant Certificates for the Company by manual, facsimile or portable document format (“PDF”) signature or by means of other electronic transmission.

(a) If an Officer whose signature is on a Warrant Certificate no longer holds that office at the time the Warrant Agent countersigns the Warrant Certificate, the Warrants evidenced by such Warrant Certificate shall be valid, nevertheless.
(b) At any time and from time to time after the execution of this Agreement, the Warrant Agent shall, upon receipt of a written order of the Company signed by an Officer of the Company, countersign, either by manual, facsimile, PDF signature or by means of other electronic transmission, and issue a Warrant Certificate evidencing the number of Warrants specified in such order. Such order shall specify the number of Warrants to be evidenced on the Warrant Certificate to be countersigned, the date on which such Warrant Certificate is to be countersigned, whether such Warrant Certificate is to be a Global Warrant or a Definitive Warrant, and the number of Warrants then authorized. Each Warrant shall be dated the date of its countersignature.
(c) The Warrants (whether or not evidenced by a Warrant Certificate) shall not be valid until registered on the Warrant Register.
SECTION 2.03. Warrant Register. The Warrants shall be issued in registered form only. The Warrant Agent shall keep a register (the “Warrant Register”) of the Warrants (and Warrant Certificates, if applicable) and of their transfer and exchange. The Warrant Register shall show the names and addresses of the respective Holders and the date and number of Warrants owned by such Holders (as evidenced on the face of each of the Warrant Certificates, if applicable). The Holder of any Global Warrant will be the Depositary or a nominee in whose name the Global Warrant is registered.
The Company and the Warrant Agent may deem and treat the Person in whose name Warrants are registered in the Warrant Register as the absolute owner of such Warrants for all purposes and regardless of any notice to the contrary.
SECTION 2.04. Transfer and Exchange.
(a) Transfer and Exchange of Warrants.
(i) The transfer and exchange of Warrants or beneficial interests therein shall be effected through the Company’s direct registration system or the Warrant Agent’s other book-entry procedures and, in the case of any Global Warrants, the Depositary, in each case in accordance with this Agreement and the procedures of the Warrant Agent and, as applicable, the Depositary therefor. The Company may instruct the Warrant Agent from time to time that Warrants held by a member of the Board of Directors, an Officer of the Company or an Affiliate of the Company are subject to restrictions on transfers or exchanges related to compliance with applicable securities laws, in which case the Warrant Agent shall not permit the transfer or exchange of such Warrants without the consent of the Company.
(ii) Except as set forth in Section 2.04(a)(iii), a Global Warrant may only be transferred as a whole, and not in part, and only by (x) the Depositary to a nominee of the Depositary, (y) a nominee of the Depositary to the Depositary or another nominee of the Depositary or (z) the Depositary or any such nominee to a successor Depositary or its nominee.
(iii) In the event that a Global Warrant is exchanged and transferred for Definitive Warrants pursuant to Section 2.05, such Warrants may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.04 and such other procedures as may from time to time be adopted by the Company.
(iv) The Warrant Agent shall register the transfer, from time to time, of any Definitive Warrant upon the Warrant Register, upon surrender of such Warrant for transfer, properly endorsed with signatures properly guaranteed and accompanied by the appropriate instructions for transfer. Upon any such transfer, one or more new Definitive Warrants representing an equal aggregate number of Definitive Warrants shall be issued and the transferred certificate shall be canceled.
(v) The Warrant Agent shall register the transfer, from time to time, of any Definitive Warrant upon the Warrant Register, upon surrender of such Warrant for transfer, together with any evidence of authority that may be required by the Warrant Agent, including but not limited to the properly endorsed Warrant with signatures properly guaranteed from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association, and accompanied by the appropriate instructions for transfer. Upon any such transfer, one or more new Definitive Warrants representing an equal aggregate number of Definitive Warrants shall be issued and the transferred certificate shall be canceled.
(b) Cancellation or Adjustment of Global Warrant. At such time as all beneficial interests in a Global Warrant have been exchanged for Definitive Warrants, redeemed, repurchased or canceled, such Global Warrant shall be returned to the Depositary for cancellation or retained and canceled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Definitive Warrants, repurchased or canceled, the number of Warrants represented by such Global Warrant shall be reduced and an adjustment shall be made on the books and records of the Warrant Agent (if it is then the Warrant Custodian for such Global Warrant) with respect to such Global Warrant, by the Warrant Agent, to reflect such reduction.
(c) Obligations with Respect to Transfers and Exchanges of Warrants.
(i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall countersign, by either manual, facsimile or PDF signature or by means of other electronic transmission, any Global Warrants and Definitive Warrants, if applicable, as required pursuant to the provisions of Section 2.02 and this Section 2.04.
(ii) No service charge shall be made for any registration of transfer or exchange. Any transfer tax, assessments, or similar governmental charge payable in connection with any registration of transfer or exchange shall be paid by the Holder.
(iii) Prior to the due presentation for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the Person in whose name Warrants are registered as the absolute owner of such Warrants, and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.
(iv) All Warrants issued upon any transfer or exchange pursuant to the terms of this Agreement shall be valid obligations of the Company, entitled to the same benefits under this Agreement as the Warrants surrendered upon such transfer or exchange.
(d) No Obligation of the Warrant Agent. The Warrant Agent shall have no responsibility or obligation to any beneficial owner of a Global Warrant, an Agent Member or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Warrants or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice, or the payment of any amount, under or with respect to such Warrants. All notices and communications to be given to the Holders and all payments to be made to Holders under the Warrants shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Warrant). The rights of beneficial owners in any Global Warrant shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Warrant Agent may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.
SECTION 2.05. Definitive Warrants.
(a) Subject to Section 2.05(e), beneficial interests in a Global Warrant deposited with the Depositary or with the Warrant Agent as custodian shall be transferred to the beneficial owners thereof in the form of Definitive Warrants in a number equal to the number of Warrants represented by such Global Warrant, in exchange for such Global Warrant, only if such transfer complies with Section 2.04 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for such Global Warrant or if at any time the Depositary ceases to be a “clearing agency” registered under the Exchange Act and, in each such case, a successor depositary is not appointed by the Company within 90 days of such notice, or (ii) the Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants under this Agreement.

(b) Any Global Warrant that is transferable to the beneficial owners thereof pursuant to this Section 2.05 shall be surrendered by the Depositary to the Warrant Agent, to be so transferred, in whole or from time to time in part, without charge, and the Warrant Agent shall countersign, by either manual, facsimile or PDF signature or by means of other electronic transmission, and deliver to each beneficial owner in the name of such beneficial owner, upon such transfer of each portion of such Global Warrant, Definitive Warrants evidencing a number of Warrants equivalent to such beneficial owner’s beneficial interest in the Global Warrant. The Warrant Agent shall register such transfer in the Warrant Register, and upon such transfer the surrendered Global Warrant shall be canceled by the Warrant Agent. Any such Definitive Warrants shall bear such restrictive legends as the Company may instruct.
(c) Subject to the provisions of Section 2.05(b), the registered Holder of a Global Warrant may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Agreement or the Warrants.
(d) In the event of the occurrence of either of the events specified in Section 2.05(a), the Company will promptly make available to the Warrant Agent a reasonable supply of Definitive Warrants in definitive, fully registered form.
(e) The Depositary shall notify the Warrant Agent of the names and the amounts in which the Definitive Warrants will be issued. Neither the Company nor the Warrant Agent will be liable or responsible for any names or any amounts provided by the Depositary.
(f) Notwithstanding the foregoing, in lieu of issuing a Definitive Warrant to any Person, the Warrant Agent may, upon the Company’s instruction, register Warrants in the name of such Person through the Company’s direct registration system or the Warrant Agent’s other book-entry procedures.
SECTION 2.06. Replacement Certificates. If a mutilated Warrant Certificate is surrendered to the Warrant Agent or if the Holder of a Warrant Certificate provides proof reasonably satisfactory to the Company and the Warrant Agent that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall issue and the Warrant Agent shall countersign, by either manual, facsimile or PDF signature or by means of other electronic transmission, a replacement Warrant Certificate representing an equivalent number of Warrants, if the reasonable requirements of the Warrant Agent are met and absent notice to Warrant Agent that such certificates have been acquired by a bona fide purchaser. Such Holder shall furnish an open penalty surety bond sufficient in the judgment of the Company and the Warrant Agent to protect the Company and the Warrant Agent from any loss that either of them may suffer if a Warrant Certificate is replaced. The Warrant Agent may, at its option, issue replacement Warrants for mutilated certificates upon presentation thereof without such indemnity. The Company and the Warrant Agent may charge the Holder for their expenses in replacing a Warrant Certificate. Every replacement Warrant Certificate evidences an additional obligation of the Company.
SECTION 2.07. Outstanding Warrants. Warrants outstanding at any time are all Warrants evidenced as outstanding in the Warrant Register (which, in the case of Warrants represented by Warrant Certificates, shall include all Warrant Certificates authenticated by the Warrant Agent excluding those canceled by it and those delivered to it for cancellation). A Warrant does not cease to be outstanding because an Affiliate of the Company holds the Warrant. A Warrant ceases to be outstanding if Nabors Industries Ltd. holds the Warrant.
If a Warrant Certificate is replaced pursuant to Section 2.06, the Warrants evidenced thereby cease to be outstanding unless the Warrant Agent and the Company receive proof satisfactory to them that the replaced Warrant Certificate is held by a protected purchaser (as defined for purposes of the Delaware Uniform Commercial Code).
SECTION 2.08. Cancellation. In the event the Company shall purchase or otherwise acquire Definitive Warrants, the Company may, at its option, deliver the same to the Warrant Agent for cancellation.
The Warrant Agent and no one else shall cancel all Warrant Certificates surrendered for transfer, exchange, replacement, exercise or cancellation. The Company may not issue new Warrant Certificates to replace Warrant Certificates to the extent they evidence Warrants which have been exercised or Warrants which the Company has canceled.

SECTION 2.09. CUSIP Numbers.
The Company may assign “CUSIP” numbers (if then generally in use) in connection with the issuance of the Warrants and the Warrant Agent may use such “CUSIP” numbers in notices as a convenience to Holders; provided, however, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Warrant Certificates or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Warrant Certificates.
ARTICLE III
Exercise Terms
SECTION 3.01. Exercise. Each Warrant shall entitle the Holder thereof to ~~purchase~~ :
(a) ~~(a)  Obtain~~ Purchase one Common Shares for each Warrant evidenced thereby, plus (b) the Incentive Share Fraction (which may be zero) for the applicable Exercise Date (which number of Warrant Shares may be adjusted pursuant to this Agreement) at an exercise price of $166.66667 per Warrant (as such exercise price may be adjusted pursuant to this Agreement, the “Exercise Price”). upon exercise thereof pursuant to, and as adjusted by, the Default Settlement Mechanic; provided that upon exercise of the Warrant, the Company shall have the sole discretion to determine whether to settle the exercise via Full Settlement or Net Share Settlement. Obtain Purchase one Common Shares for each Warrant ~~upon exercise thereof pursuant to, and as adjusted by, the Default Settlement Mechanic; provided that upon exercise of the Warrant, the Company shall have the sole discretion to determine whether to settle the exercise via Full Settlement or Net Share Settlement;~~ evidenced thereby in exchange for the Exercise Price, which shall be deemed paid pursuant to Section 3.04.
SECTION 3.02. Exercise Period.
(a) Subject to the terms and conditions set forth herein, the Warrants shall be exercisable at any time and from time to time on or after the Issue Date. Notwithstanding the foregoing, the Holders will be able to exercise the Warrants only if (i) the Common Share Shelf Registration Statement relating to the Warrant Shares is effective and (ii) the Warrant Shares are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such Holders reside except as otherwise provided in Section 5.01. The Company may instruct the Warrant Agent from time to time that Warrants held by a member of the Board of Directors, an Officer of the Company or an Affiliate of the Company are subject to further restrictions on exercise related to compliance with applicable securities laws, in which case the Warrant Agent shall not permit the exercise of such Warrants without the consent of the Company.
(b) Subject to the other provisions of this Section 3.02, the Warrants will expire and cease to be exercisable at 5:00 p.m. New York City time on June 11, 2026 (as adjusted under this Section 3.02, the “Expiration Date”).
(c) Following the last day of any 30 consecutive Trading Day period in which the daily VWAPs of the Common Shares has been at least 75.000% of the Exercise Price for at least 20 Trading Days (whether or not consecutive) (the “Price Condition”), the Company may elect to do any of the following: (i) accelerate the Expiration Date pursuant to Section 3.02(f), (ii) terminate the right to receive the Incentive Share Fraction when exercising the Warrants by (a) delivering Designated Notes and/or (b) paying cash, (iii) terminate the right to exercise the Warrants using cash or Designated Notes and/or (iv) modify the amount and calculation of the Incentive Share Fraction.
(d) The Company shall issue a press release (the “Price Condition Notice”) within five Business Days after market close on the date on which the Price Condition is met if it elects to take an action permitted under Section 3.02(c). Such Price Condition Notice shall describe the action the Company has elected to take and the effective date of such election, which effective date shall not be fewer than 20 Business Days following the date the Price Condition Notice is released.
(e) Prior to the date that is 20 Business Days prior to the Expiration Date, the Company may elect to revoke, reinstate, alter or modify any action taken under Section 3.02(c); provided, however, that the Company may not revoke, reinstate, alter or modify the acceleration of the Expiration Date pursuant to Section 3.02(f), which shall be irrevocable.

(f) Notwithstanding Section 3.02(b), the Company shall have the right to accelerate the Expiration Date for any reason with 20 Business Days’ prior public notice by press release. The date specified by the Company in such public notice shall be the “Expiration Date” for the purposes of this Warrant Agreement.
SECTION 3.03. Expiration. A Warrant shall terminate and become void as of the earliest of (i) the Expiration Date and (ii) the date such Warrant is exercised.
SECTION 3.04. Manner of Exercise.
(a) Subject to Sections 3.02(b) and 3.03, prior to the Expiration Date, Warrants may be exercised by a Holder in full or in part no later than 5:00 P.M., New York time, on any Business Day (the “Exercise Date”), by
(i) on the Exercise Date, (x) delivery to the Warrant Agent at its office of the related Warrant Certificate, in the case of Warrants issued in certificated form ~~,~~ or (y) delivery of the Warrant through the systems of the Depositary, in the case of Warrants issued in global form, which, for the avoidance of doubt, shall be effected by the Holder or relevant Agent Member via the Depositary’s DWAC system;
(ii) on the Exercise Date, delivery to the Warrant Agent of an election to purchase Warrant Shares in the applicable form included in Exhibit A, duly completed and signed by the Holder; and
(iii) ~~either~~ to the extent the Company determines to settle such exercise through Full Settlement, (A) payment in United States dollars by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account of the Company (as designated by the Company by notice in writing to the Holders pursuant to Section 8.04) or (B) no earlier than the Business Day following the Exercise Date, surrendering notes of an applicable series of Designated Notes (with a principal amount of $1,000 or any whole multiple thereof) with a stated aggregate principal amount (regardless of the then current market value of such Designated Notes), excluding any accrued and unpaid interest, if any, as of the applicable date of surrender, in each case equal (or, in the case of surrender pursuant to clause (iii)(B) in an amount at least equal) to the Exercise Price multiplied by the number of Common Shares. ~~(excluding the Incentive Share Fraction, if any)~~ hereby purchased, subject, in the case of Designated Notes held through the Depositary, to the Depositary’s applicable procedures and the relevant Holder effecting, or arranging for, the transfer of such Designated Notes through the Depositary’s deposit and withdrawal at custodian (DWAC) system. For the avoidance of doubt, to the extent the Company determines to settle such exercise through Net Share Settlement, no payment of cash or Designated Notes will be required to be made by the Holders and the Exercise Price will be deemed to be paid by issuance of the aggregate Per Share Net Share Settlement Amount.
(b)  In the case of a Global Warrant, any Person with a beneficial interest in such Global Warrant shall effect compliance with the requirements in Section 3.04(a)(i), (ii) and (iii) above through the relevant Agent Member in accordance with the ~~procedures of the Depositary~~protocols set forth on Exhibit C of the Warrant Certificate, except in the case of transactions described in clause (iii)(B), in which case such requirements shall be satisfied in accordance with the protocol set forth on Exhibit B of the Warrant Certificate, or in accordance with such other procedures as shall be agreed by the Company and the Warrant Agent. All principal of the applicable series of Designated Notes surrendered pursuant to Section 3.04(a)(iii)(B) in excess of the Exercise Price multiplied by the number of Common Shares ~~(excluding the Incentive Share Fraction, if any)~~ thereby purchased shall be forfeited to the Company by the Holder surrendering such Designated Notes and shall not be refunded to such Holder.
(c) All unpaid interest that has accrued up to, but excluding, the date that any notes of an applicable series of Designated Notes are duly surrendered pursuant to Section 3.04(a)(iii)(B) (including interest on the amount deemed forfeited pursuant to Section 3.04(b), if any) shall be forfeited to the Company by the Holder surrendering such Designated Notes and shall not be refunded to such Holder; provided if such Designated Note is surrendered between a record date and interest payment date, interest will be paid on the interest payment date with respect to the principal balance of the Designated Note as of the record date.
(d) If any of (w) the Warrant Certificate or (x) the election to purchase Warrant Shares, is received by the Warrant Agent after 5:00 P.M., New York time, on the date specified in Section 3.04(a), the Warrants will be deemed to be received and exercised on the next succeeding Business Day, which shall be the Exercise Date thereof. If the date specified as the Exercise Date is not a Business Day, the Warrants will be deemed to be received and exercised on the next succeeding day which is a Business Day. If the Warrants are received or deemed to be received after the Expiration Date, the exercise thereof will be null and void and any funds delivered to the Warrant Agent will be returned to the Holder as soon as practicable. In no event will interest accrue on funds deposited with the Warrant Agent in respect of an exercise or attempted exercise of Warrants.
(e) In the case of a Global Warrant, whenever some but not all of the Warrants represented by such Global Warrant are exercised in accordance with the terms thereof and of this Agreement, such Global Warrant shall be surrendered by the Holder to the Warrant Agent, which shall cause an adjustment to be made to such Global Warrant so that the number of Warrants represented thereby will be equal to the number of Warrants theretofore represented by such Global Warrant less the number of Warrants then exercised. The Warrant Agent shall thereafter promptly return such Global Warrant to the Holder or its nominee or custodian.
(f) In the case of a Definitive Warrant, whenever some but not all of the Warrants represented by such Definitive Warrant are exercised in accordance with the terms thereof and of this Agreement, the Holder shall be entitled, at the request of the Holder, to receive from the Company within a reasonable time, and in any event not exceeding ten (10) Business Days, a new Definitive Warrant in substantially identical form for the number of Warrants equal to the number of Warrants theretofore represented by such Definitive Warrant less the number of Warrants then exercised.
(g) If a Warrant Certificate shall have been exercised in full, the Warrant Agent shall promptly cancel such certificate following its receipt from the Holder or the Depositary, as applicable.
(h) Notwithstanding the foregoing, or anything in Section 8.03 to the contrary, the Company shall have the right, in its sole discretion, to (i) alter, waive, revise, adjust, change or modify the requirements, time periods or other mechanics of the process of exercising the Warrants~~.~~ (provided that any such modified mechanics of exercise shall be consistent with the customary procedures of the Warrant Agent), (ii) to change the Default Settlement Mechanic and (iii) to choose a Settlement Mechanic (including choosing different Settlement Mechanics for Warrants exercised on the same Exercise Date) in connection with any particular exercise of a Warrant.
(i) If a Common Share Shelf Registration Statement is not effective at the Exercise Date or a prospectus relating to the issuance of Warrant Shares is not current, the Holders will be able to exercise their Warrants only ~~on a net share settled basis~~through Net Share Settlement pursuant to the exemption from the registration requirements of the Securities Act under Section 3(a)(9) and as described in Section 3.05~~(b)~~.
SECTION 3.05. ~~Issuance of Warrant Shares~~Settlement.
(a) Upon receipt of a duly completed and executed Exercise Notice from a Holder, as soon as practicable following receipt of such notice by the Company, the Company shall inform the Warrant Agent in writing and such Holder through the Warrant Agent of the Settlement Mechanic chosen for such exercise:
(i) in the case the Company determines to settle the exercise through Full Settlement, the Holder shall remit the Exercise Price in cash or Designated Notes to the Warrant Agent as soon as practicable after being informed of such decision, which shall result in the purchase of a number of Common Shares, par value of $0.05 per share, equal to the Settlement Amount; and
(ii) in the case the Company determines to settle the exercise through Net Share Settlement, the Warrant Agent, on behalf of the Company, will withhold and cancel a number of Warrants exercised by the Holder such that the Holder shall receive a number of Common Shares, par value of $0.05 per share, equal to the aggregate Per Share Net Share Settlement Amount.
In the absence of notice from the Company of its election of an alternative Settlement Mechanic, Warrants will be exercised pursuant to the method prescribed in Section 3.05(b).

(b) Subject to Section 3.05(a),
(i) any Warrants exercised in compliance with this Agreement shall be settled according to the Default Settlement Mechanic and using the Settlement Consideration; and
(ii) ~~(a) Subject to Section 3.02(a),~~ upon any exercise of Warrants in compliance with this Agreement, the Company shall issue and cause the transfer agent for the Common Shares (the “Stock Transfer Agent”, which may be the Warrant Agent) to cause to be registered in the Company’s register of shareholders via the direct registration system a number of full Warrant Shares so purchased upon the exercise of such Warrants ~~(~~equal to the Settlement Amount (such number shall be determined in accordance with Section 3.06) or Units of Reference Property to which it is entitled, registered or otherwise, to the Holder or Holders entitled to receive the same or upon the written order of the Holder(s) in such name or names as the Holder(s) may designate (including any depositary institution so designated by a Holder). ~~In no event shall the Company have the right or be required to settle the exercise of Warrants through delivery of cash in lieu of Common Shares.~~
~~(b) If a Holder is only able to exercise its Warrants on a net share settled basis due to the conditions described in Section 3.04(i), it shall do so by surrendering its Warrants in exchange for that number of Common Shares equal to the quotient obtained by dividing (x) the product of (i) the applicable number of Warrant Shares on such Exercise Date multiplied by (ii) the excess of the Average Market Price over the Exercise Price by (y) the Average Market Price.~~
(c) The Company shall provide the cost basis information to the Warrant Agent, as applicable:
(i) In the event of an exercise ~~with cash or with Designated Notes~~pursuant to which the Company determines Full Settlement shall apply, the Company hereby instructs the Warrant Agent to record cost basis for newly issued shares as follows:
(1) in the event of an exercise with cash, the Warrant Agent shall record cost basis for newly issued shares as the sum of (x) the Exercise Price plus (y) the Holder’s cost basis in the exercised Warrant, if any, which the Warrant Agent shall request of the Holder, if necessary (unless the Company has provided reasonable written notice to the Warrant Agent to use a different method of calculating cost basis, as reasonably determined by the Company, at the time of or prior to such exercise), and
(2) in the event of an exercise with Designated Notes, the Warrant Agent shall record cost basis of newly issued shares as the sum of (x) the fair market value of the Designated Notes tendered in exercise as of the date of exercise (as reasonably determined by the Company) plus (y) the Holder’s cost basis in the exercised Warrant, if any, which the Warrant Agent shall request of the Holder, if necessary (unless the Company has provided reasonable written notice to the Warrant Agent to use a different method of calculating cost basis, as reasonably determined by the Company, at the time of or prior to such exercise).
(ii) In the event of an exercise of a Warrant ~~on a net share settled basis~~pursuant to which the Company determines Net Share Settlement shall apply, the Company shall provide instructions for computing cost basis for shares issued pursuant to such exercise at the time the Company confirms the number of ~~Common~~Warrant Shares issuable in connection with such exercise.
(d) the Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of ~~Common~~Warrant Shares to be issued on such exercise, pursuant to this Agreement, is accurate or correct.
SECTION 3.06. Fractional Warrant Shares. The Company shall not be required to issue fractional Common Shares on the exercise of Warrants or pay cash in lieu thereof. The number of full Common Shares that shall be issuable upon an exercise of Warrants by a Holder at any time shall be computed on the basis of the aggregate number of Common Shares which may be purchased pursuant to the Warrants being exercised by that Holder at that time. If any fraction of a Common Share would be issuable upon the exercise of Warrants, the Company shall round down the total number of Common Shares to be issued to the relevant Holder to the nearest whole number.

SECTION 3.07. Reservation of Warrant Shares.
(a) The Company shall at all times keep reserved out of its authorized Common Shares a number of Common Shares sufficient to provide for the exercise of all outstanding Warrants, including the maximum number of the Incentive Share Fraction. The Company will keep a copy of this Agreement on file with the Stock Transfer Agent and will furnish to such Stock Transfer Agent a copy of all notices of adjustments (and certificates related thereto) transmitted to each Holder.
(b) The Company covenants that all Warrant Shares that may be issued upon proper exercise of Warrants (including payment of the Exercise Price, if applicable) shall, upon issue, be fully paid, nonassessable, free of preemptive rights.
(c) The Company shall provide an opinion of counsel which shall state that all Warrants or Warrant Shares, as applicable, are or will be, upon issuance, registered under the Securities Act, as amended, or are exempt from such registration, and validly issued, fully paid and nonassessable.
SECTION 3.08. Ownership Limitation.
(a) Notwithstanding any other provision in this Agreement, a Holder of a Warrant shall not be permitted to exercise Warrants for any Common Shares if, following such exercise, the Holder will have Beneficial Ownership of Common Shares in excess of 4.9% of the then issued and outstanding (excluding Common Shares held by subsidiaries of the Company) Common Shares (the “Ownership Limitation”); provided that if any Holder Beneficially Owns Common Shares in excess of the Ownership Limitation at 5:00 pm on May 27, 2021, such Holder shall have the right to exercise any Warrants (and receive the related Common Shares) received by such Holder in connection with the Warrant Distribution.
(b) Any exercise of Warrants contrary to the Section 3.08(a) shall be void ab initio to the extent of such violation.
(c) The Company will publish the total number of issued and outstanding Common Shares (less shares held by subsidiaries of the Company) on its website and with the Warrant Agent weekly while Warrants remain outstanding.
ARTICLE IV
Adjustment and Notice Provisions
SECTION 4.01. Adjustments. Subject to the provisions of this Article IV, the Exercise Price and the number of Warrants Shares shall be subject to adjustment, without duplication, as follows, except that the Company shall not make any such adjustments if each Holder participates, at the same time and upon the same terms as holders of the Common Shares and solely as a result of holding the Warrants in any of the transactions described in this Section 4.01, without having to exercise such Holder’s Warrants, as if such Holder held a number of Common Shares equal to the number of Warrant Shares:
(a) Stock Dividends, Splits, Subdivisions, Reclassifications, Combinations and similar transactions. If the Company shall (i) issue Common Shares as a dividend or make a distribution of its Common Shares, (ii) subdivide or reclassify the issued and outstanding Common Shares into a greater number of shares, or (iii) combine, consolidate or reclassify the issued and outstanding Common Shares into a smaller number of shares then, in such event:
(i) the number of Warrant Shares immediately prior to the open of business on the Ex-Date for such dividend or distribution or the effective date of such subdivision, combination, consolidation or reclassification shall be proportionately adjusted so that the Holder after such date shall be entitled to purchase the number of Common Shares that such Holder would have owned or been entitled to receive in respect of the Warrant Shares after such date had such Warrant been exercised immediately prior to such date; and

(ii) the Exercise Price in effect immediately prior to the open of business on the Ex-Date for such dividend or distribution or the effective date of such subdivision, consolidation, combination or reclassification shall be adjusted based on the following formula:
X1	=	WS0 x X0
WS1
where:
X0
= the Exercise Price in effect immediately prior to the open of business on the Ex-Date or effective date, as the case may be, for the dividend distribution, subdivision, consolidation, combination or reclassification giving rise to the adjustment;

X1	= the Exercise Price in effect immediately after the open of business on such Ex-Date or effective date, as applicable;
WS0	= the number of Warrant Shares before such adjustment; and
WS1	= the new number of Warrant Shares as determined pursuant to clause (a)(i).
Any adjustment made under this clause (a) shall become effective immediately after the open of business on such Ex-Date for such dividend or distribution, or immediately after the open of business on the effective date for such share split, share combination, reclassification, combination or similar transaction as applicable. If any dividend or distribution of the type described in this clause (a) is declared but not so paid or made, the Exercise Price and number of Warrant Shares shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, to the Exercise Price and number of Warrant Shares that would then be in effect if such dividend or distribution had not been declared.
(b) Certain Issuances of Common Shares or Convertible Securities. If the Company shall issue Common Shares (or rights or warrants or other securities exercisable or convertible into or exchangeable (collectively, a “conversion”) for Common Shares (collectively, “convertible securities”)) (other than in Permitted Transactions (as defined below) or a transaction to which Section 4.01(a), 4.01(c) or 4.01(f) is applicable) without consideration or at a consideration per share in the case of Common Shares (or, in the case of convertible securities, having a conversion price per share) that is less than 95% of the Market Price on the last Trading Day preceding the date on which the relevant sales price, conversion price or exercise price is established then, in such event:
(i) the number of Warrant Shares immediately prior to the open of business on the ~~date on which the sales price, conversion price or exercise price is established (the “~~Ex-Date~~”)~~ shall be adjusted based on the following formula:
WS1	=	WS0	X	OS0 + X
OS0 + Y
where:
X	= the total number of additional Common Shares issuable (or into which convertible securities may be exercised or converted) pursuant to such convertible securities;
Y
= the number of Common Shares equal to the aggregate price payable to exercise such convertible securities divided by the Market Price of the Common Shares on the Trading Day immediately preceding the Ex-Date;

OS0	= the number of Common Shares outstanding immediately prior to the open of business on the Ex-Date for such distribution;
WS0	= the number of Warrant Shares in effect immediately prior to the open of business on the Ex-Date; and
WS1	= the new number of Warrant Shares in effect immediately after the open of business on the Ex-Date

(ii) the Exercise Price payable upon exercise of a Warrant shall be adjusted by the following formula:
X1	=	X0	X	WS0
WS1
where:
X0	= the Exercise Price in effect immediately prior to the open of business on the Ex-Date;
X1	= the Exercise Price in effect immediately after the open of business on such Ex-Date;
WS0	= the number of Warrant Shares in effect immediately prior to the open of business on the Ex-Date; and
WS1	= the new number of Warrant Shares as determined pursuant to clause (b)(i)
Any adjustment made under this clause (b) shall be made successively whenever any such convertible securities are distributed and shall become effective immediately after the open of business on the Ex-Date for such distribution. To the extent that Common Shares are not delivered after the expiration of such convertible securities, the Exercise Price and number of Warrant Shares shall be adjusted to the Exercise Price and number of Warrant Shares that would then be in effect had the adjustment with respect to the distribution of such convertible securities been made on the basis of delivery of only the number of Common Shares actually delivered. If such convertible securities are not so distributed, the Exercise Price and number of Warrant Shares shall be decreased to the Exercise Price and number of Warrant Shares that would then be in effect if such Ex-Date for such distribution had not occurred.
For purposes of the foregoing, the aggregate consideration receivable by the Company in connection with the issuance of such Common Shares or convertible securities shall be deemed to be equal to the sum of the net offering price (after deduction of any related expenses payable to third parties) of all such securities plus the minimum aggregate amount, if any, payable upon exercise or conversion of any such convertible securities into Common Shares; and “Permitted Transactions” shall include issuances (1) as consideration for or to fund the acquisition by the Company of businesses and/or assets, (2) in connection with employee benefit plans and compensation related arrangements of the Company approved by the Board of Directors, (3) in connection with a broadly marketed offering and sale of Common Shares or convertible securities for cash and (4) upon exercise of convertible securities issued and outstanding on the date hereof or in accordance with the terms (whether mandatory or optional) of any security, instrument or agreement outstanding or in effect on the date hereof. Any adjustment made pursuant to this Section 4.01(b) shall become effective immediately upon the date of such issuance.
(c) Other Distributions and Spin-Offs.
(i) Distributions Other than Spin-Offs. If the Company makes a distribution to all holders of its Common Shares, of its Capital Stock, evidences of indebtedness, assets or property of the Company, cash, rights or warrants, excluding:
(1) dividends or distributions described in clause (a) or (b) above;
(2) dividends or distributions paid exclusively in cash described in clause (d) below;
(3) any dividends or distributions in connection with a business combination, reclassification, change, consolidation, merger, conveyance, transfer, sale, lease or other disposition resulting in the change in the securities or property receivable upon the exercise of a warrant as described in Section 4.03;
(4) rights issued pursuant to a shareholders’ rights plan adopted by the Company as described in clause (f); and
(5) Spin-Offs described below in Section 4.01(c)(ii);

then the Exercise Price shall be decreased based on the following formula:
X1	=	X0	x	SP0 - FMV
SP0
where:
X0	= the Exercise Price in effect immediately prior to the open of business on the Ex-Date for such distribution;
X1	= the Exercise Price in effect immediately after the open of business on the Ex-Date for such distribution;
SP0	= the average of the Market Prices of the Common Shares over the ten consecutive Trading Days immediately preceding, but excluding, the Ex-Date for such distribution; and
FMV	= the Fair Market Value, as of such Ex-Date, of the shares of Capital Stock, evidences of indebtedness, assets or property of the Company, cash, rights or warrants;
the number of Warrant Shares shall be increased based on the following formula:
WS1	=	WS0 x X0
X1
where:
X0	= the Exercise Price in effect immediately prior to the open of business on the Ex-Date for such distribution;
X1	= the Exercise Price in effect immediately after the open of business on the Ex-Date for such distribution;
WS0	= the number of Warrant Shares in effect immediately prior to the open of business on the Ex-Date; and
WS1	= the new number of Warrant Shares in effect immediately after the open of business on the Ex-Date.
(ii) Spin-Offs. With respect to an adjustment pursuant to this clause (c) where there has been a payment of a dividend or other distribution on the Common Shares in shares of Capital Stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Company that will be, upon distribution, listed or quoted on a U.S. national or regional securities exchange (a “Spin-Off”), the Warrant Shares shall be adjusted based on the following formula:
WS1	=	WS0	x	FMV+SP
SP
where:
WS0	= the number of Warrant Shares in effect immediately prior to the open of business on the Ex-Date of the Spin-Off;
WS1	= the number of Warrant Shares in effect immediately after the open of business on the Ex-Date of the Spin-Off;
FMV
= the average of the Market Prices of the Capital Stock or similar equity interest distributed to holders of the Common Shares applicable to one Common Share for the ten consecutive Trading Days immediately following, and including, the Ex-Date for such Spin-Off (such period, the “Valuation Period”); and

SP	= the average of the Market Prices of the Common Shares over the Valuation Period the Exercise Price in effect immediately prior to the open of business for the Ex-Date for the Spin-Off shall be adjusted based on the following formula:
X1	=	X0	x	WS0
WS1
where:
X0	= the Exercise Price in effect immediately prior to the open of business on the Ex-Date of the Spin-Off;
X1	= the Exercise Price in effect immediately after the open of business on the Ex-Date of the Spin-Off;
WS0	= the number of Warrant Shares in effect immediately prior to the open of business on the Ex-Date of the Spin-Off;
WS1	= the new number of Warrant Shares in effect immediately after the open of business on the Ex-Date of the Spin-Off as determined pursuant to clause (c)(ii).
Any adjustment to the Exercise Price and number of Warrant Shares under the preceding paragraph of this clause (c) shall be made immediately after the close of business on the last day of the Valuation Period, but shall be given effect as of the open of business on the Ex-Date for the Spin-Off. If any distribution of the type described in this Section 4.01(c) is declared but not so made, the Exercise Price and number of Warrant Shares shall be immediately readjusted, effective as of the date the Board of Directors determines not to make such distribution, to the Exercise Price and number of Warrant Shares that would then be in effect if such distribution had not been declared.
(d) Cash Dividends or Distributions. If any cash dividend or distribution is made to all or substantially all holders of Common Shares, other than a regular quarterly cash dividend that does not exceed the Dividend Threshold per Common Share then:
(i) the number of Warrant Shares shall be adjusted based on the following formula:
WS1	=	WS0	x	SP0 - T
SP0 - C
where:
SP0	= the average of the Market Prices of the Common Shares for the ten
consecutive Trading Days immediately preceding, but excluding, the Ex-Date for such dividend or distribution;
C	= the amount in cash per share the Company distributes to holders of the Common Shares;
WS0	= the number of Warrant Shares in effect immediately prior to the open of business on the Ex-Date for such dividend or distribution; and
WS1	= the new number of Warrant Shares in effect immediately after the open of business on the Ex-Date for such dividend or distribution; and
T
= an amount (subject to the proviso below, the “Dividend Threshold”) initially equal to $0.06 per Common Share; provided, however, that (x) if such dividend or distribution is not a regular quarterly cash dividend on the Common Shares, then the Dividend Threshold will be deemed to be zero per Common Share with respect to such dividend or distribution; and (y) the Dividend Threshold will be adjusted in the same manner as, and at the same time and for the same events for which the Exercise Price and number of Warrant Shares are adjusted as a result of the operation of clauses (a), (b) and (c) above and clauses (e) and (f) below.

(ii) the Exercise Price payable upon exercise of the Warrants shall be adjusted based on the following formula:
X1	=	X0	x	WS0
WS1
where:
X0	= the Exercise Price in effect immediately prior to the open of business on the Ex-Date for such dividend or distribution;
X1	= the Exercise Price in effect immediately after the open of business on the Ex-Date for such dividend or distribution;
WS0	= the number of Warrant Shares in effect immediately prior to the open of business on the ~~Ex-Dividend Date~~Ex-Date for such dividend or distribution; and
WS1	= the new number of Warrant Shares in effect immediately after the open of business on the Ex-Date for such dividend or distribution.
Any increase made under this clause (d) shall become effective immediately after the open of business on the Ex-Date for such dividend or distribution. If such dividend or distribution is not so paid, the Exercise Price and number of Warrant Shares shall be adjusted, effective as of the date the Board of Directors, or a committee thereof, determines not to make or pay such dividend or distribution, to be the Exercise Price and number of Warrant Shares that would then be in effect if such dividend or distribution had not been declared.
(e) Certain Repurchases of Common Shares. In case the Company effects a Pro Rata Repurchase of Common Shares at a price per Common Share above reported Market Price, then:
(i) the Exercise Price shall be adjusted based on the following formula:
X1	=	X0	x	(OS0x SP0)—AC
(OS0—Y)xSP0
where:
X0	= the Exercise Price in effect immediately prior to the open of business on the Effective Date of such Pro Rata Repurchase;
X1	= the Exercise Price in effect immediately after the open of business on the Effective Date of such Pro Rata Repurchase;
OS0	= the number of Common Shares issued and outstanding immediately prior to such Pro Rata Repurchase;
SP0	= the average of the Market Prices of the Common Shares for the ten consecutive Trading Days next succeeding the Effective Date of such Pro Rata Repurchase;
AC	= the aggregate purchase price of the Pro Rata Repurchase; and
Y	= the number of Common Shares so repurchased as a result of the Pro Rata Repurchase;
(ii) the number of Warrant Shares shall be adjusted based on the following formula:
WS1	=	WS0xX0
X1
where:
X0	= the Exercise Price in effect immediately prior to the open of business on the Effective Date of such Pro Rata Repurchase

X1	= the Exercise Price in effect immediately after the open of business on such Effective Date of such Pro Rata Repurchase, in accordance with Section 4.01(e)(i)
WS0	= the number of Warrant Shares in effect immediately prior to the Effective Date of such Pro Rata Repurchase
WS1	= the new number of Warrant Shares in effect immediately after the open of business on such Effective Date of such Pro Rata Repurchase
Any adjustment to the Exercise Price and number of Warrant Shares under this clause (e) shall occur at the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the Effective Date. If such repurchase is not so effected, the Exercise Price and number of Warrant Shares shall be readjusted to be the Exercise Price and number of Warrant Shares that would then be in effect if such Pro Rata Repurchase had not been declared.
(f) Certain Rights or Warrants; Shareholder Rights Plan. (i) In case the Company shall distribute or shall be deemed to have distributed, or shall fix a record date for the making of a distribution, to all holders of its Common Shares of rights or warrants pursuant to a shareholder rights plan commonly known as a “poison pill” (a “Rights Plan”), which rights or warrants are not exercisable until the occurrence of a specified event or events (a “Trigger Event”), in each such case, upon the occurrence of the earliest such Trigger Event, the Exercise Price in effect prior to such Trigger Event shall be adjusted immediately after such Trigger Event based on the following formula:
X1	=	X0	x	SP—FMV
SP
where:
X0	= the Exercise Price in effect immediately prior to such Trigger Event
X1	= the Exercise Price in effect immediately after such Trigger Event
FMV
= the Fair Market Value of the rights or warrants distributed in respect of one Common Share (determined as of the date of such Trigger Event or public disclosure of such Trigger Event, as applicable, after giving effect to the occurrence of such Trigger Event); and

SP
= the Market Price of the Common Shares on the last Trading Day immediately preceding the date of such Trigger Event (or, if the occurrence of such Trigger Event is not publicly disclosed as of the date of such Trigger Event, the last Trading Day preceding the first date on which the occurrence of such Trigger Event is publicly disclosed) (either such date, as applicable, the “Pre-Trigger Event Date”)

such adjustment shall be made successively whenever any Trigger Event occurs under any Rights Plan and, with respect to any Rights Plan with respect to which an adjustment has been made, a corresponding adjustment shall be made successively whenever any subsequent adjustment to the applicable rights or warrants is made pursuant to the terms of such Rights Plan to the extent such adjustment has not been made pursuant to the other terms of the Warrants. In such event, the number of Warrant Shares shall be adjusted based on the following formula:
WS1	=	WS0xX0
X1
where:
X0	= the Exercise Price in effect immediately prior to the applicable Trigger Event
X1	= the Exercise Price in effect immediately after such adjustment as determined in clause (f)
WS0	= the number of Warrant Shares in effect immediately prior to such adjustment
WS1	= the new number of Warrant Shares in effect immediately after such adjustment

(i) In the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event with respect thereto described in clause (i) of this Section 4.01(f):
(1) upon the redemption or repurchase by the Company of any such rights or warrants without exercise by the holders thereof, (x) in the event that a Trigger Event shall have occurred and an adjustment to the Exercise Price and number of shares issuable upon exercise of a Warrant shall have been made pursuant to clause (i) of this Section 4.01(f), the Exercise Price and number of Warrant Shares shall be readjusted as if such rights or warrants had not been distributed, and (y) whether or not a Trigger Event shall have occurred, the Exercise Price and the number of Warrant Shares shall be adjusted or readjusted, as applicable, pursuant to the terms of Section 4.01(c) upon such redemption or repurchase as though it were a cash distribution (but not an Ordinary Cash Dividend) equal to the per share redemption or repurchase consideration received by holders of Common Shares with respect to such rights or warrants (assuming such holder had retained such rights or warrants) made to all holders of Common Shares as of the date of such redemption or repurchase, it being understood that if a readjustment has occurred pursuant to clause (x) above, the readjustment described in this clause (y) shall occur immediately following such readjustment made pursuant to clause (x); and
(2) in the event that a Trigger Event shall have occurred and an adjustment to the Exercise Price and number of Warrant Shares shall have been made pursuant to clause (i) of this Section 4.01(f), in the case all such rights or warrants shall have expired or been terminated without exercise by any holders thereof, the Exercise Price and the number of Warrant Shares shall be readjusted as if such rights and warrants had not been distributed.
(ii) If the Company has a Rights Plan in effect with respect to its Common Shares, upon exercise of a Warrant, notwithstanding anything to the contrary in such Rights Plan, including any rights agreement or documents or instruments entered into as part of such Rights Plan, the Holder shall be entitled to receive, in addition to the Warrant Shares, a corresponding number of rights under such Rights Plan, unless (A) a Trigger Event occurs prior to such exercise, in which case the adjustments (if any are required) to the Exercise Price and the number of Warrant Shares with respect thereto shall be made in accordance with clause (i) of this Section 4.01(f), or (B) the Holder has provided written notice to the Company that it has elected not to receive such rights.
(iii) Any adjustment to the Exercise Price and the number of Warrant Shares pursuant to this Section 4.01(f) shall be made subject in all respects to the other provisions of this Section 4.01 (but without duplication); provided that Section 4.01(c) shall not apply, and shall be superseded by this Section 4.01(f), with respect to rights or warrants distributed (or deemed distributed) by the Company pursuant to a Rights Plan, except as expressly provided in clause (ii) of this Section 4.01(f).
(g) Other Adjustments. In addition, the Company may, but shall not be required to, make such decreases in the Exercise Price, in addition to those required by this Section 4.01, as the Board of Directors considers to be advisable for any reason, including, without limitation, in order to avoid or diminish any income tax to any holders of Common Shares or to any Holders of Warrants resulting from any dividend or distribution of shares or from any event treated as such for income tax purposes or for any other reason.
SECTION 4.02. Calculation of Adjustments; Timing of Issuance of Additional Warrant Shares Upon Certain Adjustments; Adjustment Rules.
(a) All calculations under Section 4.01 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of Section 4.01 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Warrant Shares shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a Common Share, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment that, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a Common Share, or more.
(b) In any case in which the provisions of Section 4.01 shall require that an adjustment shall become effective immediately after an Ex-Date for an event, the Company may defer until the occurrence of such event issuing to the Holder of a Warrant exercised after such record date and before the occurrence of such event the additional Warrant Shares issuable upon such exercise by reason of the adjustment required by such event over and above the Warrant Shares issuable upon such exercise before giving effect to such adjustment; provided, however, that the Company upon request shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
(c) Any adjustments pursuant to Section 4.01 shall be made successively whenever an event referred to therein shall occur. If an adjustment in Exercise Price made under Section 4.01 would reduce the Exercise Price to an amount below the par value of the Common Shares, then such adjustment in the Exercise Price shall reduce the Exercise Price to the par value of the Common Shares.
SECTION 4.03. Business Combinations and Reorganizations. In case of any Business Combination or reclassification of Common Shares (other than a reclassification of Common Shares referred to in Section 4.01), the Holder’s right to receive Warrant Shares upon exercise of a Warrant shall be converted into the right to exercise a Warrant to acquire the number of shares or other securities or property (including cash) that the Warrant Shares (at the time of such Business Combination or reclassification) immediately prior to such Business Combination or reclassification would have been entitled to receive upon consummation of such Business Combination or reclassification (the amount of such shares, other securities or property in respect of a Common Share being herein referred to as a “Unit of Reference Property”); and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be achievable, to the Holder’s right to exercise such Warrant in exchange for a Unit of Reference Property pursuant to this paragraph. If the Business Combination causes the Common Shares to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of shareholder election), then the composition of the Unit of Reference Property into which the Warrants will be exercisable shall be deemed to be the weighted average of the types and amounts of consideration actually received by the holders of Common Shares.
SECTION 4.04. Notice of Adjustments. Whenever any adjustment is made pursuant to this Article IV, the Company shall cause notice of such adjustment to be delivered to the Warrant Agent promptly following the effective date of such adjustment, such notice to include in reasonable detail (i) the reason for the adjustment, (ii) the computation of any adjustments, and (iii) the new or amended exercise terms, including, as applicable, the Exercise Price, the number of shares or the Units of Reference Property purchasable upon exercise of each Warrant after giving effect to such adjustment. The calculations, adjustments and determinations included in the Company’s notice shall, absent manifest error, be final and binding on the Company, the Warrant Agent and the Holders. The Warrant Agent shall be entitled to rely on such notice and any adjustment therein contained and the Warrant Agent shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such notice. The Warrant Agent shall have no obligation under any section of this Agreement to determine whether an adjustment is required or to calculate any of the adjustments set forth herein. The Warrant Agent shall within fifteen (15) days after receipt of such notice from the Company (which notice must specifically direct the Warrant Agent to perform the mailing) cause a similar notice to be delivered to each Holder.
SECTION 4.05. Adjustment to Warrant Certificate. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Article IV, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of Warrant Shares as are stated in any Warrant Certificates issued prior to such adjustment. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed. For the avoidance of doubt, no change to the Warrant Certificate or this Agreement as a result of an adjustment pursuant to this Article IV shall require the consent of the Holders of the Warrants or the Warrant Agent.
ARTICLE V
Registration of Warrant Shares
SECTION 5.01. Effectiveness of Registration Statement. The Company shall use commercially reasonable efforts to cause a shelf registration statement (including, at the Company’s election, an existing registration statement), filed pursuant to Rule 415 (or any successor provision) of the Securities Act, covering the issuance of

Warrant Shares to the Holders upon exercise of the Warrants by the Holders thereof (the “Common Share Shelf Registration Statement”) to (i) become effective as promptly as reasonably practicable after the date of this Agreement and (ii) remain effective until the earlier of (x) such time as all Warrants have been exercised and (y) the Expiration Date. The Company shall promptly inform the Warrant Agent of any change in the status of the effectiveness or availability of the Common Share Shelf Registration Statement. For the avoidance of doubt, no Warrants shall be exercisable at any time until a Common Share Shelf Registration Statement becomes effective. Notwithstanding the foregoing, if a Common Share Shelf Registration Statement covering the issuance of the Warrant Shares at the time of exercise of any Warrants is not effective or a prospectus relating thereto is not current, the Holders will be able to exercise their Warrants only ~~on a net share settled basis~~through Net Share Settlement by surrendering their Warrants in exchange for ~~Common Shares~~the Settlement Amount as described in Section 3.05~~(b)~~ and, if applicable, pursuant to the exemption from the registration requirements of the Securities Act under Section 3(a)(9).
SECTION 5.02. Suspension. The Company shall be entitled to suspend the availability of the Common Share Shelf Registration Statement from time to time during any consecutive 365-day period for a total not to exceed 90 days during such consecutive 365-day period if the Board of Directors determines in the exercise of its reasonable judgment that such suspension is necessary in order to comply with applicable laws and provides notice that such determination was made to the Holders of the Warrants; provided, however, that (i) if the Company exercises such right in the 90 consecutive-day period immediately prior to the Expiration Date, the Expiration Date shall be delayed by the number of days during such 90-day period for which the availability of the Common Share Shelf Registration Statement was suspended and (ii) in no event shall the Company be required to disclose the business purpose for such suspension if the Company determines in good faith that such business purpose must remain confidential.
SECTION 5.03. Blue Sky. The Company shall use commercially reasonable efforts to register or qualify the Warrant Shares under all applicable securities laws, blue sky laws or similar laws of all jurisdictions in the United States in which any Holder may or may be deemed to purchase Warrant Shares upon the exercise of Warrants and shall use commercially reasonable efforts to maintain such registration or qualification for so long as it is required to cause the Common Share Shelf Registration Statement to remain effective under the Securities Act pursuant to Section 5.01; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction in which it would not otherwise be required to qualify but for this Section 5.03 or to take any action that would subject it to general service of process or to taxation in any such jurisdiction in which it is not then so subject.
SECTION 5.04. Expenses. Subject to Section 2.04(c)(ii) all expenses incident to the Company’s performance of or compliance with its obligations under this Article V relating to the issuance of the Warrant Shares will be borne by the Company, including without limitation: (i) all SEC, stock exchange or Financial Industry Regulatory Authority registration and filing fees, (ii) all fees and expenses incurred by the Company in connection with the compliance with state securities or blue sky laws, (iii) all expenses of any Persons incurred by or on behalf of the Company with the prior written consent of the Company in preparing or assisting in preparing, printing and distributing the Common Share Shelf Registration Statement or any other registration statement, prospectus, any amendments or supplements thereto and other documents relating to the performance of and compliance with this Article V, (iv) the fees and disbursements of counsel for the Company and (v) the fees and disbursements of the independent public accountants of the Company.
SECTION 5.05. Delivery of Documents to Holders. The Warrant Agent agrees that concurrently with the issuance of Warrant Shares to any Holder and upon exercise of Warrants by any Holder, the Warrant Agent shall (unless otherwise instructed by the Company) deliver a prospectus relating to the Warrant Shares (a “Prospectus”) to such Holder or such other notice or communication regarding the Warrants or the Warrant Shares as the Company may instruct. The Company shall furnish to the Warrant Agent sufficient copies of such Prospectus or such other notice or communication to satisfy this obligation.

ARTICLE VI
[Reserved]
ARTICLE VII
Warrant Agent
SECTION 7.01. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the express provisions of this Agreement and the Warrant Agent hereby accepts such appointment.
SECTION 7.02. Rights and Duties of Warrant Agent.
(a) Agent for the Company. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship or agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants. All fees and expenses due the Warrant Agent shall be paid to the Warrant Agent by the Company. The Warrant Agent shall have no duty to determine which costs, if any, under this Agreement shall be borne by the Holders or by the Company.
(b) Counsel. The Warrant Agent may consult with counsel satisfactory to it (who may be counsel to the Company), and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.
(c) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.
(d) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are specifically set forth herein and in the Warrant Certificates, and no implied duties or obligations of the Warrant Agent shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder that may tend to involve it in any expense or liability for which it does not receive indemnity if such indemnity is reasonably requested. The Warrant Agent shall not be accountable or under any duty or responsibility for the application by the Company of the proceeds of the Warrants. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a Holder with respect to such default, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise.
(e) Not Responsible for Adjustments or Validity of Stock. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require an adjustment of the number of Warrant Shares or the Exercise Price, or with respect to the nature or extent of any adjustment when made, or with respect to the method employed, or herein or in any supplemental agreement provided to be employed, in making the same, or with respect to any new exercise terms, or with respect to calculations of any adjustments or any amounts due in connection with any exercise of the Warrants (including through the exercise by payment in any series of Designated Notes). The Warrant Agent shall not be accountable with respect to the validity or value of any Common Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to Article IV, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Common Shares upon the surrender of any Warrant Certificate for the purpose of exercise.
SECTION 7.03. Individual Rights of Warrant Agent. The Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or its Affiliates or become peculiarly interested in transactions in which the Company or its Affiliates may be interested, or contract with or lend money to the Company or its Affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

SECTION 7.04. Warrant Agent’s Disclaimer. The Warrant Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement or the Warrant Certificates and it shall not be responsible for any statement in this Agreement or the Warrant Certificates other than its countersignature thereon.
SECTION 7.05. Compensation and Indemnity and Liability.
(a) Compensation. The Company agrees that the Warrant Agent is entitled, from time to time, to reasonable compensation for its services as agreed in accordance with a fee schedule to be mutually agreed upon and to reimbursement for reasonable out-of-pocket expenses incurred by it, including the reasonable compensation and expenses of the Warrant Agent’s agents and counsel as agreed.
(b) Indemnity. The Company shall indemnify the Warrant Agent, its officers, directors, agents and counsel against any loss, liability or expense (including reasonable attorneys’ fees and expenses) incurred by it without willful misconduct or gross negligence on its part arising out of or in connection with the acceptance or performance of its duties under this Agreement (which willful misconduct or gross negligence must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Warrant Agent through willful misconduct or gross negligence (which willful misconduct or gross negligence must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).
(c) Company Instructions. From time to time, the Company may provide the Warrant Agent with instructions concerning the services performed by the Warrant Agent hereunder. In addition, at any time the Warrant Agent may apply to any officer of the Company for instruction, and may consult with legal counsel for the Warrant Agent or the Company with respect to any matter arising in connection with the services to be performed by the Warrant Agent under this Agreement. The Warrant Agent and its agents and subcontractors shall not be liable and shall be indemnified by the Company for any action taken or omitted by the Warrant Agent in reliance upon any Company instructions or upon the advice or opinion of such counsel. The Warrant Agent shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Company.
(d) Limitation of Liability. Notwithstanding anything contained herein to the contrary, the Warrant Agent’s aggregate liability during any term of this Agreement with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Company to the Warrant Agent as fees and charges, but not including reimbursable expenses, during the twelve (12) months immediately preceding the event for which recovery from Warrant Agent is being sought. The limitations of liability in this Section 7.05(d) shall not apply with respect to liability arising from the gross negligence or willful misconduct of the Warrant Agent (each as determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).
(e) Consequential Damages. Neither party to this Agreement shall be liable to the other party for any consequential, indirect, special or incidental damages under any provisions of this Agreement or for any consequential, indirect, punitive, special or incidental damages arising out of any act or failure to act hereunder even if that party has been advised of or has foreseen the possibility of such damages.
(f) Survival. The Company’s obligations pursuant to this Section 7.05 shall survive the termination of this Agreement or removal of the Warrant Agent.
SECTION 7.06. Successor Warrant Agent.
(a) Company to Provide and Maintain Warrant Agent. The Company agrees for the benefit of the Holders that there shall at all times be a Warrant Agent hereunder (which may include the Company) until all the Warrants have been exercised or are no longer exercisable.
(b) Resignation and Removal. The Warrant Agent may at any time resign by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall not be less than forty-five (45) days after the date on which such notice is given unless the Company otherwise agrees in writing. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective, which date shall not be less than forty-five (45) days after such notice is given unless the Warrant Agent otherwise agrees in writing.
(c) The Company to Appoint Successor. In the event that at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall commence a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or under any other applicable federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court shall have been entered in respect of the Warrant Agent in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law, or a decree or order by a court shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder.
(d) Successor to Expressly Assume Duties. Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.
(e) Successor by Merger. Any corporation into which the Warrant Agent hereunder may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all of its assets and business, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the Parties.
SECTION 7.07. Bank Accounts. All funds received by Computershare Inc. under this Agreement that are to be distributed or applied by Computershare Inc. in the performance of services rendered under this Agreement shall be held by Computershare Inc. as agent for the Company and deposited in one or more bank accounts to be maintained by Computershare Inc. in its name as agent for the Company. Until paid pursuant to the terms of this Agreement, Computershare Inc. will hold such funds through such accounts in (a) deposit accounts of commercial banks with “Tier 1” capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). Computershare Inc. shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by Computershare Inc. in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party. Computershare Inc. may from time to time receive interest, dividends or other earnings in connection with such deposits. Computershare Inc. shall not be obligated to pay such interest, dividends or earnings to the Company, any holder or any other party.
SECTION 7.08. Delivery of Exercise Price. The Warrant Agent shall forward funds received for warrant exercises in a given month by the fifth business day of the following month by wire transfer to an account designated by the Company.

SECTION 7.09. Further Assurances. The Company shall perform, acknowledge and deliver or cause to be performed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.
SECTION 7.10 Force Majeure. Notwithstanding anything to the contrary contained herein, the Warrant Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.
SECTION 7.11. Confidentiality. The Warrant Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public Warrant holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement including the fees for services set forth in the attached schedule shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state, or federal or national government authorities (e.g., in divorce and criminal actions).
ARTICLE VIII
Miscellaneous
SECTION 8.01. Persons Benefiting. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Company, the Warrant Agent and the Holders any right, remedy or claim under or by reason of this Agreement or any part hereof.
SECTION 8.02. Rights of Holders. Holders of unexercised Warrants, as such, have no rights as shareholders and are not entitled to exercise any rights whatsoever as shareholders of the Company, including, but not limited to the rights to (i) receive dividends or other distributions, (ii) receive notice of or vote at any meeting of the shareholders, (iii) consent to any action of the shareholders, (iv) receive notice of any other proceedings of the Company or (v) exercise any preemptive right.
SECTION 8.03. Amendment. This Agreement may be amended by the Parties without the consent of any Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein or for the purpose of adding or changing any other provisions including, but not limited to, additions or changes with respect to matters or questions arising under this Agreement; provided, however, that such amendment shall not adversely affect the rights of any of the Holders in any material respect. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of any of the Holders may be made by the Parties but shall require the written consent of the Holders of a majority of the then outstanding Warrants. In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver or consent, only Warrants outstanding at the time shall be considered in any such determination, and Warrants known to the Warrant Agent to be owned by the Company shall be disregarded and deemed not to be outstanding for such purpose. The Company or the Warrant Agent may set a record date for any such direction, waiver or consent and only the Holders as of such record date shall be entitled to make or give such direction, waiver or consent. Notwithstanding anything else to the contrary herein, the Company may take any of the actions described in Sections 3.02 and 3.04(h) without the consent of the Holders or the Warrant Agent or the execution of an amendment to this Agreement. Subject to the immediately preceding sentence, no supplement or amendment to this Agreement shall be effective unless duly executed by the Warrant Agent and the Company. As a condition precedent to the Warrant Agent’s execution of any amendment, the Company shall deliver to the Warrant Agent a certificate from a duly authorized Officer of the Company that states that the proposed amendment is in compliance with the terms of this Section 8.03.

SECTION 8.04. Notices. Any notice or communication shall be in writing and delivered in Person or by email or mailed by first-class mail with overnight delivery service addressed as follows:
if to the Company:

Nabors Industries Ltd.
Crown House Second Floor
4 Par-la-Ville Road
Hamilton, HM08
Bermuda
Attention: Corporate Secretary

Nabors Corporate Services, Inc.
515 West Greens Road, Suite 1200
Houston, Texas 77067
Attention: General Counsel
Facsimile: (281) 775-8431

with a copy to:

Milbank LLP
55 Hudson Yards
New York, New York 10001
Telephone: (212) 530 5000
Attention: James Ball

ConvEx Capital Markets LLC
1177 Avenue of the Americas
5th Floor
New York, New York 10036
Telephone: (212) 851-8685
Email: calculations.americas@conv-ex.com
Attention: Calculation Agency Team – New York

if to the Warrant Agent:

Computershare Trust Company, N.A.,
Computershare Inc.
150 Royall Street
Canton, MA 02021
Attention: Client Services
Facsimile: (781) 575-4210

with a copy to:

ConvEx Capital Markets LLC
1177 Avenue of the Americas
5th Floor
New York, New York 10036
Telephone: (212) 851-8685
Email: calculations.americas@conv-ex.com
Attention: Calculation Agency Team – New York

The Company or the Warrant Agent each by notice to the other may designate additional or different physical addresses or e-mail addresses for subsequent notices or communications.
Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder’s address as it appears on the Warrant Register and shall be sufficiently given if so mailed within the time prescribed.
Failure to deliver a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is delivered in the manner provided above, it is duly given when sent, whether or not the addressee receives it.
Notwithstanding any other provision of this Agreement, where this Agreement provides for notice of any event to the Holders, such notice shall be sufficiently given to any Holder of a Warrant represented by a Global Warrant if given to the Depositary pursuant to the customary procedures of the Depositary.
Any notice delivered pursuant to this Agreement that restricts the ability of a Holder to exercise its Warrant shall only be effective at least twenty (20) Business Days after the delivery of such notice.
Issuance by the Company of a press release in accordance with its customary procedures or as prescribed by this Agreement shall satisfy any requirement to provide public notice or notice in writing or by email under this Warrant Agreement (except for notices required to be delivered to the Warrant Agent).
SECTION 8.05. Governing Law. This Agreement, the Warrant Certificates and the Warrants will be governed by and construed in accordance with the laws of the State of New York.
SECTION 8.06. Successors. All agreements of the Company in this Agreement and the Warrant Certificates shall bind its successors. All agreements of the Warrant Agent in this Agreement shall bind its successors.
SECTION 8.07. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument. Counterparts may be delivered via facsimile, PDF, electronic mail (including any electronic signature covered by the U.S. federal ESIGN of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, including www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
SECTION 8.08. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction; provided, however, that if such excluded provision shall materially and adversely affect the rights, immunities, liabilities, duties or obligations of the Warrant Agent, the Warrant Agent shall be entitled to resign immediately upon written notice to the Company.
SECTION 8.09. Withholding Rights. In the event that the Company, the Warrant Agent or their agents determine that they are obligated to withhold or deduct any tax or other governmental charge under any applicable law on behalf of a Holder (whether upon the distribution of the Warrants under this Agreement, upon any adjustment made pursuant to Article IV, upon exercise or otherwise), the Company, the Warrant Agent or their agents shall be entitled, but not obligated, to deduct and withhold such amount by withholding a portion or all of the Warrants or Warrant Shares otherwise deliverable or by otherwise using any property (including, without limitation, Warrants, Warrant Shares or cash) that would otherwise be delivered to or is owned by such Holder, in each case in such amounts as they deem necessary to meet their withholding obligations, and shall also be entitled, but not obligated, to sell all or a portion of such withheld Warrants, Warrant Shares or such other property by public or private sale in such amounts and in such manner as they deem necessary and practicable to pay such taxes and charges. In such case, (i) the Company, the Warrant Agent or their agents, as applicable, shall remit to the applicable tax or other authority the required withholding amount or other charge, and (ii) any withheld amounts (and, if applicable in connection with adjustments pursuant to Article IV, other property) shall be treated for all purposes of this Agreement as having been distributed to the Holders in respect of which such deduction and withholding was made.
SECTION 8.10. Calculations; Calculation Agent. ConvEx Capital Markets LLC shall be the initial Calculation Agent. The Calculation Agent will be responsible for making all calculations and other determinations specified to be made by it under this Warrant Agreement and the Warrants, and any calculations and determinations not so specified will be the responsibility of the Company or an Independent Adviser. All calculations and determinations will be made in good faith and, absent manifest error, such calculations and determinations will be final and binding on Holders of the Warrants and the Warrant Agent. The Company will provide with reasonable notice a schedule of the calculations and determinations made by the Company and the Calculation Agent to the Warrant Agent. The Warrant Agent is entitled to rely conclusively upon the accuracy of the calculations and determinations made by the Company and the Calculation Agent without independent verification.
SECTION 8.11. Limited Responsibility of Calculation Agent and Independent Advisor. The Calculation Agent (and any Independent Advisor appointed in connection with the Warrants) is acting exclusively as an agent for, and upon request by, the Company. Neither the Calculation Agent (acting in such capacity) nor any Independent Advisor appointed in connection with the Warrants (acting in such capacity) shall have any relationship of agency or trust with, nor shall the Calculation Agent (acting in such capacity) nor any Independent Advisor appointed as aforesaid shall be liable to nor shall they incur any liability as against, the Holders, or the Warrant Agent.
[Signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Warrant Agreement to be duly executed as of the date first written above.
NABORS INDUSTRIES LTD.

By:
Name:
Title:
[Nabors – Signature Page to Warrant Agreement]

COMPUTERSHARE INC., and COMPUTERSHARE TRUST COMPANY, N.A., as Warrant Agent On behalf of both entities

By:
Name:
Title:
[Nabors – Signature Page to Warrant Agreement]

EXHIBIT A
FORM OF WARRANT

[Global Securities Legend]
UNLESS THIS GLOBAL WARRANT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL WARRANT SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT REFERRED TO BELOW.

No. [ ]	Certificate for [ ] Warrants
[WARRANTS TO PURCHASE COMMON SHARES OF
NABORS INDUSTRIES LTD.]
THIS CERTIFIES THAT [ ], or its registered assigns, is the registered holder of the number of Warrants set forth above (the “Warrants”). Each Warrant entitles the holder thereof (the “Holder”), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from Nabors Industries Ltd., a Bermuda exempted company (including any successor thereto, the “Company”) (a) one common share, par value of $.05 per share ~~plus (b) the Incentive Share Fraction (which may be zero) for the applicable Exercise Date at an exercise price of $166.66667 (as such exercise price may be adjusted pursuant to the Warrant Agreement, the “~~for payment equal to the Exercise Price~~”)~~. This Warrant Certificate shall terminate and become void as of 5:00 P.M., New York time, on Expiration Date, as subject to adjustment from time to time as described in the Warrant Agreement, or upon the exercise hereof as to all the Common Shares subject hereto. The number of shares issuable upon exercise of the Warrants and the Exercise Price, if applicable, shall be subject to adjustment from time to time as set forth in the Warrant Agreement.
This Warrant Certificate is issued under and in accordance with a Warrant Agreement, dated as of June 10, 2021 (the “Warrant Agreement”), between the Company and Computershare Inc. and Computershare Trust Company, N.A. (jointly, the “Warrant Agent,” which term includes any successor Warrant Agent under the Warrant Agreement), and as amended and restated by that Amended and Restated Warrant Agreement dated as of [__], 2024, and is subject to the terms and provisions contained in the Amended and Restated Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Amended and Restated Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Amended and Restated Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Warrants.
Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Amended and Restated Warrant Agreement. A copy of the Amended and Restated Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent, Computershare Inc. and Computershare Trust Company, N.A~~., 480 Washington Boulevard, Jersey City, New Jersey 07310.~~, 150 Royall Street, Canton, MA 02021.
Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part no later than 5:00 P.M., New York time, on any Business Day (the “Exercise Date”), in accordance with Section 3.04 of the Amened and Restated Warrant Agreement. If the date specified as the Exercise Date is not a Business Day, the Warrants will be deemed to be received and exercised on the next succeeding Business Day. If the Warrants are received or deemed to be received after the Expiration Date, the exercise thereof will be null and void and any funds delivered to the Warrant Agent will be returned to the Holder as soon as practicable. In no event will interest accrue on funds deposited with the Warrant Agent in respect of an exercise or attempted exercise of Warrants.
As provided in the Amended and Restated Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time and from time to time on any Business Day on and after the Issue Date; provided, however, that Holders of Warrants will be able to exercise their Warrants only if the Common Share Shelf Registration Statement relating to the Warrant Shares is effective and not subject to suspension pursuant to the Amended and Restated Warrant Agreement and such securities are qualified for sale or exempt from qualification under the applicable securities laws of any relevant states or other jurisdictions; provided further, however, that no Warrant shall be exercisable after the Expiration Date.
Upon any partial exercise of the Warrants, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate representing those Warrants which were not exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. No fractional Warrant Shares will be issued upon the exercise of the Warrants. If any fraction of a Warrant Share would be issuable upon the exercise of Warrants, the Company shall round down the total number of Common Shares to be issued to the relevant Holder to the nearest whole number.

All Warrants Shares, if any, shall, upon such issue, be duly and validly issued and fully paid and non-assessable.
The holder in whose name the Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of the Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.
The Warrants do not entitle any Holder hereof to any of the rights of a shareholder of the Company.
This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.
NABORS INDUSTRIES LTD.

By:
Name:
Title:
DATED:

Countersigned:

COMPUTERSHARE INC., and COMPUTERSHARE TRUST COMPANY, N.A., as Warrant Agent On behalf of both entities

By:
Authorized Signatory

FORM OF ~~ELECTION TO PURCHASE WARRANT SHARES~~EXERCISE NOTICE1
(to be executed only upon exercise of Warrants)
NABORS INDUSTRIES LTD.
The undersigned hereby irrevocably elects to exercise Warrants to acquire Common Shares, par value $~~0.05~~.05 per share, of Nabors Industries Ltd., at ~~an exercise price per Common Share (plus the Incentive Share Fraction, if any, for the~~a price per share equal to the Exercise Price, if applicable ~~Exercise Date) of $166.66667~~, and otherwise on the terms and conditions specified in the within Warrant Certificate and the Amended and Restated Warrant Agreement therein referred to, surrenders all right, title and interest in the number of Warrants exercised hereby to Nabors Industries Ltd. and directs that the Common Shares deliverable upon the exercise of such Warrants, and interests in any Warrant representing unexercised Warrants, be registered or placed in the name and at the address specified below and delivered thereto. If other than the registered holder of the Warrants, the undersigned must pay all transfer taxes, assessments or similar governmental charges in connection with any exercise of such Warrants.
The undersigned hereby represents and warrants that (each Holder must choose one):
 ☐ upon the exercise of the number of Warrants listed below the Holder shall not Beneficially Own more than 4.9% of the then issued and outstanding Common Shares; or
 ☐ (i) it Beneficially Owned2 more than 4.9% of the then issued and outstanding Common Shares at 5:00 pm on May 27, 2021 and (ii) upon the exercise of the Warrants listed below, the Holder shall have exercised only the Warrants that it received directly from the Company in the Warrant Distribution.
Any attempted exercise of a Warrant contrary to the immediately preceding sentence shall be void ab initio to the extent that such exercise violates the preceding sentence.
~~Method of exercise:~~
Method of payment of Exercise Price (assuming Nabors Industries Ltd. elects Full Settlement):
 ☐ wire transfer of immediately available funds or certified or official bank check; or
 ☐ surrendering Designated Notes3
[1]
For questions related to filling out this Election to Purchase Warrant Shares, please contact Computershare Trust Company, N.A., Computershare Inc. 150 Royall Street Canton, MA 02021 Attention: Client Services, Telephone: 1- 877-373-6374

[2]
“Beneficial Ownership” means ownership of Common Shares by a Person, determined in accordance with Section 382, which, for the avoidance of doubt, shall include any Common Shares such Person is treated as owning by reason of the application of the constructive ownership rules under Section 382 but shall not include any Common Shares underlying any unexercised Warrants. “Beneficially Owns” shall have a correlated meaning.

[3]	If you are paying the Exercise Price of the Warrants by surrendering Designated Notes, please fill in the information below in the section “Designated Notes used to pay the Exercise Price.”

Number of Warrants exercised hereby:
Number of Common Shares Beneficially Owned prior to the exercise of the Warrants hereby:

Number of Common Shares Beneficially Owned upon the exercise of the Warrants hereby~~, including the Incentive Share Fraction~~ (assuming a Settlement Mechanic of Full Settlement)

Date:

(Signature of Owner)

(Name of Owner)

(Street Address)

(City) (State) (Zip Code)

Common Shares to be issued to:
If held in book-entry form through the Depositary:

Depositary Account Number:

Name of Agent Member:

Beneficial Owner:

If not held in book-entry form through the Depositary:

Social security or identifying number:

Name:

Street Address:

City, State and Zip Code:
Any unexercised Warrants evidenced by the exercising Holder’s interest in the Warrant to be issued to:
If in book-entry form through the Depositary:

Depositary Account Number:

Name of Agent Member:

If not in book-entry form through the Depositary:

Social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Designated Notes used to pay the Exercise Price:
Please fill out the information in the following table for each applicable series of Designated Notes:
DTC Participant Name	DTC Participant Number	Series of applicable Designated Notes	CUSIP	Principal Amount of such Designated Notes surrendered	Beneficial Holder	Contact Information for the Beneficial Holder

FORM OF WARRANT TRANSFER
For value received, the undersigned hereby sells, assigns and transfers unto the right to ~~purchase [ ] Warrant Shares representing Common Shares, par value $0.05] per share, of Nabors Industries Ltd. (the “Company”)~~receive the Settlement Amount pursuant to the attached Warrant Certificate and does hereby irrevocably constitute and appoint attorney to transfer the Warrant, or such portion as is transferred hereby, on the books of the Company with full power of substitution in the premises. The undersigned requests said attorney to issue to the transferee a Warrant Certificate evidencing such transfer and to issue to the undersigned a new Warrant Certificate evidencing the right to purchase Warrant Shares for the balance not so transferred, if any.
Date:

(Signature of Owner)[4]

(Street Address)

(City) (State) (Zip Code)

Medallion Guarantee by:

Name in which new Warrant(s) should be registered:

(Name)

(Street Address)

(City) (State) (Zip Code)

(social security or identifying number)
[4]
The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be medallion guaranteed by an eligible guarantor institution.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY5
The initial number of Warrants represented by the Global Warrants is [•].
The following increases or decreases in this Global Security have been made:
Date of Exercise or Exchange	Decrease in number of Warrants in this Global Warrant Certificate	Increase in number of Warrants in this Global Warrant Certificate	Number of Warrants in this Global Warrant Certificate following such change	Signature of authorized officer of Warrant Agent
[5]	To be included only if Warrants are in global form.

EXHIBIT B
Protocol for Exercise of Warrants with Payment in Designated Notes
1. The Holder shall deliver the applicable form of election included in Exhibit A to the Warrant Agent, along with a statement in writing that the Holder desires to tender payment, if applicable, for the exercise of the Warrant(s) in cash or in any series of Designated Notes, if applicable.
2. The Holder or the relevant Agent Member shall use the Depositary’s DWAC system to withdraw the Holder’s beneficial interest in the Warrants being exercised and the applicable series of Designated Notes (if applicable) being surrendered from their book-entry accounts with the Depositary and to transfer such Warrants to the Warrant Agent and to transfer such Designated Notes to the applicable indenture trustee under the indenture governing the terms of such Designated Notes. If the applicable series of Designated Notes being surrendered are not held in global form through the Depositary, then such Designated Notes shall be transferred to the applicable indenture trustee pursuant to the applicable procedures of the indenture trustee, registrar or transfer agent, as applicable, under the indenture governing the terms of such Designated Notes.
3. ~~Upon~~If applicable, upon confirmation by the Company to the Warrant Agent that the aggregate principal amount of the applicable series of Designated Notes surrendered by the Holder is sufficient to pay for the Exercise Price multiplied by the number Warrants exercised thereby, the Warrant Agent shall provide the Depositary with any confirmations or acknowledgments reasonably necessary for the transfers described in 2 above to occur. The relevant indenture trustee will approve the DWAC from the Holder pursuant to instructions by the Company to the trustee.
4. Following the transfers of the applicable series of Designated Notes and Warrants described above, the Warrant Agent shall transfer the Warrant Shares pursuant to the exercise of the Warrants to the relevant Agent Member through the Depositary’s DWAC system pursuant to Article III of the Warrant Agreement.
5. All Warrants and Designated Notes, if applicable, transferred to the Warrant Agent or indenture trustee, as applicable, pursuant to this protocol shall be cancelled. The relevant trustee will receive written instructions from the Company to accept the DWACs from the Holders.
6. All principal amounts of the applicable series of Designated Notes surrendered pursuant to this protocol in excess of the Exercise Price multiplied by the number of Warrants exercised thereby shall be forfeited to the Company by the Holder surrendering such Designated Notes and shall not be refunded to such Holder.
7. All accrued and unpaid interest of the applicable series of Designated Notes surrendered pursuant to this protocol shall be forfeited to the Company by the Holder surrendering such Designated Notes and shall not be refunded to such Holder; provided if such Designated Note is surrendered in between a record date and interest payment date, interest will be paid with respect to the principal balance of the Designated Note as of the record date.

EXHIBIT C
Protocol for Exercise of Warrants
1. The Holder shall deliver the applicable form of election included in Exhibit A to the Warrant Agent, along with a statement in writing that the Holder desires to tender payment, if applicable for the exercise of the Warrant(s).
2. The Holder or the relevant Agent Member shall use the Depositary’s DWAC system to withdraw the Holder’s beneficial interest in the Warrants being exercised from their book-entry accounts with the Depositary and to transfer such Warrants to the Warrant Agent.
3. Upon confirmation by the Company to the Warrant Agent of the Settlement Mechanic elected for such exercise, the Warrant Agent will notify the Holder of the calculation of the number of Warrant Shares to be issued after giving effect to any Warrants canceled in connection with Net Share Settlement and, if Full Settlement is elected by the Company, request payment of the Exercise Price multiplied by the number Warrants exercised thereby. Then the Warrant Agent shall provide the Depositary with any confirmations or acknowledgments reasonably necessary for the transfers described in 2 above to occur. The relevant Agent Member will approve the DWAC from the Holder.
4. Following the transfers of the applicable Warrants, and delivery of the Exercise Price in the case of Full Settlement, the Warrant Agent shall transfer the Warrant Shares pursuant to the exercise of the Warrants to the relevant Agent Member through the Depositary’s DWAC system pursuant to Article III of the Warrant Agreement.
5. All Warrants, transferred to the Warrant Agent, pursuant to this protocol shall be cancelled.

APPENDIX B - FORM OF AMENDED & RESTATED WARRANT AGREEMENT AS AMENDED BY THE ACCELERATION PROPOSAL

(Bolded double underlined language will be added)
~~(Struck through language will be deleted)~~
AMENDED AND RESTATED WARRANT AGREEMENT

Dated as of ~~June 10~~[ ], ~~2021~~2024

between

NABORS INDUSTRIES LTD.

and

COMPUTERSHARE INC. and COMPUTERSHARE TRUST COMPANY, N.A.

Jointly as Warrant Agent

Warrants for
Common Shares of
Nabors Industries Ltd.

B-i

EXHIBIT A Form of Warrant
EXHIBIT B Protocol for Exercise of Warrants with Payment in Designated Notes
B-ii

AMENDED AND RESTATED WARRANT AGREEMENT, dated as of ~~June 10~~[ ], ~~2021~~2024 (this “Agreement”), between Nabors Industries Ltd., a Bermuda exempted company (the “Company”), Computershare Inc., a Delaware corporation, and its ~~wholly-owned subsidiary,~~affiliate, Computershare Trust Company, N.A., a federally chartered trust company, collectively as Warrant Agent (the “Warrant Agent”) (each a “Party” and collectively, the “Parties”) amending and restating that certain Warrant Agreement dated as of June 10, 2021 among the Company and the Warrant Agent (the “Original Agreement”).
The Board of Directors has declared a distribution (the “Warrant Distribution”) to the holders of record of the Company’s common shares, par value $0.05 per share (the “Common Shares”), as of 5:00 P.M., New York City time, on June 4, 2021 (such date and time, the “Distribution Record Date”), in the form of warrants to purchase Common Shares. The Company ~~desires to issue~~issued the warrants on the terms and conditions described in the Original Agreement, as amended herein (the “Warrants”) in satisfaction of the Warrant Distribution. Pursuant to the Warrant Distribution, each holder of record ~~will receive~~received two-fifths of a Warrant (rounded down for any fractional Warrant) per Common Share as of the Distribution Record Date. The Warrants ~~will be~~were issued on June 11, 2021 (the “Issue Date”).
The Company, in accordance with the terms of the Agreement, solicited consents in order to amend and restate the Agreement. The solicited consents were successfully obtained on [__], 2024 at a special meeting of the holders of the Warrants. Following receipt of such consents, the Company executed this Agreement, amending and restating the Original Agreement.
The Company desires the Warrant Agent to act on behalf of the Company in connection with the issuance, registration, transfer, exchange, exercise and cancellation of the Warrants as provided herein, and the Warrant Agent is willing to so act.
Each Party hereto agrees for the benefit of the other Party and for the equal and ratable benefit of the registered holders of the Warrants (the “Holders”):
ARTICLE I
Definitions
SECTION 1.01. Definitions.
“Affiliate” of any Person means any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person. For purposes hereof, “control” of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.
“Average Market Price” means the average of the VWAPs of the Common Shares for the five Trading Days ending two Trading Days before exercise of the Warrants
“Beneficial Ownership” means ownership of Common Shares by a Person, determined in accordance with Section 382, which, for the avoidance of doubt, shall include any Common Shares such Person is treated as owning by reason of the application of the constructive ownership rules under Section 382 but shall not include any Common Shares underlying any unexercised Warrants. “Beneficially Owns” shall have a correlated meaning.
“Board of Directors” means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.
“Business Combination” means a merger, consolidation, amalgamation, statutory share exchange or similar transaction that requires the approval of the Company’s shareholders.
“Business Day” means each Trading Day that is not (i) a Saturday, (ii) a Sunday, or (iii) a day on which banking institutions are allowed by law, regulation or executive order to be closed in the State of New York.
“Calculation Agent” means ConvEx Capital Markets LLC, or such successor Person as may be appointed by the Company to serve as calculation agent for the Warrants.
“Capital Stock” means (i) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (ii) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

“Definitive Warrant” means a Warrant Certificate in definitive form that is not deposited with the Depositary or with the Warrant Agent as the Warrant Custodian.
“Depositary” means The Depository Trust Company, its nominees, and their respective successors.
“Designated Notes” means, collectively, any of the issued and outstanding notes of the Company or Nabors Industries, Inc. as designated or undesignated by the Company from time to time; provided that (i) any designation by the Company of a particular series of notes as “Designated Notes” shall retain such designation for a minimum of 20 Business Days following publication of notice of the same by press release and (ii) any removal by the Company of a particular series of its notes from “Designated Notes” shall only be effective 20 Business Days following publication of notice of the same by press release. The Company initially designates the following notes as “Designated Notes”: (a) Nabors Industries, Inc.’s (i) 5.10% Notes due 2023, (ii) 0.75% Exchangeable Notes due 2024, (iii) 5.75% Notes due 2025 and (b) the Company’s 7.25% Notes due 2026.
“Dividend Threshold” has the meaning specified in Section 4.01(d).
“Ex-Date” means the first date on which the Common Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Company or, if applicable, from the seller of Common Shares on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market
“Exchange Act” means the U.S. Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as they may be amended from time to time.
“Exercise Date Reference Price” means the VWAP of the Common Shares on the Trading Day immediately preceding the Exercise Date.
“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board of Directors, acting in good faith.
“Incentive Share Fraction” means, with respect to the exercise of a Warrant on an Exercise Date:
(a) if the Incentive Share Fraction Equation is less than 0.06 then the Incentive Share Fraction shall be equal to zero; and
(b) if the Incentive Share Fraction Equation is equal to or greater than 0.06 then the Incentive Share Fraction shall be equal to 0.33333.
provided, that if the Exercise Date Reference Price is (a) greater than or equal to $140.00 and (b) less than or equal to $186.6667, the number of Warrant Shares (including Incentive Share Fractions) to be delivered per Warrant will not exceed the quotient of (x) 186.66671 and (y) Exercise Date Reference Price; provided further, that if the Exercise Date Reference Price is greater than $186.6667, the Incentive Share Fraction shall be zero.
“Incentive Share Fraction Equation” means, with respect to the exercise of a Warrant on an Exercise Date, (A) the quotient of (i) the VWAP of the Common Shares on the Trading Day immediately preceding such Exercise Date, multiplied by three and (ii) the sum of the daily VWAPs of the Common Shares on each of the second, third and fourth Trading Days immediately preceding the Exercise Date (B) minus one.
“Independent Advisor” means a nationally recognized independent investment banking firm or financial advisor with appropriate expertise (which may include the Calculation Agent) retained by the Company.
“Market Price” means, with respect to the Common Shares, on any given day, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, of the Common Shares on the New York Stock Exchange on such day. If the Common Shares are not listed on the New York Stock Exchange on any date of determination, the Market Price of the Common Shares on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Shares are so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Shares are so listed or quoted, or, if the Common Shares are not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Shares in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization, or, if that bid price is
[1]	For ease of calculation, when exercising six Warrants together, clause (x) of this quotient equals 1,112.

not available, the Market Price of the Common Shares on that date shall mean the Fair Market Value per share as determined by the Board of Directors in reliance on the advice of an Independent Advisor. For the purposes of determining the Market Price of the Common Shares on the Trading Day preceding, on or following the occurrence of an event, (i) that Trading Day shall be deemed to commence immediately after the regular scheduled closing time of trading on the New York Stock Exchange (or, if the Common Shares are not listed on the New York Stock Exchange, the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Shares) or, if trading is closed at an earlier time, such earlier time and (ii) that Trading Day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last Trading Day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. and the specified event occurs at 5:00 p.m. on that day, the Market Price would be determined by reference to such 4:00 p.m. closing price)
“Officer” means, with respect to any Person, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, any Assistant Treasurer, or the Secretary or an Assistant Secretary of such Person.
“Ordinary Cash Dividends” means a quarterly cash dividend, consistent with the Company’s then-current dividend policy, on Common Shares.
“Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.
“Pro Rata Repurchase” means any purchase of Common Shares by the Company or any subsidiary thereof pursuant to (i) any tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder or (ii) any other offer available to substantially all holders of Common Shares, in the case of both (i) or (ii), whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a subsidiary), or any combination thereof, effected prior to the Expiration Date. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange by the Company under any tender or exchange offer that is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.
“record date” means, for the purposes of Sections 4.01 and 4.02, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Shares have the right to receive any cash, securities or other property or in which the Common Shares (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Shares entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).
“SEC” means the U.S. Securities and Exchange Commission.
“Section 382” means Section 382 of the Internal Revenue Code of 1986, as amended, or any successor statute or provision, the Treasury Regulations promulgated thereunder, and any rulings issued by the Internal Revenue Service in connection therewith.
“Securities Act” means the U.S. Securities Act of 1933 and the rules and regulations promulgated thereunder, as they may be amended from time to time.
“Trading Day” means a day on which the Common Shares (i) at the close of regular way trading (not including extended or after hours trading) is not suspended from trading on the New York Stock Exchange or, if the Common Shares are not listed on the New York Stock Exchange, any national or regional securities exchange or association or over-the-counter market that is the primary market for the trading the Common Shares at the close of business, and (ii) has traded at least once regular way on the New York Stock Exchange or such other national securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Shares, as applicable.

“VWAP” of the Common Shares or other security on any date of determination means (i) in the case of the Common Shares, the consolidated volume weighted average price per share of Common Shares based on all trades in the consolidated tape system on such date as displayed on Bloomberg page “NBR US Equity HP” (setting: “Weighted Average Line”) or any successor or replacement page. If such information is not so available, the volume weighted average price shall be the volume weighted average price per Common Share on the NYSE only, as displayed on Bloomberg page “NBR UN Equity HP” (setting: “Weighted Average Line”) or any successor or replacement page, or if such information is not so available, then it shall be the closing price of Common Stock on the NYSE, and (ii) in the case of any other security, the volume weighted average price per security on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security on such date as displayed on Bloomberg page “HP” (setting: “Weighted Average Line”) in respect of such security for such primary market as aforesaid or any successor or replacement page. If such information is not so available, the VWAP shall be the closing price of such security (or if none, the last reported sale price) on such primary market as aforesaid on such date.
“Warrant Certificate” means any Global Warrant or Definitive Warrant issued by the Company under this Agreement.
“Warrant Custodian” means the custodian with respect to a Global Warrant (as appointed by the Depositary) or any successor Person thereto.
“Warrant Shares” means the Common Shares issuable on exercise of the Warrants, including any Incentive Share Fraction.
SECTION 1.02. Other Definitions.
Term	Defined in Section
“Acceleration Right”	3.02(f)
“Agent Members”	2.01(c)
“Agreement”	Recitals
“Common Share Shelf Registration Statement”	5.01
“Common Shares”	Recitals
“Company”	Recitals
“conversion”	4.01(b)
“convertible securities”	4.01(b)
“Distribution Record Date”	Recitals
“Exercise Date”	3.04(a)
“Exercise Price”	3.01
“Expiration Date”	3.02(b)
“Global Warrant”	2.01(a)
“Holders”	Recitals
“Issue Date”	Recitals
“Ownership Limitation”	3.08
“Party” or “Parties”	Recitals
“Permitted Transactions”	4.01(b)
“Pre-Trigger Event Date”	4.01(e)
“Price Condition”	3.02(c)
“Price Condition Notice”	3.02(d)
“Prospectus”	5.05
“Rights Plan”	4.01(f)
“Spin-Off”	4.01(c)(ii)
“Stock Transfer Agent”	3.05
“Trigger Event”	4.01(f)
“Unit of Reference Property”	4.03
“Valuation Period”	4.01(c)(ii)

Term	Defined in Section
“Warrant Agent”	Recitals
“Warrant Register”	2.03
“Warrants”	Recitals
“Warrants Distribution”	Recitals
SECTION 1.03. Rules of Construction. Unless the text or context otherwise requires:
(i) a defined term has the meaning assigned to it herein;
(ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with U.S. generally accepted accounting principles as in effect from time to time;
(iii) “including” means including, without limitation;
(iv) words in the singular include the plural and words in the plural include the singular;
(v) references to any statute, rule, standard, regulation or other law include a reference to (x) the corresponding rules and regulations and (y) each of them as amended, modified, supplemented, consolidated, replaced or rewritten from time to time; and
(vi) headings to Articles and Sections in this Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.
ARTICLE II
Form of Warrant; Beneficial Interests
SECTION 2.01. Issuance and Registration.
(a) Warrants. The Warrants shall initially be issued to the Warrant Agent on behalf of the registered holders of the Common Shares as of the Distribution Record Date, as reflected in the Company’s direct registration system for the Common Shares. The Warrant Agent shall allocate the Warrants to, and register the Warrants in the names of, such registered holders in accordance with the Company’s direct registration system or the Warrant Agent’s other book-entry procedures pursuant to an allocation schedule approved by the Company. Any Warrants registered through the Company’s direct registration system or the Warrant Agent’s other book-entry procedures shall be issued in uncertificated form and shall not be represented by Warrant Certificates. Notwithstanding the foregoing, some or all of the Warrants may, at initial issuance or any time thereafter, be represented by one or more permanent Global Warrants, in definitive, fully registered form with the global securities legend set forth in Exhibit A hereto (each, a “Global Warrant”). Any such Global Warrant shall be deposited on behalf of the relevant Holders with the Warrant Agent, as custodian for the Depositary (or with such other custodian as the Depositary may direct), registered in the name of the Depositary or a nominee of the Depositary, and duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided.
(b) Definitive Warrants. Holders of Warrants or holders of beneficial interests in any Global Warrant will not be entitled to physical delivery of Definitive Warrants (except as provided in Section 2.05).
(c) Procedures for Global Warrants. This Section 2.01(c) shall apply only to any Global Warrant deposited with or on behalf of the Depositary.
(i) If any Warrants are to be represented by a Global Warrant, the Company shall execute and the Warrant Agent shall, in accordance with Section 2.02, countersign and deliver initially one or more Global Warrants that (a) shall be registered in the name of the Depositary for such Global Warrant or Global Warrants or of the nominee of the Depositary and (b) shall be delivered by the Warrant Agent to the Depositary or pursuant to the Depositary’s instructions or held by the Warrant Agent as custodian for the Depositary.
(ii) Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Agreement with respect to any Global Warrant held on their behalf by the Depositary or by the Warrant Agent as the custodian of the Depositary or under such Global Warrant, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant

Agent as the absolute owner of such Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary, or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Warrant.
(d) No Fractional Warrants. The Company shall not issue fractional Warrants or distribute Warrant Certificates which evidence fractional Warrants. If any fractional Warrant would otherwise be required to be issued or distributed pursuant to the Warrant Distribution or otherwise, the Company or Warrant Agent, as applicable, shall round down the total number of Warrants to be issued to the relevant Holder to the nearest whole number.
SECTION 2.02. Warrant Certificates. If any Warrant Certificates are issued hereunder, then at least one Officer shall sign such Warrant Certificates for the Company by manual, facsimile or portable document format (“PDF”) signature or by means of other electronic transmission.
(a) If an Officer whose signature is on a Warrant Certificate no longer holds that office at the time the Warrant Agent countersigns the Warrant Certificate, the Warrants evidenced by such Warrant Certificate shall be valid, nevertheless.
(b) At any time and from time to time after the execution of this Agreement, the Warrant Agent shall, upon receipt of a written order of the Company signed by an Officer of the Company, countersign, either by manual, facsimile, PDF signature or by means of other electronic transmission, and issue a Warrant Certificate evidencing the number of Warrants specified in such order. Such order shall specify the number of Warrants to be evidenced on the Warrant Certificate to be countersigned, the date on which such Warrant Certificate is to be countersigned, whether such Warrant Certificate is to be a Global Warrant or a Definitive Warrant, and the number of Warrants then authorized. Each Warrant shall be dated the date of its countersignature.
(c) The Warrants (whether or not evidenced by a Warrant Certificate) shall not be valid until registered on the Warrant Register.
SECTION 2.03. Warrant Register. The Warrants shall be issued in registered form only. The Warrant Agent shall keep a register (the “Warrant Register”) of the Warrants (and Warrant Certificates, if applicable) and of their transfer and exchange. The Warrant Register shall show the names and addresses of the respective Holders and the date and number of Warrants owned by such Holders (as evidenced on the face of each of the Warrant Certificates, if applicable). The Holder of any Global Warrant will be the Depositary or a nominee in whose name the Global Warrant is registered.
The Company and the Warrant Agent may deem and treat the Person in whose name Warrants are registered in the Warrant Register as the absolute owner of such Warrants for all purposes and regardless of any notice to the contrary.
SECTION 2.04. Transfer and Exchange.
(a) Transfer and Exchange of Warrants.
(i) The transfer and exchange of Warrants or beneficial interests therein shall be effected through the Company’s direct registration system or the Warrant Agent’s other book-entry procedures and, in the case of any Global Warrants, the Depositary, in each case in accordance with this Agreement and the procedures of the Warrant Agent and, as applicable, the Depositary therefor. The Company may instruct the Warrant Agent from time to time that Warrants held by a member of the Board of Directors, an Officer of the Company or an Affiliate of the Company are subject to restrictions on transfers or exchanges related to compliance with applicable securities laws, in which case the Warrant Agent shall not permit the transfer or exchange of such Warrants without the consent of the Company.
(ii) Except as set forth in Section 2.04(a)(iii), a Global Warrant may only be transferred as a whole, and not in part, and only by (x) the Depositary to a nominee of the Depositary, (y) a nominee of the Depositary to the Depositary or another nominee of the Depositary or (z) the Depositary or any such nominee to a successor Depositary or its nominee.

(iii) In the event that a Global Warrant is exchanged and transferred for Definitive Warrants pursuant to Section 2.05, such Warrants may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.04 and such other procedures as may from time to time be adopted by the Company.
(iv) The Warrant Agent shall register the transfer, from time to time, of any Definitive Warrant upon the Warrant Register, upon surrender of such Warrant for transfer, properly endorsed with signatures properly guaranteed and accompanied by the appropriate instructions for transfer. Upon any such transfer, one or more new Definitive Warrants representing an equal aggregate number of Definitive Warrants shall be issued and the transferred certificate shall be canceled.
(v) The Warrant Agent shall register the transfer, from time to time, of any Definitive Warrant upon the Warrant Register, upon surrender of such Warrant for transfer, together with any evidence of authority that may be required by the Warrant Agent, including but not limited to the properly endorsed Warrant with signatures properly guaranteed from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association, and accompanied by the appropriate instructions for transfer. Upon any such transfer, one or more new Definitive Warrants representing an equal aggregate number of Definitive Warrants shall be issued and the transferred certificate shall be canceled.
(b) Cancellation or Adjustment of Global Warrant. At such time as all beneficial interests in a Global Warrant have been exchanged for Definitive Warrants, redeemed, repurchased or canceled, such Global Warrant shall be returned to the Depositary for cancellation or retained and canceled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Definitive Warrants, repurchased or canceled, the number of Warrants represented by such Global Warrant shall be reduced and an adjustment shall be made on the books and records of the Warrant Agent (if it is then the Warrant Custodian for such Global Warrant) with respect to such Global Warrant, by the Warrant Agent, to reflect such reduction.
(c) Obligations with Respect to Transfers and Exchanges of Warrants.
(i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall countersign, by either manual, facsimile or PDF signature or by means of other electronic transmission, any Global Warrants and Definitive Warrants, if applicable, as required pursuant to the provisions of Section 2.02 and this Section 2.04.
(ii) No service charge shall be made for any registration of transfer or exchange. Any transfer tax, assessments, or similar governmental charge payable in connection with any registration of transfer or exchange shall be paid by the Holder.
(iii) Prior to the due presentation for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the Person in whose name Warrants are registered as the absolute owner of such Warrants, and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.
(iv) All Warrants issued upon any transfer or exchange pursuant to the terms of this Agreement shall be valid obligations of the Company, entitled to the same benefits under this Agreement as the Warrants surrendered upon such transfer or exchange.
(d) No Obligation of the Warrant Agent. The Warrant Agent shall have no responsibility or obligation to any beneficial owner of a Global Warrant, an Agent Member or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Warrants or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice, or the payment of any amount, under or with respect to such Warrants. All notices and communications to be given to the Holders and all payments to be made to Holders under the Warrants shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Warrant). The rights of beneficial owners in any Global Warrant shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Warrant Agent may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.
SECTION 2.05. Definitive Warrants.
(a) Subject to Section 2.05(e), beneficial interests in a Global Warrant deposited with the Depositary or with the Warrant Agent as custodian shall be transferred to the beneficial owners thereof in the form of Definitive Warrants in a number equal to the number of Warrants represented by such Global Warrant, in exchange for such Global Warrant, only if such transfer complies with Section 2.04 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for such Global Warrant or if at any time the Depositary ceases to be a “clearing agency” registered under the Exchange Act and, in each such case, a successor depositary is not appointed by the Company within 90 days of such notice, or (ii) the Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants under this Agreement.
(b) Any Global Warrant that is transferable to the beneficial owners thereof pursuant to this Section 2.05 shall be surrendered by the Depositary to the Warrant Agent, to be so transferred, in whole or from time to time in part, without charge, and the Warrant Agent shall countersign, by either manual, facsimile or PDF signature or by means of other electronic transmission, and deliver to each beneficial owner in the name of such beneficial owner, upon such transfer of each portion of such Global Warrant, Definitive Warrants evidencing a number of Warrants equivalent to such beneficial owner’s beneficial interest in the Global Warrant. The Warrant Agent shall register such transfer in the Warrant Register, and upon such transfer the surrendered Global Warrant shall be canceled by the Warrant Agent. Any such Definitive Warrants shall bear such restrictive legends as the Company may instruct.
(c) Subject to the provisions of Section 2.05(b), the registered Holder of a Global Warrant may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Agreement or the Warrants.
(d) In the event of the occurrence of either of the events specified in Section 2.05(a), the Company will promptly make available to the Warrant Agent a reasonable supply of Definitive Warrants in definitive, fully registered form.
(e) The Depositary shall notify the Warrant Agent of the names and the amounts in which the Definitive Warrants will be issued. Neither the Company nor the Warrant Agent will be liable or responsible for any names or any amounts provided by the Depositary.
(f) Notwithstanding the foregoing, in lieu of issuing a Definitive Warrant to any Person, the Warrant Agent may, upon the Company’s instruction, register Warrants in the name of such Person through the Company’s direct registration system or the Warrant Agent’s other book-entry procedures.
SECTION 2.06. Replacement Certificates. If a mutilated Warrant Certificate is surrendered to the Warrant Agent or if the Holder of a Warrant Certificate provides proof reasonably satisfactory to the Company and the Warrant Agent that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall issue and the Warrant Agent shall countersign, by either manual, facsimile or PDF signature or by means of other electronic transmission, a replacement Warrant Certificate representing an equivalent number of Warrants, if the reasonable requirements of the Warrant Agent are met and absent notice to Warrant Agent that such certificates have been acquired by a bona fide purchaser. Such Holder shall furnish an open penalty surety bond sufficient in the judgment of the Company and the Warrant Agent to protect the Company and the Warrant Agent from any loss that either of them may suffer if a Warrant Certificate is replaced. The Warrant Agent may, at its option, issue replacement Warrants for mutilated certificates upon presentation thereof without such indemnity. The Company and the Warrant Agent may charge the Holder for their expenses in replacing a Warrant Certificate. Every replacement Warrant Certificate evidences an additional obligation of the Company.
SECTION 2.07. Outstanding Warrants. Warrants outstanding at any time are all Warrants evidenced as outstanding in the Warrant Register (which, in the case of Warrants represented by Warrant Certificates, shall include all Warrant Certificates authenticated by the Warrant Agent excluding those canceled by it and those delivered to it for cancellation). A Warrant does not cease to be outstanding because an Affiliate of the Company holds the Warrant. A Warrant ceases to be outstanding if Nabors Industries Ltd. holds the Warrant.
If a Warrant Certificate is replaced pursuant to Section 2.06, the Warrants evidenced thereby cease to be outstanding unless the Warrant Agent and the Company receive proof satisfactory to them that the replaced Warrant Certificate is held by a protected purchaser (as defined for purposes of the Delaware Uniform Commercial Code).
SECTION 2.08. Cancellation. In the event the Company shall purchase or otherwise acquire Definitive Warrants, the Company may, at its option, deliver the same to the Warrant Agent for cancellation.
The Warrant Agent and no one else shall cancel all Warrant Certificates surrendered for transfer, exchange, replacement, exercise or cancellation (including Warrants subject to accelerated expiration pursuant Section 3.02(f)). The Company may not issue new Warrant Certificates to replace Warrant Certificates to the extent they evidence Warrants which have been exercised or Warrants which the Company has canceled.
SECTION 2.09. CUSIP Numbers. The Company may assign “CUSIP” numbers (if then generally in use) in connection with the issuance of the Warrants and the Warrant Agent may use such “CUSIP” numbers in notices as a convenience to Holders; provided, however, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Warrant Certificates or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Warrant Certificates.
ARTICLE III
Exercise Terms
SECTION 3.01. Exercise. Each Warrant shall entitle the Holder thereof to purchase (a) one Common Share for each Warrant evidenced thereby, plus (b) the Incentive Share Fraction (which may be zero) for the applicable Exercise Date (which number of Warrant Shares may be adjusted pursuant to this Agreement) at an exercise price of $166.66667 per Warrant (as such exercise price may be adjusted pursuant to this Agreement, the “Exercise Price”).
SECTION 3.02. Exercise Period.
(a) Subject to the terms and conditions set forth herein, the Warrants shall be exercisable at any time and from time to time on or after the Issue Date. Notwithstanding the foregoing, the Holders will be able to exercise the Warrants only if (i) the Common Share Shelf Registration Statement relating to the Warrant Shares is effective and (ii) the Warrant Shares are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such Holders reside except as otherwise provided in Section 5.01. The Company may instruct the Warrant Agent from time to time that Warrants held by a member of the Board of Directors, an Officer of the Company or an Affiliate of the Company are subject to further restrictions on exercise related to compliance with applicable securities laws, in which case the Warrant Agent shall not permit the exercise of such Warrants without the consent of the Company.
(b) Subject to the other provisions of this Section 3.02, the Warrants will expire and cease to be exercisable at 5:00 p.m. New York City time on June 11, 2026 (as adjusted under this Section 3.02, the “Expiration Date”).
(c) Following the last day of any 30 consecutive Trading Day period in which the daily VWAPs of the Common Shares has been at least 75.000% of the Exercise Price for at least 20 Trading Days (whether or not consecutive) (the “Price Condition”), the Company may elect to do any of the following: (i) accelerate the Expiration Date pursuant to Section 3.02(f), (ii) terminate the right to receive the Incentive Share Fraction when exercising the Warrants by (a) delivering Designated Notes and/or (b) paying cash, (iii) terminate the right to exercise the Warrants using cash or Designated Notes and/or (iv) modify the amount and calculation of the Incentive Share Fraction.
(d) The Company shall issue a press release (the “Price Condition Notice”) within five Business Days after market close on the date on which the Price Condition is met if it elects to take an action permitted under Section 3.02(c). Such Price Condition Notice shall describe the action the Company has elected to take and the effective date of such election, which effective date shall not be fewer than 20 Business Days following the date the Price Condition Notice is released.
(e) Prior to the date that is 20 Business Days prior to the Expiration Date, the Company may elect to revoke, reinstate, alter or modify any action taken under Section 3.02(c) (with prompt written notice to the Warrant Agent); provided, however, that the Company may not revoke, reinstate, alter or modify the acceleration of the Expiration Date pursuant to Section 3.02(f), which shall be irrevocable.
(f) ~~Notwithstanding Section 3.02(b)~~From time to time, the Company shall have the right to accelerate the Expiration Date ~~for any reason~~of all or a portion of the Warrants with 20 Business Days’ prior public notice by press release (with prompt written notice to the Warrant Agent), which public notice shall specify the amount of the Warrants (expressed either as a percentage or other metric) subject to acceleration (the “Acceleration Right”). The date specified by the Company in such public notice shall be the “Expiration Date” for ~~the~~those Warrants subject to cancellation for purposes of this Warrant Agreement. To the extent the Company exercises its right to accelerate the Expiration Date of less than all outstanding Warrants pursuant to this Section 3.02(f), the Company shall instruct the Warrant Agent to cancel the Warrants, on a pro rata basis amongst all Holders such that each Holder will hold the same percentage of outstanding Warrants both before and after a partial exercise of the Acceleration Right. In connection with any acceleration pursuant to this Section 3.02(f), on or after the new Expiration Date, the Company will instruct the Warrant Agent to cancel the applicable amount of Warrants; provided, however, that only those Warrants which have not been exercised as of the Expiration Date will be subject to cancellation.
SECTION 3.03. Expiration. A Warrant shall terminate and become void as of the earliest of (i) the Expiration Date and (ii) the date such Warrant is exercised.
SECTION 3.04. Manner of Exercise.
(a) Subject to Sections 3.02(b) and 3.03, prior to the Expiration Date, Warrants may be exercised by a Holder in full or in part no later than 5:00 P.M., New York time, on any Business Day (the “Exercise Date”), by
(i) on the Exercise Date, (x) delivery to the Warrant Agent at its office of the related Warrant Certificate, in the case of Warrants issued in certificated form, or (y) delivery of the Warrant through the systems of the Depositary, in the case of Warrants issued in global form;
(ii) on the Exercise Date, delivery to the Warrant Agent of an election to purchase Warrant Shares in the applicable form included in Exhibit A, duly completed and signed by the Holder; and
(iii) either (A) payment in United States dollars by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account of the Company (as designated by the Company by notice in writing to the Holders pursuant to Section 8.04) or (B) no earlier than the Business Day following the Exercise Date, surrendering notes of an applicable series of Designated Notes (with a principal amount of $1,000 or any whole multiple thereof) with a stated aggregate principal amount (regardless of the then current market value of such Designated Notes), excluding any accrued and unpaid interest, if any, as of the applicable date of surrender, in each case equal (or, in the case of surrender pursuant to clause (iii)(B) in an amount at least equal) to the Exercise Price multiplied by the number of Common Shares (excluding the Incentive Share Fraction, if any) thereby purchased, subject, in the case of Designated Notes held through the Depositary, to the Depositary’s applicable procedures and the relevant Holder effecting, or arranging for, the transfer of such Designated Notes through the Depositary’s deposit and withdrawal at custodian (DWAC) system.
(b) In the case of a Global Warrant, any Person with a beneficial interest in such Global Warrant shall effect compliance with the requirements in Section 3.04(a)(i), (ii) and (iii) above through the relevant Agent Member in accordance with the procedures of the Depositary, except in the case of transactions described in clause (iii)(B), in which case such requirements shall be satisfied in accordance with the protocol set forth on Exhibit B of the Warrant Certificate, or in accordance with such other procedures as shall be agreed by the Company and the Warrant Agent. All principal of the applicable series of Designated Notes surrendered pursuant to Section 3.04(a)(iii)(B) in excess of the Exercise Price multiplied by the number of Common Shares (excluding the Incentive Share Fraction, if any) thereby purchased shall be forfeited to the Company by the Holder surrendering such Designated Notes and shall not be refunded to such Holder.
(c) All unpaid interest that has accrued up to, but excluding, the date that any notes of an applicable series of Designated Notes are duly surrendered pursuant to Section 3.04(a)(iii)(B) (including interest on the amount deemed forfeited pursuant to Section 3.04(b), if any)shall be forfeited to the Company by the Holder surrendering such Designated Notes and shall not be refunded to such Holder; provided if such Designated Note is surrendered between a record date and interest payment date, interest will be paid on the interest payment date with respect to the principal balance of the Designated Note as of the record date.
(d) If any of (w) the Warrant Certificate or (x) the election to purchase Warrant Shares, is received by the Warrant Agent after 5:00 P.M., New York time, on the date specified in Section 3.04(a), the Warrants will be deemed to be received and exercised on the next succeeding Business Day, which shall be the Exercise Date thereof. If the date specified as the Exercise Date is not a Business Day, the Warrants will be deemed to be received and exercised on the next succeeding day which is a Business Day. If the Warrants are received or deemed to be received after the Expiration Date, the exercise thereof will be null and void and any funds delivered to the Warrant Agent will be returned to the Holder as soon as practicable. In no event will interest accrue on funds deposited with the Warrant Agent in respect of an exercise or attempted exercise of Warrants.
(e) In the case of a Global Warrant, whenever some but not all of the Warrants represented by such Global Warrant are exercised in accordance with the terms thereof and of this Agreement, such Global Warrant shall be surrendered by the Holder to the Warrant Agent, which shall cause an adjustment to be made to such Global Warrant so that the number of Warrants represented thereby will be equal to the number of Warrants theretofore represented by such Global Warrant less the number of Warrants then exercised. The Warrant Agent shall thereafter promptly return such Global Warrant to the Holder or its nominee or custodian.
(f) In the case of a Definitive Warrant, whenever some but not all of the Warrants represented by such Definitive Warrant are exercised in accordance with the terms thereof and of this Agreement, the Holder shall be entitled, at the request of the Holder, to receive from the Company within a reasonable time, and in any event not exceeding ten (10) Business Days, a new Definitive Warrant in substantially identical form for the number of Warrants equal to the number of Warrants theretofore represented by such Definitive Warrant less the number of Warrants then exercised.
(g) If a Warrant Certificate shall have been exercised in full, the Warrant Agent shall promptly cancel such certificate following its receipt from the Holder or the Depositary, as applicable.
(h) Notwithstanding the foregoing, or anything in Section 8.03 to the contrary, the Company shall have the right, in its sole discretion, to alter, waive, revise, adjust, change or modify the requirements, time periods or other mechanics of the process of exercising the Warrants.
(i) If a Common Share Shelf Registration Statement is not effective at the Exercise Date or a prospectus relating to the issuance of Warrant Shares is not current, the Holders will be able to exercise their Warrants only on a net share settled basis pursuant to the exemption from the registration requirements of the Securities Act under Section 3(a)(9) and as described in Section 3.05(b).
SECTION 3.05. Issuance of Warrant Shares.
(a) Subject to Section 3.02(a), upon any exercise of Warrants in compliance with this Agreement, the Company shall issue and cause the transfer agent for the Common Shares (the “Stock Transfer Agent”, which may be the Warrant Agent) to cause to be registered in the Company’s register of shareholders via the direct registration system a number of full Warrant Shares so purchased upon the exercise of such Warrants (determined in accordance with Section 3.06) or Units of Reference Property to which it is entitled, registered or otherwise, to the Holder or Holders entitled to receive the same or upon the written order of the Holder(s) in such name or names as the Holder(s) may designate (including any depositary institution so designated by a Holder). In no event shall the Company have the right or be required to settle the exercise of Warrants through delivery of cash in lieu of Common Shares.

(b) If a Holder is only able to exercise its Warrants on a net share settled basis due to the conditions described in Section 3.04(i), it shall do so by surrendering its Warrants in exchange for that number of Common Shares equal to the quotient obtained by dividing (x) the product of (i) the applicable number of Warrant Shares on such Exercise Date multiplied by (ii) the excess of the Average Market Price over the Exercise Price by (y) the Average Market Price.
(c) The Company shall provide the cost basis information to the Warrant Agent, as applicable:
(i) In the event of an exercise with cash or with Designated Notes, the Company hereby instructs the Warrant Agent to record cost basis for newly issued shares as follows:
(1) in the event of an exercise with cash, the Warrant Agent shall record cost basis for newly issued shares as the sum of (x) the Exercise Price plus (y) the Holder’s cost basis in the exercised Warrant, if any, which the Warrant Agent shall request of the Holder, if necessary (unless the Company has provided reasonable written notice to the Warrant Agent to use a different method of calculating cost basis, as reasonably determined by the Company, at the time of or prior to such exercise), and
(2) in the event of an exercise with Designated Notes, the Warrant Agent shall record cost basis of newly issued shares as the sum of (x) the fair market value of the Designated Notes tendered in exercise as of the date of exercise (as reasonably determined by the Company) plus (y) the Holder’s cost basis in the exercised Warrant, if any, which the Warrant Agent shall request of the Holder, if necessary (unless the Company has provided reasonable written notice to the Warrant Agent to use a different method of calculating cost basis, as reasonably determined by the Company, at the time of or prior to such exercise).
(ii) In the event of an exercise of a Warrant on a net share settled basis, the Company shall provide instructions for computing cost basis for shares issued pursuant to such exercise at the time the Company confirms the number of Common Shares issuable in connection with such exercise.
(d) the Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of Common Shares to be issued on such exercise, pursuant to this Agreement, is accurate or correct.
SECTION 3.06. Fractional Warrant Shares. The Company shall not be required to issue fractional Common Shares on the exercise of Warrants or pay cash in lieu thereof. The number of full Common Shares that shall be issuable upon an exercise of Warrants by a Holder at any time shall be computed on the basis of the aggregate number of Common Shares which may be purchased pursuant to the Warrants being exercised by that Holder at that time. If any fraction of a Common Share would be issuable upon the exercise of Warrants, the Company shall round down the total number of Common Shares to be issued to the relevant Holder to the nearest whole number.
SECTION 3.07. Reservation of Warrant Shares.
(a) The Company shall at all times keep reserved out of its authorized Common Shares a number of Common Shares sufficient to provide for the exercise of all outstanding Warrants, including the maximum number of the Incentive Share Fraction. The Company will keep a copy of this Agreement on file with the Stock Transfer Agent and will furnish to such Stock Transfer Agent a copy of all notices of adjustments (and certificates related thereto) transmitted to each Holder.
(b) The Company covenants that all Warrant Shares that may be issued upon proper exercise of Warrants (including payment of the Exercise Price) shall, upon issue, be fully paid, nonassessable, free of preemptive rights.
(c) The Company shall provide an opinion of counsel which shall state that all Warrants or Warrant Shares, as applicable, are or will be, upon issuance, registered under the Securities Act, as amended, or are exempt from such registration, and validly issued, fully paid and nonassessable.
SECTION 3.08. Ownership Limitation.
(a) Notwithstanding any other provision in this Agreement, a Holder of a Warrant shall not be permitted to exercise Warrants for any Common Shares if, following such exercise, the Holder will have

Beneficial Ownership of Common Shares in excess of 4.9% of the then issued and outstanding (excluding Common Shares held by subsidiaries of the Company) Common Shares (the “Ownership Limitation”); provided that if any Holder Beneficially Owns Common Shares in excess of the Ownership Limitation at 5:00 pm on May 27, 2021, such Holder shall have the right to exercise any Warrants (and receive the related Common Shares) received by such Holder in connection with the Warrant Distribution.
(b) Any exercise of Warrants contrary to the Section 3.08(a) shall be void ab initio to the extent of such violation.
(c) The Company will publish the total number of issued and outstanding Common Shares (less shares held by subsidiaries of the Company) on its website and with the Warrant Agent weekly while Warrants remain outstanding.
ARTICLE IV
Adjustment and Notice Provisions
SECTION 4.01. Adjustments. Subject to the provisions of this Article IV, the Exercise Price and the number of Warrant Shares shall be subject to adjustment, without duplication, as follows, except that the Company shall not make any such adjustments if each Holder participates, at the same time and upon the same terms as holders of the Common Shares and solely as a result of holding the Warrants in any of the transactions described in this Section 4.01, without having to exercise such Holder’s Warrants, as if such Holder held a number of Common Shares equal to the number of Warrant Shares:
(a) Stock Dividends, Splits, Subdivisions, Reclassifications, Combinations and similar transactions. If the Company shall (i) issue Common Shares as a dividend or make a distribution of its Common Shares, (ii) subdivide or reclassify the issued and outstanding Common Shares into a greater number of shares, or (iii) combine, consolidate or reclassify the issued and outstanding Common Shares into a smaller number of shares then, in such event:
(i) the number of Warrant Shares immediately prior to the open of business on the Ex-Date for such dividend or distribution or the effective date of such subdivision, combination, consolidation or reclassification shall be proportionately adjusted so that the Holder after such date shall be entitled to purchase the number of Common Shares that such Holder would have owned or been entitled to receive in respect of the Warrant Shares after such date had such Warrant been exercised immediately prior to such date; and
(ii) the Exercise Price in effect immediately prior to the open of business on the Ex-Date for such dividend or distribution or the effective date of such subdivision, consolidation, combination or reclassification shall be adjusted based on the following formula:
X1	=	WS0 x X0
WS1
where:
X0
= the Exercise Price in effect immediately prior to the open of business on the Ex-Date or effective date, as the case may be, for the dividend distribution, subdivision, consolidation, combination or reclassification giving rise to the adjustment;

X1	= the Exercise Price in effect immediately after the open of business on such Ex-Date or effective date, as applicable;
WS0	= the number of Warrant Shares before such adjustment; and
WS1	= the new number of Warrant Shares as determined pursuant to clause (a)(i).
Any adjustment made under this clause (a) shall become effective immediately after the open of business on such Ex-Date for such dividend or distribution, or immediately after the open of business on the effective date for such share split, share combination, reclassification, combination or similar transaction as applicable. If any dividend or distribution of the type described in this clause (a) is declared but not so paid or made, the Exercise

Price and number of Warrant Shares shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, to the Exercise Price and number of Warrant Shares that would then be in effect if such dividend or distribution had not been declared.
(b) Certain Issuances of Common Shares or Convertible Securities. If the Company shall issue Common Shares (or rights or warrants or other securities exercisable or convertible into or exchangeable (collectively, a “conversion”) for Common Shares (collectively, “convertible securities”)) (other than in Permitted Transactions (as defined below) or a transaction to which Section 4.01(a), 4.01(c) or 4.01(f) is applicable) without consideration or at a consideration per share in the case of Common Shares (or, in the case of convertible securities, having a conversion price per share) that is less than 95% of the Market Price on the last Trading Day preceding the date on which the relevant sales price, conversion price or exercise price is established then, in such event:
(i) the number of Warrant Shares immediately prior to the open of business on the date on which the sales price, conversion price or exercise price is established (the “Ex-Date”) shall be adjusted based on the following formula:
WS1	=	WS0	x	OS0 + X
OS0 + Y
where:
X	= the total number of additional Common Shares issuable (or into which convertible securities may be exercised or converted) pursuant to such convertible securities;
Y
= the number of Common Shares equal to the aggregate price payable to exercise such convertible securities divided by the Market Price of the Common Shares on the Trading Day immediately preceding the Ex-Date;

OS0	= the number of Common Shares outstanding immediately prior to the open of business on the Ex-Date for such distribution;
WS0	= the number of Warrant Shares in effect immediately prior to the open of business on the Ex-Date; and
WS1	= the new number of Warrant Shares in effect immediately after the open of business on the Ex-Date
(ii) the Exercise Price payable upon exercise of a Warrant shall be adjusted by the following formula:
X1	=	X0	x	WS0
WS1
where:
X0	= the Exercise Price in effect immediately prior to the open of business on the Ex-Date;
X1	= the Exercise Price in effect immediately after the open of business on such Ex-Date;
WS0	= the number of Warrant Shares in effect immediately prior to the open of business on the Ex-Date; and
WS1	= the new number of Warrant Shares as determined pursuant to clause (b)(i)
Any adjustment made under this clause (b) shall be made successively whenever any such convertible securities are distributed and shall become effective immediately after the open of business on the Ex-Date for such distribution. To the extent that Common Shares are not delivered after the expiration of such convertible securities, the Exercise Price and number of Warrant Shares shall be adjusted to the Exercise Price and number of Warrant Shares that would then be in effect had the adjustment with respect to the distribution of such convertible securities been made on the basis of delivery of only the number of Common Shares actually delivered. If such convertible securities are not so distributed, the Exercise Price and number of Warrant Shares shall be decreased to the Exercise Price and number of Warrant Shares that would then be in effect if such Ex-Date for such distribution had not occurred.
For purposes of the foregoing, the aggregate consideration receivable by the Company in connection with the issuance of such Common Shares or convertible securities shall be deemed to be equal to the sum of the net offering price (after deduction of any related expenses payable to third parties) of all such securities plus the minimum aggregate amount, if any, payable upon exercise or conversion of any such convertible securities into Common Shares; and “Permitted Transactions” shall include issuances (1) as consideration for or to fund the acquisition by the Company of businesses and/or assets, (2) in connection with employee benefit plans and compensation related arrangements of the Company approved by the Board of Directors, (3) in connection with a broadly marketed offering and sale of Common Shares or convertible securities for cash and (4) upon exercise of convertible securities issued and outstanding on the date hereof or in accordance with the terms (whether mandatory or optional) of any security, instrument or agreement outstanding or in effect on the date hereof. Any adjustment made pursuant to this Section 4.01(b) shall become effective immediately upon the date of such issuance.
(c) Other Distributions and Spin-Offs.
(i) Distributions Other than Spin-Offs. If the Company makes a distribution to all holders of its Common Shares, of its Capital Stock, evidences of indebtedness, assets or property of the Company, cash, rights or warrants, excluding:
(1) dividends or distributions described in clause (a) or (b) above;
(2) dividends or distributions paid exclusively in cash described in clause (d) below;
(3) any dividends or distributions in connection with a business combination, reclassification, change, consolidation, merger, conveyance, transfer, sale, lease or other disposition resulting in the change in the securities or property receivable upon the exercise of a warrant as described in Section 4.03;
(4) rights issued pursuant to a shareholders’ rights plan adopted by the Company as described in clause (f); and
(5) Spin-Offs described below in Section 4.01(c)(ii);
then the Exercise Price shall be decreased based on the following formula:
X1	=	X0	x	SP0−FMV
SP0
where:
X0	= the Exercise Price in effect immediately prior to the open of business on the Ex-Date for such distribution;
X1	= the Exercise Price in effect immediately after the open of business on the Ex-Date for such distribution;
SP0	= the average of the Market Prices of the Common Shares over the ten consecutive Trading Days immediately preceding, but excluding, the Ex-Date for such distribution; and
FMV	= the Fair Market Value, as of such Ex-Date, of the shares of Capital Stock, evidences of indebtedness, assets or property of the Company, cash, rights or warrants;

the number of Warrant Shares shall be increased based on the following formula:
WS1	=	WS0x X0
X1
where:
X0	= the Exercise Price in effect immediately prior to the open of business on the Ex-Date for such distribution;
X1	= the Exercise Price in effect immediately after the open of business on the Ex-Date for such distribution;
WS0	= the number of Warrant Shares in effect immediately prior to the open of business on the Ex-Date; and
WS1	= the new number of Warrant Shares in effect immediately after the open of business on the Ex-Date.
(ii) Spin-Offs. With respect to an adjustment pursuant to this clause (c) where there has been a payment of a dividend or other distribution on the Common Shares in shares of Capital Stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Company that will be, upon distribution, listed or quoted on a U.S. national or regional securities exchange (a “Spin-Off”), the Warrant Shares shall be adjusted based on the following formula:
WS1	=	WS0	x	FMV+SP
SP
where:
WS0	= the number of Warrant Shares in effect immediately prior to the open of business on the Ex-Date of the Spin-Off;
WS1	= the number of Warrant Shares in effect immediately after the open of business on the Ex-Date of the Spin-Off;
FMV
= the average of the Market Prices of the Capital Stock or similar equity interest distributed to holders of the Common Shares applicable to one Common Share for the ten consecutive Trading Days immediately following, and including, the Ex-Date for such Spin-Off (such period, the “Valuation Period”); and

SP	= the average of the Market Prices of the Common Shares over the Valuation Period the Exercise Price in effect immediately prior to the open of business for the Ex-Date for the Spin-Off shall be adjusted based on the following formula:
X1	=	X0	x	WS0
WS1
where:
X0	= the Exercise Price in effect immediately prior to the open of business on the Ex-Date of the Spin-Off;
X1	= the Exercise Price in effect immediately after the open of business on the Ex-Date of the Spin-Off;
WS0	= the number of Warrant Shares in effect immediately prior to the open of business on the Ex-Date of the Spin-Off;
WS1	= the new number of Warrant Shares in effect immediately after the open of business on the Ex-Date of the Spin-Off as determined pursuant to clause (c)(ii).

Any adjustment to the Exercise Price and number of Warrant Shares under the preceding paragraph of this clause (c) shall be made immediately after the close of business on the last day of the Valuation Period, but shall be given effect as of the open of business on the Ex-Date for the Spin-Off. If any distribution of the type described in this Section 4.01(c) is declared but not so made, the Exercise Price and number of Warrant Shares shall be immediately readjusted, effective as of the date the Board of Directors determines not to make such distribution, to the Exercise Price and number of Warrant Shares that would then be in effect if such distribution had not been declared.
(d) Cash Dividends or Distributions. If any cash dividend or distribution is made to all or substantially all holders of Common Shares, other than a regular quarterly cash dividend that does not exceed the Dividend Threshold per Common Share then:
(i) the number of Warrant Shares shall be adjusted based on the following formula:
WS1	=	WS0	x	SP0−T
SP0−C
where:
SP0	= the average of the Market Prices of the Common Shares for the ten consecutive Trading Days immediately preceding, but excluding, the Ex-Date for such dividend or distribution;
C	= the amount in cash per share the Company distributes to holders of the Common Shares;
WS0	= the number of Warrant Shares in effect immediately prior to the open of business on the Ex-Date for such dividend or distribution; and
WS1	= the new number of Warrant Shares in effect immediately after the open of business on the Ex-Date for such dividend or distribution; and
T
= an amount (subject to the proviso below, the “Dividend Threshold”) initially equal to $0.06 per Common Share; provided, however, that (x) if such dividend or distribution is not a regular quarterly cash dividend on the Common Shares, then the Dividend Threshold will be deemed to be zero per Common Share with respect to such dividend or distribution; and (y) the Dividend Threshold will be adjusted in the same manner as, and at the same time and for the same events for which the Exercise Price and number of Warrant Shares are adjusted as a result of the operation of clauses (a), (b) and (c) above and clauses (e) and (f) below.

(ii) the Exercise Price payable upon exercise of the Warrants shall be adjusted based on the following formula:
X1	=	X0	x	WS0
WS1
where:
X0	= the Exercise Price in effect immediately prior to the open of business on the Ex-Date for such dividend or distribution;
X1	= the Exercise Price in effect immediately after the open of business on the Ex-Date for such dividend or distribution;
WS0	= the number of Warrant Shares in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution; and
WS1	= the new number of Warrant Shares in effect immediately after the open of business on the Ex-Date for such dividend or distribution.
Any increase made under this clause (d) shall become effective immediately after the open of business on the Ex-Date for such dividend or distribution. If such dividend or distribution is not so paid, the Exercise Price and number of Warrant Shares shall be adjusted, effective as of the date the Board of Directors, or a committee thereof, determines not to make or pay such dividend or distribution, to be the Exercise Price and number of Warrant Shares that would then be in effect if such dividend or distribution had not been declared.
(e) Certain Repurchases of Common Shares. In case the Company effects a Pro Rata Repurchase of Common Shares at a price per Common Share above reported Market Price, then:
(i) the Exercise Price shall be adjusted based on the following formula:
X1	=	X0	x	(OS0 x SP0) - AC
(OS0 - Y)xSP0
where:
X0	= the Exercise Price in effect immediately prior to the open of business on the Effective Date of such Pro Rata Repurchase;
X1	= the Exercise Price in effect immediately after the open of business on the Effective Date of such Pro Rata Repurchase;
OS0	= the number of Common Shares issued and outstanding immediately prior to such Pro Rata Repurchase;
SP0	= the average of the Market Prices of the Common Shares for the ten consecutive Trading Days next succeeding the Effective Date of such Pro Rata Repurchase;
AC	= the aggregate purchase price of the Pro Rata Repurchase; and
Y	= the number of Common Shares so repurchased as a result of the Pro Rata Repurchase;
(ii) the number of Warrant Shares shall be adjusted based on the following formula:
WS1	=	WS0 × X0
X1
where:
X0	= the Exercise Price in effect immediately prior to the open of business on the Effective Date of such Pro Rata Repurchase
X1	= the Exercise Price in effect immediately after the open of business on such Effective Date of such Pro Rata Repurchase, in accordance with Section 4.01(e)(i)
WS0	= the number of Warrant Shares in effect immediately prior to the Effective Date of such Pro Rata Repurchase
WS1	= the new number of Warrant Shares in effect immediately after the open of business on such Effective Date of such Pro Rata Repurchase
Any adjustment to the Exercise Price and number of Warrant Shares under this clause (e) shall occur at the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the Effective Date. If such repurchase is not so effected, the Exercise Price and number of Warrant Shares shall be readjusted to be the Exercise Price and number of Warrant Shares that would then be in effect if such Pro Rata Repurchase had not been declared.

(f) Certain Rights or Warrants; Shareholder Rights Plan. (i) In case the Company shall distribute or shall be deemed to have distributed, or shall fix a record date for the making of a distribution, to all holders of its Common Shares of rights or warrants pursuant to a shareholder rights plan commonly known as a “poison pill” (a “Rights Plan”), which rights or warrants are not exercisable until the occurrence of a specified event or events (a “Trigger Event”), in each such case, upon the occurrence of the earliest such Trigger Event, the Exercise Price in effect prior to such Trigger Event shall be adjusted immediately after such Trigger Event based on the following formula:
X1	=	X0	x	SP - FMV
SP
where:
X0	= the Exercise Price in effect immediately prior to such Trigger Event
X1	= the Exercise Price in effect immediately after such Trigger Event
FMV
= the Fair Market Value of the rights or warrants distributed in respect of one Common Share (determined as of the date of such Trigger Event or public disclosure of such Trigger Event, as applicable, after giving effect to the occurrence of such Trigger Event); and

SP
= the Market Price of the Common Shares on the last Trading Day immediately preceding the date of such Trigger Event (or, if the occurrence of such Trigger Event is not publicly disclosed as of the date of such Trigger Event, the last Trading Day preceding the first date on which the occurrence of such Trigger Event is publicly disclosed) (either such date, as applicable, the “Pre-Trigger Event Date”)

such adjustment shall be made successively whenever any Trigger Event occurs under any Rights Plan and, with respect to any Rights Plan with respect to which an adjustment has been made, a corresponding adjustment shall be made successively whenever any subsequent adjustment to the applicable rights or warrants is made pursuant to the terms of such Rights Plan to the extent such adjustment has not been made pursuant to the other terms of the Warrants. In such event, the number of Warrant Shares shall be adjusted based on the following formula:
WS1	=	WS0 × X0
X1
where:
X0	= the Exercise Price in effect immediately prior to the applicable Trigger Event
X1	= the Exercise Price in effect immediately after such adjustment as determined in clause (f)
WS0	= the number of Warrant Shares in effect immediately prior to such adjustment
WS1	= the new number of Warrant Shares in effect immediately after such adjustment
(i) In the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event with respect thereto described in clause (i) of this Section 4.01(f):
(1) upon the redemption or repurchase by the Company of any such rights or warrants without exercise by the holders thereof, (x) in the event that a Trigger Event shall have occurred and an adjustment to the Exercise Price and number of shares issuable upon exercise of a Warrant shall have been made pursuant to clause (i) of this Section 4.01(f), the Exercise Price and number of Warrant Shares shall be readjusted as if such rights or warrants had not been distributed, and (y) whether or not a Trigger Event shall have occurred, the Exercise Price and the number of Warrant Shares shall be adjusted or readjusted, as applicable, pursuant to the terms of Section 4.01(c) upon such redemption or repurchase as though it were a cash distribution (but not an Ordinary Cash Dividend) equal to the per share redemption or repurchase consideration received by holders of Common Shares with respect to such rights or warrants (assuming such holder had retained such rights or warrants) made to all holders of Common Shares as of the date of such redemption or repurchase, it being understood that if a readjustment has occurred pursuant to clause (x) above, the readjustment described in this clause (y) shall occur immediately following such readjustment made pursuant to clause (x); and
(2) in the event that a Trigger Event shall have occurred and an adjustment to the Exercise Price and number of Warrant Shares shall have been made pursuant to clause (i) of this Section 4.01(f), in the case all such rights or warrants shall have expired or been terminated without exercise by any holders thereof, the Exercise Price and the number of Warrant Shares shall be readjusted as if such rights and warrants had not been distributed.
(ii) If the Company has a Rights Plan in effect with respect to its Common Shares, upon exercise of a Warrant, notwithstanding anything to the contrary in such Rights Plan, including any rights agreement or documents or instruments entered into as part of such Rights Plan, the Holder shall be entitled to receive, in addition to the Warrant Shares, a corresponding number of rights under such Rights Plan, unless (A) a Trigger Event occurs prior to such exercise, in which case the adjustments (if any are required) to the Exercise Price and the number of Warrant Shares with respect thereto shall be made in accordance with clause (i) of this Section 4.01(f), or (B) the Holder has provided written notice to the Company that it has elected not to receive such rights.
(iii) Any adjustment to the Exercise Price and the number of Warrant Shares pursuant to this Section 4.01(f) shall be made subject in all respects to the other provisions of this Section 4.01 (but without duplication); provided that Section 4.01(c) shall not apply, and shall be superseded by this Section 4.01(f), with respect to rights or warrants distributed (or deemed distributed) by the Company pursuant to a Rights Plan, except as expressly provided in clause (ii) of this Section 4.01(f).
(g) Other Adjustments. In addition, the Company may, but shall not be required to, make such decreases in the Exercise Price, in addition to those required by this Section 4.01, as the Board of Directors considers to be advisable for any reason, including, without limitation, in order to avoid or diminish any income tax to any holders of Common Shares or to any Holders of Warrants resulting from any dividend or distribution of shares or from any event treated as such for income tax purposes or for any other reason.
SECTION 4.02. Calculation of Adjustments; Timing of Issuance of Additional Warrant Shares Upon Certain Adjustments; Adjustment Rules.
(a) All calculations under Section 4.01 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of Section 4.01 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Warrant Shares shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a Common Share, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment that, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a Common Share, or more.
(b) In any case in which the provisions of Section 4.01 shall require that an adjustment shall become effective immediately after an Ex-Date for an event, the Company may defer until the occurrence of such event issuing to the Holder of a Warrant exercised after such record date and before the occurrence of such event the additional Warrant Shares issuable upon such exercise by reason of the adjustment required by such event over and above the Warrant Shares issuable upon such exercise before giving effect to such adjustment; provided, however, that the Company upon request shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
(c) Any adjustments pursuant to Section 4.01 shall be made successively whenever an event referred to therein shall occur. If an adjustment in Exercise Price made under Section 4.01 would reduce the Exercise Price to an amount below the par value of the Common Shares, then such adjustment in the Exercise Price shall reduce the Exercise Price to the par value of the Common Shares.
SECTION 4.03. Business Combinations and Reorganizations. In case of any Business Combination or reclassification of Common Shares (other than a reclassification of Common Shares referred to in Section 4.01), the Holder’s right to receive Warrant Shares upon exercise of a Warrant shall be converted into the right to exercise a Warrant to acquire the number of shares or other securities or property (including cash) that the

Warrant Shares (at the time of such Business Combination or reclassification) immediately prior to such Business Combination or reclassification would have been entitled to receive upon consummation of such Business Combination or reclassification (the amount of such shares, other securities or property in respect of a Common Share being herein referred to as a “Unit of Reference Property”); and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be achievable, to the Holder’s right to exercise such Warrant in exchange for a Unit of Reference Property pursuant to this paragraph. If the Business Combination causes the Common Shares to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of shareholder election), then the composition of the Unit of Reference Property into which the Warrants will be exercisable shall be deemed to be the weighted average of the types and amounts of consideration actually received by the holders of Common Shares.
SECTION 4.04. Notice of Adjustments. Whenever any adjustment is made pursuant to this Article IV, the Company shall cause notice of such adjustment to be delivered to the Warrant Agent promptly following the effective date of such adjustment, such notice to include in reasonable detail (i) the reason for the adjustment, (ii) the computation of any adjustments, and (iii) the new or amended exercise terms, including, as applicable, the Exercise Price, the number of shares or the Units of Reference Property purchasable upon exercise of each Warrant after giving effect to such adjustment. The calculations, adjustments and determinations included in the Company’s notice shall, absent manifest error, be final and binding on the Company, the Warrant Agent and the Holders. The Warrant Agent shall be entitled to rely on such notice and any adjustment therein contained and the Warrant Agent shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such notice. The Warrant Agent shall have no obligation under any section of this Agreement to determine whether an adjustment is required or to calculate any of the adjustments set forth herein. The Warrant Agent shall within fifteen (15) days after receipt of such notice from the Company (which notice must specifically direct the Warrant Agent to perform the mailing) cause a similar notice to be delivered to each Holder.
SECTION 4.05. Adjustment to Warrant Certificate. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Article IV, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of Warrant Shares as are stated in any Warrant Certificates issued prior to such adjustment. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed. For the avoidance of doubt, no change to the Warrant Certificate or this Agreement as a result of an adjustment pursuant to this Article IV shall require the consent of the Holders of the Warrants or the Warrant Agent.
ARTICLE V
Registration of Warrant Shares
SECTION 5.01. Effectiveness of Registration Statement. The Company shall use commercially reasonable efforts to cause a shelf registration statement (including, at the Company’s election, an existing registration statement), filed pursuant to Rule 415 (or any successor provision) of the Securities Act, covering the issuance of Warrant Shares to the Holders upon exercise of the Warrants by the Holders thereof (the “Common Share Shelf Registration Statement”) to (i) become effective as promptly as reasonably practicable after the date of this Agreement and (ii) remain effective until the earlier of (x) such time as all Warrants have been exercised and (y) the Expiration Date. The Company shall promptly inform the Warrant Agent of any change in the status of the effectiveness or availability of the Common Share Shelf Registration Statement. For the avoidance of doubt, no Warrants shall be exercisable at any time until a Common Share Shelf Registration Statement becomes effective. Notwithstanding the foregoing, if a Common Share Shelf Registration Statement covering the issuance of the Warrant Shares at the time of exercise of any Warrants is not effective or a prospectus relating thereto is not current, the Holders will be able to exercise their Warrants only on a net share settled basis by surrendering their Warrants in exchange for Common Shares as described in Section 3.05(b) pursuant to the exemption from the registration requirements of the Securities Act under Section 3(a)(9).
SECTION 5.02. Suspension. The Company shall be entitled to suspend the availability of the Common Share Shelf Registration Statement from time to time during any consecutive 365-day period for a total not to exceed 90 days during such consecutive 365-day period if the Board of Directors determines in the exercise of its reasonable judgment that such suspension is necessary in order to comply with applicable laws and provides notice that such determination was made to the Holders of the Warrants; provided, however, that (i) if the Company exercises such right in the 90 consecutive-day period immediately prior to the Expiration Date, the Expiration Date shall be delayed by the number of days during such 90-day period for which the availability of the Common Share Shelf Registration Statement was suspended and (ii) in no event shall the Company be required to disclose the business purpose for such suspension if the Company determines in good faith that such business purpose must remain confidential.
SECTION 5.03. Blue Sky. The Company shall use commercially reasonable efforts to register or qualify the Warrant Shares under all applicable securities laws, blue sky laws or similar laws of all jurisdictions in the United States in which any Holder may or may be deemed to purchase Warrant Shares upon the exercise of Warrants and shall use commercially reasonable efforts to maintain such registration or qualification for so long as it is required to cause the Common Share Shelf Registration Statement to remain effective under the Securities Act pursuant to Section 5.01; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction in which it would not otherwise be required to qualify but for this Section 5.03 or to take any action that would subject it to general service of process or to taxation in any such jurisdiction in which it is not then so subject.
SECTION 5.04. Expenses. Subject to Section 2.04(c)(ii) all expenses incident to the Company’s performance of or compliance with its obligations under this Article V relating to the issuance of the Warrant Shares will be borne by the Company, including without limitation: (i) all SEC, stock exchange or Financial Industry Regulatory Authority registration and filing fees, (ii) all fees and expenses incurred by the Company in connection with the compliance with state securities or blue sky laws, (iii) all expenses of any Persons incurred by or on behalf of the Company with the prior written consent of the Company in preparing or assisting in preparing, printing and distributing the Common Share Shelf Registration Statement or any other registration statement, prospectus, any amendments or supplements thereto and other documents relating to the performance of and compliance with this Article V, (iv) the fees and disbursements of counsel for the Company and (v) the fees and disbursements of the independent public accountants of the Company.
SECTION 5.05. Delivery of Documents to Holders. The Warrant Agent agrees that concurrently with the issuance of Warrant Shares to any Holder and upon exercise of Warrants by any Holder, the Warrant Agent shall (unless otherwise instructed by the Company) deliver a prospectus relating to the Warrant Shares (a “Prospectus”) to such Holder or such other notice or communication regarding the Warrants or the Warrant Shares as the Company may instruct. The Company shall furnish to the Warrant Agent sufficient copies of such Prospectus or such other notice or communication to satisfy this obligation.
ARTICLE VI
[Reserved]

ARTICLE VII
Warrant Agent
SECTION 7.01. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the express provisions of this Agreement and the Warrant Agent hereby accepts such appointment.
SECTION 7.02. Rights and Duties of Warrant Agent.
(a) Agent for the Company. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship or agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants. All fees and expenses due the Warrant Agent shall be paid to the Warrant Agent by the Company. The Warrant Agent shall have no duty to determine which costs, if any, under this Agreement shall be borne by the Holders or by the Company.
(b) Counsel. The Warrant Agent may consult with counsel satisfactory to it (who may be counsel to the Company), and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

(c) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.
(d) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are specifically set forth herein and in the Warrant Certificates, and no implied duties or obligations of the Warrant Agent shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder that may tend to involve it in any expense or liability for which it does not receive indemnity if such indemnity is reasonably requested. The Warrant Agent shall not be accountable or under any duty or responsibility for the application by the Company of the proceeds of the Warrants. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a Holder with respect to such default, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise.
(e) Not Responsible for Adjustments or Validity of Stock. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require an adjustment of the number of Warrant Shares or the Exercise Price, or with respect to the nature or extent of any adjustment when made, or with respect to the method employed, or herein or in any supplemental agreement provided to be employed, in making the same, or with respect to any new exercise terms, or with respect to calculations of any adjustments or any amounts due in connection with any exercise of the Warrants (including through the exercise by payment in any series of Designated Notes). The Warrant Agent shall not be accountable with respect to the validity or value of any Common Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to Article IV, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Common Shares upon the surrender of any Warrant Certificate for the purpose of exercise.
SECTION 7.03. Individual Rights of Warrant Agent. The Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or its Affiliates or become peculiarly interested in transactions in which the Company or its Affiliates may be interested, or contract with or lend money to the Company or its Affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.
SECTION 7.04. Warrant Agent’s Disclaimer. The Warrant Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement or the Warrant Certificates and it shall not be responsible for any statement in this Agreement or the Warrant Certificates other than its countersignature thereon.
SECTION 7.05. Compensation and Indemnity and Liability.
(a) Compensation. The Company agrees that the Warrant Agent is entitled, from time to time, to reasonable compensation for its services as agreed in accordance with a fee schedule to be mutually agreed upon and to reimbursement for reasonable out-of-pocket expenses incurred by it, including the reasonable compensation and expenses of the Warrant Agent’s agents and counsel as agreed.
(b) Indemnity. The Company shall indemnify the Warrant Agent, its officers, directors, agents and counsel against any loss, liability or expense (including reasonable attorneys’ fees and expenses) incurred by it without willful misconduct or gross negligence on its part arising out of or in connection with the acceptance or performance of its duties under this Agreement (which willful misconduct or gross negligence must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Warrant Agent through willful misconduct or gross negligence (which willful misconduct or gross negligence must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

(c) Company Instructions. From time to time, the Company may provide the Warrant Agent with instructions concerning the services performed by the Warrant Agent hereunder. In addition, at any time the Warrant Agent may apply to any officer of the Company for instruction, and may consult with legal counsel for the Warrant Agent or the Company with respect to any matter arising in connection with the services to be performed by the Warrant Agent under this Agreement. The Warrant Agent and its agents and subcontractors shall not be liable and shall be indemnified by the Company for any action taken or omitted by the Warrant Agent in reliance upon any Company instructions or upon the advice or opinion of such counsel. The Warrant Agent shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Company.
(d) Limitation of Liability. Notwithstanding anything contained herein to the contrary, the Warrant Agent’s aggregate liability during any term of this Agreement with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Company to the Warrant Agent as fees and charges, but not including reimbursable expenses, during the twelve (12) months immediately preceding the event for which recovery from Warrant Agent is being sought. The limitations of liability in this Section 7.05(d) shall not apply with respect to liability arising from the gross negligence or willful misconduct of the Warrant Agent (each as determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).
(e) Consequential Damages. Neither party to this Agreement shall be liable to the other party for any consequential, indirect, special or incidental damages under any provisions of this Agreement or for any consequential, indirect, punitive, special or incidental damages arising out of any act or failure to act hereunder even if that party has been advised of or has foreseen the possibility of such damages.
(f) Survival. The Company’s obligations pursuant to this Section 7.05 shall survive the termination of this Agreement or removal of the Warrant Agent.
SECTION 7.06. Successor Warrant Agent.
(a) Company to Provide and Maintain Warrant Agent. The Company agrees for the benefit of the Holders that there shall at all times be a Warrant Agent hereunder (which may include the Company) until all the Warrants have been exercised or are no longer exercisable.
(b) Resignation and Removal. The Warrant Agent may at any time resign by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall not be less than forty-five (45) days after the date on which such notice is given unless the Company otherwise agrees in writing. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective, which date shall not be less than forty-five (45) days after such notice is given unless the Warrant Agent otherwise agrees in writing.
(c) The Company to Appoint Successor. In the event that at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall commence a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or under any other applicable federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court shall have been entered in respect of the Warrant Agent in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law, or a decree or order by a court shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder.
(d) Successor to Expressly Assume Duties. Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.
(e) Successor by Merger. Any corporation into which the Warrant Agent hereunder may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all of its assets and business, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the Parties.
SECTION 7.07. Bank Accounts. All funds received by Computershare Inc. under this Agreement that are to be distributed or applied by Computershare Inc. in the performance of services rendered under this Agreement shall be held by Computershare Inc. as agent for the Company and deposited in one or more bank accounts to be maintained by Computershare Inc. in its name as agent for the Company. Until paid pursuant to the terms of this Agreement, Computershare Inc. will hold such funds through such accounts in (a) deposit accounts of commercial banks with “Tier 1” capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). Computershare Inc. shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by Computershare Inc. in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party. Computershare Inc. may from time to time receive interest, dividends or other earnings in connection with such deposits. Computershare Inc. shall not be obligated to pay such interest, dividends or earnings to the Company, any holder or any other party.
SECTION 7.08. Delivery of Exercise Price. The Warrant Agent shall forward funds received for warrant exercises in a given month by the fifth business day of the following month by wire transfer to an account designated by the Company.
SECTION 7.09. Further Assurances. The Company shall perform, acknowledge and deliver or cause to be performed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.
SECTION 7.10 Force Majeure. Notwithstanding anything to the contrary contained herein, the Warrant Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.
SECTION 7.11. Confidentiality. The Warrant Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public Warrant holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement including the fees for services set forth in the attached schedule shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state, or federal or national government authorities (e.g., in divorce and criminal actions).

ARTICLE VIII
Miscellaneous
SECTION 8.01. Persons Benefiting. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Company, the Warrant Agent and the Holders any right, remedy or claim under or by reason of this Agreement or any part hereof.
SECTION 8.02. Rights of Holders. Holders of unexercised Warrants, as such, have no rights as shareholders and are not entitled to exercise any rights whatsoever as shareholders of the Company, including, but not limited to the rights to (i) receive dividends or other distributions, (ii) receive notice of or vote at any meeting of the shareholders, (iii) consent to any action of the shareholders, (iv) receive notice of any other proceedings of the Company or (v) exercise any preemptive right.
SECTION 8.03. Amendment. This Agreement may be amended by the Parties without the consent of any Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein or for the purpose of adding or changing any other provisions including, but not limited to, additions or changes with respect to matters or questions arising under this Agreement; provided, however, that such amendment shall not adversely affect the rights of any of the Holders in any material respect. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of any of the Holders may be made by the Parties but shall require the written consent of the Holders of a majority of the then outstanding Warrants. In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver or consent, only Warrants outstanding at the time shall be considered in any such determination, and Warrants known to the Warrant Agent to be owned by the Company shall be disregarded and deemed not to be outstanding for such purpose. The Company or the Warrant Agent may set a record date for any such direction, waiver or consent and only the Holders as of such record date shall be entitled to make or give such direction, waiver or consent. Notwithstanding anything else to the contrary herein, the Company may take any of the actions described in Sections 3.02 and 3.04(h) without the consent of the Holders or the Warrant Agent or the execution of an amendment to this Agreement. Subject to the immediately preceding sentence, no supplement or amendment to this Agreement shall be effective unless duly executed by the Warrant Agent and the Company. As a condition precedent to the Warrant Agent’s execution of any amendment, the Company shall deliver to the Warrant Agent a certificate from a duly authorized Officer of the Company that states that the proposed amendment is in compliance with the terms of this Section 8.03.
SECTION 8.04. Notices. Any notice or communication shall be in writing and delivered in Person or by email or mailed by first-class mail with overnight delivery service addressed as follows:
if to the Company:

Nabors Industries Ltd.
Crown House Second Floor
4 Par-la-Ville Road
Hamilton, HM08
Bermuda
Attention: Corporate Secretary

Nabors Corporate Services, Inc.
515 West Greens Road, Suite 1200
Houston, Texas 77067
Attention: General Counsel
Facsimile: (281) 775-8431

with a copy to:

Milbank LLP
55 Hudson Yards
New York, New York 10001

Telephone: (212) 530-5000
Attention: James Ball

ConvEx Capital Markets LLC
1177 Avenue of the Americas
5th Floor
New York, New York 10036
Telephone: (212) 851-8685
Email: calculations.americas@conv-ex.com
Attention: Calculation Agency Team – New York

if to the Warrant Agent:

Computershare Trust Company, N.A.,
Computershare Inc.
150 Royall Street
Canton, MA 02021
Attention: Client Services
Facsimile: (781) 575-4210

with a copy to:

ConvEx Capital Markets LLC
1177 Avenue of the Americas
5th Floor
New York, New York 10036
Telephone: (212) 851-8685
Email: calculations.americas@conv-ex.com
Attention: Calculation Agency Team – New York
The Company or the Warrant Agent each by notice to the other may designate additional or different physical addresses or e-mail addresses for subsequent notices or communications.
Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder’s address as it appears on the Warrant Register and shall be sufficiently given if so mailed within the time prescribed.
Failure to deliver a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is delivered in the manner provided above, it is duly given when sent, whether or not the addressee receives it.
Notwithstanding any other provision of this Agreement, where this Agreement provides for notice of any event to the Holders, such notice shall be sufficiently given to any Holder of a Warrant represented by a Global Warrant if given to the Depositary pursuant to the customary procedures of the Depositary.
Any notice delivered pursuant to this Agreement that restricts the ability of a Holder to exercise its Warrant shall only be effective at least twenty (20) Business Days after the delivery of such notice.
Issuance by the Company of a press release in accordance with its customary procedures or as prescribed by this Agreement shall satisfy any requirement to provide public notice or notice in writing or by email under this Warrant Agreement (except for notices required to be delivered to the Warrant Agent).
SECTION 8.05. Governing Law. This Agreement, the Warrant Certificates and the Warrants will be governed by and construed in accordance with the laws of the State of New York.
SECTION 8.06. Successors. All agreements of the Company in this Agreement and the Warrant Certificates shall bind its successors. All agreements of the Warrant Agent in this Agreement shall bind its successors.

SECTION 8.07. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument. Counterparts may be delivered via facsimile, PDF, electronic mail (including any electronic signature covered by the U.S. federal ESIGN of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, including www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
SECTION 8.08. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction; provided, however, that if such excluded provision shall materially and adversely affect the rights, immunities, liabilities, duties or obligations of the Warrant Agent, the Warrant Agent shall be entitled to resign immediately upon written notice to the Company.
SECTION 8.09. Withholding Rights. In the event that the Company, the Warrant Agent or their agents determine that they are obligated to withhold or deduct any tax or other governmental charge under any applicable law on behalf of a Holder (whether upon the distribution of the Warrants under this Agreement, upon any adjustment made pursuant to Article IV, upon exercise or otherwise), the Company, the Warrant Agent or their agents shall be entitled, but not obligated, to deduct and withhold such amount by withholding a portion or all of the Warrants or Warrant Shares otherwise deliverable or by otherwise using any property (including, without limitation, Warrants, Warrant Shares or cash) that would otherwise be delivered to or is owned by such Holder, in each case in such amounts as they deem necessary to meet their withholding obligations, and shall also be entitled, but not obligated, to sell all or a portion of such withheld Warrants, Warrant Shares or such other property by public or private sale in such amounts and in such manner as they deem necessary and practicable to pay such taxes and charges. In such case, (i) the Company, the Warrant Agent or their agents, as applicable, shall remit to the applicable tax or other authority the required withholding amount or other charge, and (ii) any withheld amounts (and, if applicable in connection with adjustments pursuant to Article IV, other property) shall be treated for all purposes of this Agreement as having been distributed to the Holders in respect of which such deduction and withholding was made.
SECTION 8.10. Calculations; Calculation Agent. ConvEx Capital Markets LLC shall be the initial Calculation Agent. The Calculation Agent will be responsible for making all calculations and other determinations specified to be made by it under this Warrant Agreement and the Warrants, and any calculations and determinations not so specified will be the responsibility of the Company or an Independent Adviser. All calculations and determinations will be made in good faith and, absent manifest error, such calculations and determinations will be final and binding on Holders of the Warrants and the Warrant Agent. The Company will provide with reasonable notice a schedule of the calculations and determinations made by the Company and the Calculation Agent to the Warrant Agent. The Warrant Agent is entitled to rely conclusively upon the accuracy of the calculations and determinations made by the Company and the Calculation Agent without independent verification.
SECTION 8.11. Limited Responsibility of Calculation Agent and Independent Advisor. The Calculation Agent (and any Independent Advisor appointed in connection with the Warrants) is acting exclusively as an agent for, and upon request by, the Company. Neither the Calculation Agent (acting in such capacity) nor any Independent Advisor appointed in connection with the Warrants (acting in such capacity) shall have any relationship of agency or trust with, nor shall the Calculation Agent (acting in such capacity) nor any Independent Advisor appointed as aforesaid shall be liable to nor shall they incur any liability as against, the Holders, or the Warrant Agent.
[Signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Warrant Agreement to be duly executed as of the date first written above.
NABORS INDUSTRIES LTD.

By:
Name:
Title:
[Nabors – Signature Page to Warrant Agreement]

COMPUTERSHARE INC., and COMPUTERSHARE TRUST COMPANY, N.A., as Warrant Agent On behalf of both entities

By:
Name:
Title:
[Nabors – Signature Page to Warrant Agreement]

EXHIBIT A
FORM OF WARRANT

[Global Securities Legend]
UNLESS THIS GLOBAL WARRANT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL WARRANT SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT REFERRED TO BELOW.

No. [ ]	Certificate for [ ] Warrants
[WARRANTS TO PURCHASE COMMON SHARES OF
NABORS INDUSTRIES LTD.]
THIS CERTIFIES THAT [ ], or its registered assigns, is the registered holder of the number of Warrants set forth above (the “Warrants”). Each Warrant entitles the holder thereof (the “Holder”), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from Nabors Industries Ltd., a Bermuda exempted company (including any successor thereto, the “Company”) (a) one common share, par value of $.05 per share plus (b) the Incentive Share Fraction (which may be zero) for the applicable Exercise Date at an exercise price of $166.66667 (as such exercise price may be adjusted pursuant to the Warrant Agreement, the “Exercise Price”). This Warrant Certificate shall terminate and become void as of 5:00 P.M., New York time, on Expiration Date, as subject to adjustment from time to time as described in the Warrant Agreement, or upon the exercise hereof as to all the Common Shares subject hereto. The number of shares issuable upon exercise of the Warrants and the Exercise Price shall be subject to adjustment from time to time as set forth in the Warrant Agreement.
This Warrant Certificate is issued under and in accordance with a Warrant Agreement, dated as of June 10, 2021 (the “Warrant Agreement”), between the Company and Computershare Trust Company, N.A. (the “Warrant Agent,” which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Warrants.
Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent, Computershare Trust Company, N.A., 480 Washington Boulevard, Jersey City, New Jersey 07310.
Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part no later than 5:00 P.M., New York time, on any Business Day (the “Exercise Date”), in accordance with Section 3.04 of the Warrant Agreement. If the date specified as the Exercise Date is not a Business Day, the Warrants will be deemed to be received and exercised on the next succeeding Business Day. If the Warrants are received or deemed to be received after the Expiration Date, the exercise thereof will be null and void and any funds delivered to the Warrant Agent will be returned to the Holder as soon as practicable. In no event will interest accrue on funds deposited with the Warrant Agent in respect of an exercise or attempted exercise of Warrants.
As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time and from time to time on any Business Day on and after the Issue Date; provided, however, that Holders of Warrants will be able to exercise their Warrants only if the Common Share Shelf Registration Statement relating to the Warrant Shares is effective and not subject to suspension pursuant to the Warrant Agreement and such securities are qualified for sale or exempt from qualification under the applicable securities laws of any relevant states or other jurisdictions; provided further, however, that no Warrant shall be exercisable after the Expiration Date.
Upon any partial exercise of the Warrants, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate representing those Warrants which were not exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. No fractional Warrant Shares will be issued upon the exercise of the Warrants. If any fraction of a Warrant Share would be issuable upon the exercise of Warrants, the Company shall round down the total number of Common Shares to be issued to the relevant Holder to the nearest whole number.
All Warrants Shares shall, upon such issue, be duly and validly issued and fully paid and non-assessable.
The holder in whose name the Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of the Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

The Warrants do not entitle any Holder hereof to any of the rights of a shareholder of the Company.
This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.
NABORS INDUSTRIES LTD.

By:
Name:
Title:
DATED:

Countersigned:

COMPUTERSHARE INC., and COMPUTERSHARE TRUST COMPANY, N.A., as Warrant Agent On behalf of both entities

By:
Authorized Signatory

FORM OF ELECTION TO PURCHASE WARRANT SHARES1
(to be executed only upon exercise of Warrants)
NABORS INDUSTRIES LTD.
The undersigned hereby irrevocably elects to exercise Warrants to acquire Common Shares, par value $0.05 per share, of Nabors Industries Ltd., at an exercise price per Common Share (plus the Incentive Share Fraction, if any, for the applicable Exercise Date) of $166.66667 and otherwise on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders all right, title and interest in the number of Warrants exercised hereby to Nabors Industries Ltd. and directs that the Common Shares deliverable upon the exercise of such Warrants, and interests in any Warrant representing unexercised Warrants, be registered or placed in the name and at the address specified below and delivered thereto. If other than the registered holder of the Warrants, the undersigned must pay all transfer taxes, assessments or similar governmental charges in connection with any exercise of such Warrants.
The undersigned hereby represents and warrants that (each Holder must choose one):
☐	upon the exercise of the number of Warrants listed below the Holder shall not Beneficially Own more than 4.9% of the then issued and outstanding Common Shares; or
☐
(i) it Beneficially Owned[2] more than 4.9% of the then issued and outstanding Common Shares at 5:00 pm on May 27, 2021 and (ii) upon the exercise of the Warrants listed below, the Holder shall have exercised only the Warrants that it received directly from the Company in the Warrant Distribution.

Any attempted exercise of a Warrant contrary to the immediately preceding sentence shall be void ab initio to the extent that such exercise violates the preceding sentence.
Method of exercise:
☐	wire transfer of immediately available funds or certified or official bank check; or
☐	surrendering Designated Notes[3]
Number of Warrants exercised hereby:
Number of Common Shares Beneficially
Owned prior to the exercise of the Warrants
hereby:

Number of Common Shares Beneficially
Owned upon the exercise of the Warrants
hereby, including the Incentive Share Fraction

Date:

(Signature of Owner)

(Name of Owner)

(Street Address)

(City) (State) (Zip Code)
[1]
For questions related to filling out this Election to Purchase Warrant Shares, please contact Computershare Trust Company, N.A., Computershare Inc. 150 Royall Street Canton, MA 02021 Attention: Client Services, Telephone: 1-877-373-6374

[2]
“Beneficial Ownership” means ownership of Common Shares by a Person, determined in accordance with Section 382, which, for the avoidance of doubt, shall include any Common Shares such Person is treated as owning by reason of the application of the constructive ownership rules under Section 382 but shall not include any Common Shares underlying any unexercised Warrants. “Beneficially Owns” shall have a correlated meaning

[3]	If you are paying the Exercise Price of the Warrants by surrendering Designated Notes, please fill in the information below in the section “Designated Notes used to pay the Exercise Price.”

Common Shares to be issued to:
If held in book-entry form through the Depositary:

Depositary Account Number:

Name of Agent Member:

Beneficial Owner:

If not held in book-entry form through the Depositary:

Social security or identifying number:

Name:

Street Address:

City, State and Zip Code:
Any unexercised Warrants evidenced by the exercising Holder’s interest in the Warrant to be issued to:
If in book-entry form through the Depositary:

Depositary Account Number:

Name of Agent Member:

If not in book-entry form through the Depositary:

Social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Designated Notes used to pay the Exercise Price:
Please fill out the information in the following table for each applicable series of Designated Notes:
DTC Participant Name	DTC Participant Number	Series of applicable Designated Notes	CUSIP	Principal Amount of such Designated Notes surrendered	Beneficial Holder	Contact Information for the Beneficial Holder

FORM OF WARRANT TRANSFER
For value received, the undersigned hereby sells, assigns and transfers unto the right to purchase [ ] Warrant Shares representing Common Shares, par value $0.05] per share, of Nabors Industries Ltd. (the “Company”) pursuant to the attached Warrant Certificate and does hereby irrevocably constitute and appoint attorney to transfer the Warrant, or such portion as is transferred hereby, on the books of the Company with full power of substitution in the premises. The undersigned requests said attorney to issue to the transferee a Warrant Certificate evidencing such transfer and to issue to the undersigned a new Warrant Certificate evidencing the right to purchase Warrant Shares for the balance not so transferred, if any.
Date:

(Signature of Owner)[4]

(Street Address)

(City) (State) (Zip Code)

Medallion Guarantee by:

Name in which new Warrant(s) should be registered:

(Name)

(Street Address)

(City) (State) (Zip Code)

(social security or identifying number)
[4]
The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be medallion guaranteed by an eligible guarantor institution.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY5
The initial number of Warrants represented by the Global Warrants is [•].
The following increases or decreases in this Global Security have been made:
Date of Exercise or Exchange	Decrease in number of Warrants in this Global Warrant Certificate	Increase in number of Warrants in this Global Warrant Certificate	Number of Warrants in this Global Warrant Certificate following such change	Signature of authorized officer of Warrant Agent
[5]	To be included only if Warrants are in global form.

EXHIBIT B
Protocol for Exercise of Warrants with Payment in Designated Notes
1. The Holder shall deliver the applicable form of election included in Exhibit A to the Warrant Agent, along with a statement in writing that the Holder desires to tender payment for the exercise of the Warrant(s) in cash or in any series of Designated Notes.
2. The Holder or the relevant Agent Member shall use the Depositary’s DWAC system to withdraw the Holder’s beneficial interest in the Warrants being exercised and the applicable series of Designated Notes being surrendered from their book-entry accounts with the Depositary and to transfer such Warrants to the Warrant Agent and to transfer such Designated Notes to the applicable indenture trustee under the indenture governing the terms of such Designated Notes. If the applicable series of Designated Notes being surrendered are not held in global form through the Depositary, then such Designated Notes shall be transferred to the applicable indenture trustee pursuant to the applicable procedures of the indenture trustee, registrar or transfer agent, as applicable, under the indenture governing the terms of such Designated Notes.
3. Upon confirmation by the Company to the Warrant Agent that the aggregate principal amount of the applicable series of Designated Notes surrendered by the Holder is sufficient to pay for the Exercise Price multiplied by the number Warrants exercised thereby, the Warrant Agent shall provide the Depositary with any confirmations or acknowledgments reasonably necessary for the transfers described in 2 above to occur. The relevant indenture trustee will approve the DWAC from the Holder pursuant to instructions by the Company to the trustee.
4. Following the transfers of the applicable series of Designated Notes and Warrants described above, the Warrant Agent shall transfer the Warrant Shares pursuant to the exercise of the Warrants to the relevant Agent Member through the Depositary’s DWAC system pursuant to Article III of the Warrant Agreement.
5. All Warrants and Designated Notes transferred to the Warrant Agent or indenture trustee, as applicable, pursuant to this protocol shall be cancelled. The relevant trustee will receive written instructions from the Company to accept the DWACs from the Holders.
6. All principal amounts of the applicable series of Designated Notes surrendered pursuant to this protocol in excess of the Exercise Price multiplied by the number of Warrants exercised thereby shall be forfeited to the Company by the Holder surrendering such Designated Notes and shall not be refunded to such Holder.
7. All accrued and unpaid interest of the applicable series of Designated Notes surrendered pursuant to this protocol shall be forfeited to the Company by the Holder surrendering such Designated Notes and shall not be refunded to such Holder; provided if such Designated Note is surrendered in between a record date and interest payment date, interest will be paid with respect to the principal balance of the Designated Note as of the record date.

NABORS

NABORS INDUSTRIES LTD.
C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V29040-S82805

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NABORS INDUSTRIES LTD.

The Board of Directors recommends you vote "FOR" the following proposals.	**For**	**Against**	**Abstain**
1. Approve the Settlement Proposal, amending and restating the Company's existing Warrant Agreement, dated June 10, 2021, to grant the Company the sole right to determine whether a warrant exercised be satisfied via "Net Settlement" or "Full Settlement".	☐	☐	☐
2. Approve the Acceleration Proposal, amending and restating the existing Warrant Agreement, to grant the Company the sole right, from time-to-time, to accelerate the expiration date of less than all of the outstanding warrants.	☐	☐	☐
3. Approve the Adjournment Proposal, adjourning the Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the condition precedent proposals.	☐	☐	☐

NOTE: The proxies are authorized to vote, in their discretion, upon any other matters that may properly come before the meeting or any adjournments thereof. The warrants represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned warrant holder(s). **If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.** If any other matters properly come before the meeting the persons named in this proxy will vote in their discretion.

	Yes	**No**
Please indicate if you plan to attend this virtual meeting.	☐	☐

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Meeting Information

2024 Special Meeting of Warrant Holders

[TBD] [TBD]

[TBD]

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V29041-S82805

NABORS INDUSTRIES LTD.

SPECIAL MEETING OF WARRANT HOLDERS
TO BE HELD ON [TBD], 2024

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned warrant holder of Nabors Industries Ltd., a Bermuda exempted company (the "Company"), acknowledges receipt of the Notice of the Special Meeting of Warrant Holders and Proxy Statement, dated [TBD], 2024, and hereby constitutes and appoint(s) Anthony G. Petrello, Mark D. Andrews, and William J. Restrepo, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the warrants of Nabors Industries Ltd. that the warrant holder(s) is/are entitled to vote at the Special Meeting of Warrant Holders to be held at a virtual setting which can be accessed by visiting www.virtualshareholdermeeting.com/NBR2024SM, where you will be able to listen to the meeting live, submit questions and vote online, and any adjournment or postponement thereof, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "*FOR*" THE PROPOSALS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)